As filed with the Securities and Exchange Commission on July 18, 2013

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

TransDigm Inc.

TransDigm Group Incorporated

Subsidiary Guarantors Listed on Schedule A Hereto

(Exact name of registrant as specified in its charter)

TransDigm Inc.	3728	TransDigm Group Incorporated
Delaware	(Primary Standard Industrial Classification Code Number)	Delaware
(State or other jurisdiction of		(State or other jurisdiction of
incorporation or organization)		incorporation or organization)

34-1750032		41-2101738
(I.R.S. Employer Identification No.)		(I.R.S. Employer Identification No.)

1301 East 9th Street, Suite 3000

Cleveland, Ohio 44114

(216) 706-2960

(Address, including zip code, and telephone number, including area code, of each of the registrants’ principal executive offices)

W. Nicholas Howley

Chairman and Chief Executive Officer

TransDigm Group Incorporated

1301 East 9th Street, Suite 3000

Cleveland, Ohio 44114

(216) 706-2960

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Christopher M. Kelly

John T. Owen

Jones Day

222 East 41st Street

New York, New York 10017-6702

(212) 326-3939

Approximate date of commencement of proposed sale to the public:

As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒		Accelerated filer	☐
Non-accelerated filer	☐	(Do not check if a smaller reporting company)	Smaller reporting company	☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)    ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)    ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per unit	Proposed maximum aggregate offering price	Amount of registration fee(1)
7.50% Senior Subordinated Notes due 2021	$500,000,000	100%	$500,000,000	$68,200
Guarantees of 7.50% Senior Subordinated Notes due 2021	—	—	—	—(2)

(1)	Estimated solely for the purpose of calculating the registration fee under Rule 457 of the Securities Act of 1933, as amended.
(2)	Pursuant to Rule 457(n) of the Securities Act of 1933, as amended, no separate fee is payable for the guarantees.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

SCHEDULE A

CHAMPION AEROSPACE LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

58-2623644

(I.R.S. Employer Identification Number)

1230 OLD NORRIS ROAD

LIBERTY, SC 29657

(864) 843-1162

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

ADAMS RITE AEROSPACE, INC.

(Name as specified in its charter)

CALIFORNIA

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

95-4056812

(I.R.S. Employer Identification Number)

4141 NORTH PALM STREET

FULLERTON, CA 92835

(714) 278-6500

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

MARATHONNORCO AEROSPACE, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

74-2707437

(I.R.S. Employer Identification Number)

8301 IMPERIAL DRIVE

WACO, TX 76712

(254) 776-0650

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AVIONIC INSTRUMENTS LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

13-2666109

(I.R.S. Employer Identification Number)

1414 RANDOLPH AVENUE

AVENEL, NEW JERSEY 07001-2402

(732) 388-3500

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

SKURKA AEROSPACE INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

20-2042650

(I.R.S. Employer Identification Number)

4600 CALLE BOLERO, P.O. BOX 2869

CAMARILLO, CALIFORNIA 93011-2869

(805) 484-8884

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

CDA INTERCORP LLC

(Name as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

59-1285683

(I.R.S. Employer Identification Number)

450 GOOLSBY BLVD.

DEERFIELD, FLORIDA 33442

(954) 698-6000

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AVIATION TECHNOLOGIES, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

04-3750236

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AVTECHTYEE, INC.

(Name as specified in its charter)

WASHINGTON

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

91-0761549

(I.R.S. Employer Identification Number)

6500 MERRILL CREEK PARKWAY

EVERETT, WASHINGTON 98203

(425) 290-3100

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

TRANSICOIL LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

26-0084182

(I.R.S. Employer Identification Number)

9 IRON BRIDGE DRIVE

COLLEGEVILLE, PENNSYLVANIA 19426

(484) 902-1100

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

MALAYSIAN AEROSPACE SERVICES, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

20-4894903

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AEROCONTROLEX GROUP, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

26-0379798

(I.R.S. Employer Identification Number)

4223 MONTICELLO BLVD

SOUTH EUCLID, OHIO 44121

(216) 291-6025

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

ACME AEROSPACE, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

16-0324980

(I.R.S. Employer Identification Number)

528 W. 21ST STREET, SUITE 6

TEMPE, ARIZONA 85282

(480) 894-6864

(Address, including zip code, and

telephone number, including area code,

of principal executive offices

DUKES AEROSPACE, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

27-1368976

(I.R.S. Employer Identification Number)

9060 WINNETKA AVENUE

NORTHRIDGE, CALIFORNIA 91324

(818) 998-9811

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

BRUCE AEROSPACE INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

26-0658833

(I.R.S. Employer Identification Number)

101 EVANS AVENUE

DAYTON, NEVADA 89403

(775) 246-0101

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

CEF INDUSTRIES, LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

36-2056886

(I.R.S. Employer Identification Number)

320 SOUTH CHURCH STREET

ADDISON, ILLINOIS 60101

(630) 628-2299

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

BRUCE INDUSTRIES, INC.

(Name as specified in its charter)

COLORADO

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

20-8487769

(I.R.S. Employer Identification Number)

101 EVANS AVENUE

DAYTON, NEVADA 89403

(775) 246-0101

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

SEMCO INSTRUMENTS, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

95-2500600

(I.R.S. Employer Identification Number)

25700 RYE CANYON ROAD

VALENCIA, CALIFORNIA 91355

(661) 257-2000

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

HARTWELL CORPORATION

(Name as specified in its charter)

CALIFORNIA

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

95-1936254

(I.R.S. Employer Identification Number)

900 S. RICHFIELD ROAD

PLACENTIA, CALIFORNIA 92870

(714) 993-4200

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

MCKECHNIE AEROSPACE HOLDINGS, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

26-0181650

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

MCKECHNIE AEROSPACE US LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

27-0127704

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

MCKECHNIE AEROSPACE DE, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

20-8964837

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

MCKECHNIE AEROSPACE INVESTMENTS, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

58-2430801

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

TEXAS ROTRONICS, INC.

(Name as specified in its charter)

TEXAS

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

74-2925673

(I.R.S. Employer Identification Number)

601 WEST ELIZABETH STREET

BROWNSVILLE, TEXAS 78520

(956) 571-5031

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

WESTERN SKY INDUSTRIES, LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

94-3033701

(I.R.S. Employer Identification Number)

2600 S. CUSTER AVE.

WICHITA, KANSAS 67217

(316) 941-0400

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

SCHNELLER INTERNATIONAL SALES CORP.

(Name as specified in its charter)

OHIO

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

34-2041979

(I.R.S. Employer Identification Number)

6019 POWDERMILL RD.

KENT, OHIO 44240

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

SCHNELLER LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

87-0802616

(I.R.S. Employer Identification Number)

6019 POWDERMILL RD.

KENT, OHIO 44240

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

SCHNELLER HOLDINGS, LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

87-0802607

(I.R.S. Employer Identification Number)

6019 POWDERMILL RD.

KENT, OHIO 44240

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AMSAFE – C SAFE, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

32-0261761

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

HARCO LABORATORIES, INCORPORATED

(Name as specified in its charter)

CONNECTICUT

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

06-0691144

(I.R.S. Employer Identification Number)

186 CEDAR STREET

BRANFORD, CONNECTICUT 06405

(203) 483-3700

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AMSAFE GLOBAL HOLDINGS, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

26-1268176

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO, 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AP GLOBAL ACQUISITION CORP.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

26-1172816

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO, 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

BRIDPORT HOLDINGS, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

74-3127247

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO, 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AP GLOBAL HOLDINGS, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

26-1171087

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO, 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AMSAFE INDUSTRIES, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

32-0122263

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO, 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AMSAFE, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

36-3363619

(I.R.S. Employer Identification Number)

1043 N. 47TH AVENUE PHOENIX, ARIZONA 85043

(602) 850-2850

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AMSAFE COMMERCIAL PRODUCTS, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

86-0774924

(I.R.S. Employer Identification Number)

22937 GALLATIN WAY

ELKHART, INDIANA 46514

(574) 266-8330

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

BRIDPORT ERIE AVIATION, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

25-1861935

(I.R.S. Employer Identification Number)

1317 WEST 12TH STREET ERIE, PENNSYLVANIA 16501

(814) 833-6767

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

ARKWIN INDUSTRIES, INC.

(Name as specified in its charter)

NEW YORK

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

11-1696632

(I.R.S. Employer Identification Number)

686 MAIN STREET

WESTBURY, NEW YORK 11590

(516) 333-2640

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

BRIDPORT-AIR CARRIER, INC.

(Name as specified in its charter)

WASHINGTON

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

91-1887382

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO, 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

WHIPPANY ACTUATION SYSTEMS, LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

46-3033189

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

The information in this prospectus is not complete and may be changed. We may not sell securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and we are not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated July 18, 2013

PROSPECTUS

TransDigm Inc.

OFFER TO EXCHANGE

Up to $500,000,000 aggregate principal amount of its 7.50% Senior Subordinated Notes due 2021 registered under the Securities Act of 1933 for

any and all outstanding 7.50% Senior Subordinated Notes due 2021 that were issued on July 1, 2013

•

We are offering to exchange new registered 7.50% senior subordinated notes due 2021, which we refer to herein as the “exchange notes,” for all of our outstanding unregistered 7.50% senior subordinated notes due 2021 that were issued on July 1, 2013, which we refer to herein as the “original notes.” We refer herein to the exchange notes and the original notes, collectively, as the “notes.”

•	The exchange offer expires at 5:00 p.m., New York City time, on , unless extended.

•	The exchange offer is subject to customary conditions that we may waive.

•	All outstanding original notes that are validly tendered and not validly withdrawn prior to the expiration of the exchange offer will be exchanged for the exchange notes.

•	Tenders of outstanding notes may be withdrawn at any time before 5:00 p.m., New York City time, on the expiration date of the exchange offer.

•	We believe that the exchange of original notes for exchange notes should not be a taxable exchange for U.S. federal income tax purposes.

•	We will not receive any proceeds from the exchange offer.

•

The terms of the exchange notes to be issued are substantially identical to the terms of the original notes, except that the exchange notes will not have transfer restrictions and you will not have registration rights.

•	If you fail to tender your original notes, you will continue to hold unregistered securities and it may be difficult for you to transfer them.

•	There is no established trading market for the exchange notes, and we do not intend to apply for listing of the exchange notes on any securities exchange or market quotation system.

See “Risk Factors” beginning on page 9 for a discussion of matters you should consider before you participate in the exchange offer.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is                 , 2013.

This prospectus incorporates important business and financial information about us that is not included or delivered with this prospectus. We will provide this information to you at no charge upon written or oral request directed to Investor Relations, TransDigm Inc., 1301 East 9th Street, Suite 3000, Cleveland, Ohio 44114 (telephone number (216) 706-2939). In order to ensure timely delivery of this information, any request should be made by                     , five business days prior to the expiration date of the exchange offer.

No dealer, salesperson or other individual has been authorized to give any information or to make any representations not contained in this prospectus in connection with the exchange offer. If given or made, such information or representations must not be relied upon as having been authorized by us. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implications that there has not been any change in the facts set forth in this prosecutes or in our affairs since the date hereof.

Each broker-dealer that receives exchange notes for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of such exchange notes. The letter of transmittal accompanying this prospectus states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act of 1933, as amended. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of the exchange notes received in exchange for original notes where such original notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. We have agreed that, for a period of 180 days after the expiration of the exchange offer, we will make this prospectus available to any broker-dealer for use in connection with any such resales. See “Plan of Distribution.”

NOTICE TO INVESTORS

This prospectus contains summaries of the terms of certain agreements that we believe to be accurate in all material respects. However, we refer you to the actual agreements for complete information relating to those agreements. All summaries of such agreements contained in this prospectus or incorporated by reference into this prospectus are qualified in their entirety by this reference. To the extent that any such agreement is attached as an exhibit to this registration statement, we will make a copy of such agreement available to you upon request.

i

The notes will be available in book-entry form only. The notes exchanged pursuant to this prospectus will be issued in the form of one or more global certificates, which will be deposited with, or on behalf of, The Depository Trust Company, or DTC, and registered in its name or in the name of Cede & Co., its nominee. Beneficial interests in the global certificates will be shown on, and transfer of the global certificates will be effected only through, records maintained by DTC and its participants. After the initial issuance of the global certificates, notes in certificated form will be issued in exchange for global certificates only in the limited circumstances set forth in the indenture, dated as of July 1, 2013, or the Indenture, governing the notes. See “Book-Entry, Delivery and Form.”

ii

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this prospectus and in documents we file with the Securities and Exchange Commission, or the SEC, that are incorporated by reference in this prospectus. This summary may not contain all of the information that may be important to you. You should read the entire prospectus and the information incorporated by reference in this prospectus carefully, including the financial statements and the related notes incorporated by reference in this prospectus, before you decide to participate in the exchange offer. This prospectus contains forward-looking statements, which involve risks and uncertainties. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those discussed in the “Risk Factors” and other sections of this prospectus and in the documents incorporated by reference in this prospectus. Unless the context otherwise requires, references in this prospectus to “we,” “us,” “our” and “the Company” refer to TransDigm Group Incorporated, TransDigm Inc. and its subsidiaries.

Our Company

We believe we are a leading global designer, producer and supplier of highly engineered aircraft components for use on nearly all commercial and military aircraft in service today. We estimate that over 90% of our net sales for fiscal year 2012 were generated by proprietary products. In addition, for fiscal year 2012, we estimate that we generated approximately 3/4 of our net sales from products for which we are the sole source provider.

Most of our products generate significant aftermarket revenue. Once our parts are designed into and sold on a new aircraft, we generate net sales from aftermarket consumption over the life of that aircraft, which is generally estimated to be approximately 30 years. A typical platform can be produced for 20 to 30 years, giving us an estimated aftermarket product life cycle of 50-60 years. We estimate that approximately 55% of our net sales in fiscal year 2012 were generated from aftermarket sales, the vast majority of which come from the commercial and military aftermarkets. These aftermarket revenues have historically produced a higher gross margin and been more stable than sales to original equipment manufacturers, or OEMs.

We primarily design, produce and supply highly-engineered proprietary aerospace components (and certain systems/subsystems) with significant aftermarket content. We seek to develop highly customized products to solve specific needs for aircraft operators and manufacturers. We attempt to differentiate ourselves based on engineering, service and manufacturing capabilities. We typically choose not to compete for non-proprietary “build to print” business because it frequently offers lower margins than proprietary products. We believe that our products have strong brand names within the industry and that we have a reputation for high quality, reliability and customer support.

Our business is well diversified due to the broad range of products that we offer to our customers. Some of our more significant product offerings, substantially all of which are ultimately provided to end-users in the aerospace industry, include mechanical/electro-mechanical actuators and controls, ignition systems and engine technology, specialized pumps and valves, power conditioning devices, specialized AC/DC electric motors and generators, NiCad batteries and chargers, engineered latching and locking devices, rods and locking devices, engineered connectors and elastomers, cockpit security components and systems, specialized cockpit displays, aircraft audio systems, specialized lavatory components, seatbelts and safety restraints, engineered interior surfaces and lighting and control technology.

Our customers include: (1) distributors of aerospace components; (2) worldwide commercial airlines, including national and regional airlines; (3) large commercial transport and regional and business aircraft OEMs;

(4) various armed forces of the United States and friendly foreign governments; (5) defense OEMs; (6) system suppliers; and (7) various other industrial customers. For fiscal year 2012, Boeing (which includes Aviall, Inc., the world’s largest aerospace distributor of commercial aftermarket parts to airlines throughout the world) accounted for approximately 13% of our net sales. Our top 10 customers for fiscal year 2012 accounted for approximately 43% of our net sales. Products supplied to many of our customers are used on multiple platforms.

Recent Developments

In June 2013, we obtained consents from the lenders under our senior secured credit facilities (the “Amendment to the Senior Secured Credit Facilities”) to permit, among other things, a special dividend (the “Dividend”) of up to $1.9 billion, to permit the issuance of the notes, and, subject to the issuance of the notes, and the 2013 Incremental Term Loans (as defined below), to permit certain changes to financial and negative covenants under our revolving credit facility. In connection with the Amendment to the Senior Secured Credit Facilities, we also requested aggregate commitments of $900 million from existing and new lenders to a new term loan due 2020, which will be co-terminus with our existing term loan due 2020 (collectively, the “2013 Incremental Term Loans,” and, collectively with the issuance of the notes, the Amendment to the Senior Secured Credit Facilities and the Dividend, the “Transactions”). On July 3, 2013, our board of directors authorized and declared the Dividend in the amount of $22.00 on each outstanding share of our common stock with a payment date of July 25, 2013.

SUMMARY OF THE EXCHANGE OFFER

On July 1, 2013, we issued the original notes in a transaction exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. In connection with the offering of the original notes, we entered into a registration rights agreement, dated as of July 1, 2013, with the initial purchasers of the original notes, or the registration rights agreement. In the registration rights agreement, we agreed to offer the exchange notes, which will be registered under the Securities Act, in exchange for the original notes. The exchange offer is intended to satisfy our obligations under the registration rights agreement. We also agreed to deliver this prospectus to the holders of the original notes. You should read the discussions under the headings “Prospectus Summary—Summary of the Terms of the Exchange Notes” and “Description of the Exchange Notes” for information regarding the exchange notes.

The Exchange Offer	This is an offer to exchange, in denominations of $2,000 and multiples of $1,000 in excess thereof, exchange notes for like amounts of original notes. The exchange notes are substantially identical to the original notes, except that the exchange notes generally will be freely transferable. Based upon interpretations by the staff of the Securities and Exchange Commission, or the SEC, set forth in no actions letters issued to unrelated third parties, we believe that you can transfer the exchange notes without complying with the registration and prospectus delivery provisions of the Securities Act if you:

•	acquire the exchange notes in the ordinary course of your business;

•	are not and do not intend to become engaged in a distribution of the exchange notes;

•	are not an “affiliate” (within the meaning of the Securities Act) of ours;

•	are not a broker-dealer (within the meaning of the Securities Act) that acquired the original notes from us or our affiliates; and

•	are not a broker-dealer (within the meaning of the Securities Act) that acquired the original notes in a transaction as part of its market-making or other trading activities.

If any of these conditions are not satisfied and you transfer any exchange note without delivering a proper prospectus or without qualifying for a registration exemption, you may incur liability under the Securities Act. See “The Exchange Offer—Purpose of the Exchange Offer.”

Registration Rights Agreement

Under the registration rights agreement, we have agreed to use our reasonable best efforts to consummate the exchange offer or cause the original notes to be registered under the Securities Act to permit resales. If we are not in compliance with our obligations under the registration rights agreement, liquidated damages will accrue on the original notes in addition to the interest that otherwise is due on the original notes. If the exchange offer is completed on the terms and within the time period contemplated by this prospectus, no liquidated damages will be payable on the original notes. The exchange notes will not contain any provisions regarding the payment of liquidated damages. See “The Exchange Offer—Liquidated Damages.”

Minimum Condition	The exchange offer is not conditioned on any minimum aggregate principal amount of original notes being tendered in the exchange offer.

Expiration Date	The exchange offer will expire at 5:00 p.m., New York City time, on , 2013, unless we extend it.

Exchange Date	We will accept original notes for exchange at the time when all conditions of the exchange offer are satisfied or waived. We will deliver the exchange notes promptly after we accept the original notes.

Conditions to the Exchange Offer	Our obligation to complete the exchange offer is subject to certain conditions. See “The Exchange Offer—Conditions to the Exchange Offer.” We reserve the right to terminate or amend the exchange offer at any time prior to the expiration date upon the occurrence of certain specified events.

Withdrawal Rights	You may withdraw the tender of your original notes at any time before the expiration of the exchange offer on the expiration date. Any original notes not accepted for any reason will be returned to you without expense as promptly as practicable after the expiration or termination of the exchange offer.

Procedures for Tendering Original Notes	See “The Exchange Offer—How to Tender.”

United States Federal Income Tax Consequences	We believe that the exchange of the original notes for the exchange notes should not be a taxable exchange for U.S. federal income tax purposes, and holders will not recognize any taxable gain or loss as a result of such exchange. See “Certain United States Federal Income Tax Considerations.”

Effect on Holders of Original Notes	If the exchange offer is completed on the terms and within the period contemplated by this prospectus, holders of original notes will have no further registration or other rights under the registration rights agreement, except under limited circumstances. See “The Exchange Offer—Other.”

Holders of original notes who do not tender their original notes will continue to hold those original notes. All untendered, and tendered but unaccepted original notes, will continue to be subject to the transfer restrictions provided for in the original notes and the Indenture. To the extent that original notes are tendered and accepted in the exchange offer, the trading market, if any, for the original notes could be adversely affected. See “Risk Factors—Risks Associated with the Exchange Offer—You may not be able to sell your original notes if you do not exchange them for registered exchange notes in the exchange offer,” “Risk Factors—Your ability to sell your original notes may be significantly more limited and the price at which you may be able to sell your original notes may be significantly lower if you do not exchange them for registered exchange notes in the exchange offer” and “The Exchange Offer—Other.”

Appraisal Rights	Holders of original notes do not have appraisal or dissenters’ rights under applicable law or the Indenture. See “The Exchange Offer—Terms of the Exchange Offer.”

Use of Proceeds	We will not receive any proceeds from the issuance of the exchange notes pursuant to the exchange offer.

Exchange Agent	The Bank of New York Mellon Trust Company, N.A., the trustee under the Indenture, is serving as the exchange agent in connection with this exchange offer.

SUMMARY OF THE TERMS OF THE EXCHANGE NOTES

Issuer	TransDigm Inc.

Exchange Notes	$500,000,000 in aggregate principal amount of 7.50% Senior Subordinated Notes due 2021.

Maturity Date	July 15, 2021.

Interest	7.50% per annum, payable semi-annually on January 15 and July 15 commencing on January 15, 2014.

Guarantees	The exchange notes will be fully and unconditionally guaranteed, jointly and severally and on an unsecured senior subordinated basis, by TD Group, our parent company, and, other than immaterial subsidiaries, all of our existing and future domestic subsidiaries. Our foreign subsidiaries will not guarantee the exchange notes. As of the date of this prospectus, we have 30 foreign subsidiaries (three of which have minor assets and liabilities and twenty of which are holding companies). See “Description of the Exchange Notes—Ranking—Liabilities of Subsidiaries versus Notes and Guarantees.”

Ranking	The exchange notes will be our unsecured senior subordinated obligations. The exchange notes and guarantees will rank:

•	junior to all of our and the guarantors’ existing and future senior indebtedness, including any borrowings under our senior secured credit facilities;

•

equally with any of our and the guarantors’ existing and future senior subordinated indebtedness, including our $1,600.0 million aggregate principal amount of 7.75% Senior Subordinated Notes due 2018 (the “2018 Notes”) issued in December 2010 and $550.0 million aggregate principal amount of 5.50% Senior Subordinated Notes due 2020 (the “2020 Notes”) issued in October 2012; and

•	senior in right of payment to any of our and the guarantors’ future indebtedness that is, by its terms, expressly subordinated in right of payment to the notes.

As of March 30, 2013, on a pro forma basis giving effect to the Transactions, the notes would have ranked junior in right of payment to $3,095 million of our senior indebtedness, all of which is secured, which does not include amounts that may be drawn in the future from time to time under our revolving credit facility, which would also be secured and rank senior in right of payment to the notes.

Optional Redemption	We may redeem the exchange notes at any time and from time to time after issuance in whole or in part in cash at the redemption prices described in this prospectus, plus accrued and unpaid interest to the date of redemption. See “Description of the Exchange Notes—Optional Redemption.”

Change of Control	If a change of control event occurs, each holder of exchange notes will have the right to require us to purchase all or a portion of its exchange notes at a purchase price equal to 101% of the principal amount of the exchange notes, plus accrued and unpaid interest to the date of purchase. See “Description of the Exchange Notes—Change of Control.”

Certain Covenants	The Indenture contains covenants that, among other things, limit the ability of TransDigm Inc. and its restricted subsidiaries to:

•	incur or guarantee additional indebtedness or issue preferred stock;

•	pay distributions on, redeem or repurchase capital stock or redeem or repurchase subordinated debt;

•	make investments;

•	sell assets;

•	enter into agreements that restrict distributions or other payments from restricted subsidiaries to TransDigm Inc.;

•	incur or suffer to exist liens securing indebtedness;

•	consolidate, merge or transfer all or substantially all of our assets;

•	engage in transactions with affiliates;

•	create unrestricted subsidiaries; and

•	engage in certain business activities.

These limitations are subject to a number of important qualifications and exceptions.

Covenant Suspension	At any time when the notes are rated investment grade by Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and no default has occurred and is continuing under the indenture, TransDigm Inc. and its restricted subsidiaries will not be subject to many of the foregoing covenants. However, if TransDigm Inc. and its restricted subsidiaries are not subject to such covenants and, on any subsequent date, one or both of such rating agencies withdraws its investment grade ratings assigned to the notes or downgrades the rating assigned to the notes below an investment grade rating, or if a default or event of default occurs and is continuing, then TransDigm Inc. and its restricted subsidiaries will again become subject to such covenants. See “Description of the Exchange Notes—Certain Covenants.”

In addition, subject to certain exceptions, if either TransDigm Inc. or TD Group is acquired by an entity that has received an investment grade rating from both Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and such entity files current and periodic reports with the SEC, the requirement in the indenture governing the notes that either TransDigm Inc. or TD Group file current and periodic reports with the SEC will be suspended. See “Description of the Exchange Notes—Certain Covenants.”

Use of Proceeds	We will not receive any proceeds from the issuance of the exchange notes pursuant to the exchange offer.

Trustee	The Bank of New York Mellon Trust Company, N.A. is the trustee for the holders of the exchange notes.

Governing Law	The exchange notes, the Indenture and the other documents for the offering of the exchange notes are governed by the laws of the State of New York.

For additional information about the exchange notes, see the section of this prospectus entitled “Description of the Exchange Notes.”

Regulatory Approvals

Other than the federal securities laws, there are no federal or state regulatory requirements that we must comply with and there are no approvals that we must obtain in connection with the exchange offer.

Risk Factors

Participating in the exchange offer involves certain risks. You should carefully consider the information under “Risk Factors” and in Item 1A “Risk Factors” in our annual report on Form 10-K for the year ended September 30, 2012 and all other information included or incorporated by reference in this prospectus before participating in the exchange offer.

Ratio of Earnings to Fixed Charges

Our ratio of earnings to fixed charges is set forth on page 18 of this prospectus.

Principal Offices

Our executive offices are located at 1301 East 9th Street, Suite 3000, Cleveland, Ohio 44114 and our telephone number is (216) 706-2960. Our website address is http://www.transdigm.com. Our website and the information contained on, or that can be accessed through, our website are not part of this prospectus.

RISK FACTORS

Participating in the exchange offer involves risks. You should carefully consider the risks described below and in Item 1A “Risk Factors” in our annual report on Form 10-K for the year ended September 30, 2012, together with the other information contained in this prospectus or incorporated by reference in this prospectus, before you decide to participate in the exchange offer. Any of the following risks, as well as other risks and uncertainties, could harm the value of the notes directly, or our business and financial results and thus indirectly cause the value of the notes to decline. The risks described below are not the only ones that could impact our company or the value of the notes. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial may also materially and adversely affect our business, financial condition or results of operations. As a result of any of these risks, known or unknown, you may lose all or part of your investment in the notes.

Risks Relating to the Notes

Our substantial indebtedness could adversely affect our financial health and could harm our ability to react to changes in our business and prevent us from fulfilling our obligations under our indebtedness, including the notes.

We have a significant amount of indebtedness. As of March 30, 2013, our total indebtedness was approximately $4,344.5 million, which was approximately 86.4% of our total capitalization. As of March 30, 2013, on a pro forma basis after giving effect to the Transactions, our outstanding indebtedness would have consisted of an additional $500.0 million of indebtedness represented by the notes and $900.0 million of indebtedness represented by the 2013 Incremental Term Loans, resulting in total indebtedness of approximately $5,744.5 million. Accordingly, we expect that indebtedness would represent approximately 110.9% of our total capitalization as of March 30, 2013 on a pro forma basis giving effect to the Transactions, which includes the Dividend at an assumed amount of $1,252.0 million. Although our senior secured credit facility, the Indenture, the indenture governing the 2018 Notes and the indenture governing the 2020 Notes contain restrictions on the incurrence of additional indebtedness, these restrictions are subject to a number of significant qualifications and exceptions, and the indebtedness incurred in compliance with these qualifications and exceptions could be substantial. If we incur additional debt, the risks associated with our substantial leverage would increase.

Our substantial level of indebtedness increases the possibility that we may be unable to generate cash sufficient to pay, when due, the principal of, interest on or other amounts due in respect of our indebtedness, including the notes. Our substantial indebtedness could also have other important consequences to investors. For example, it could:

•	increase our vulnerability to general economic downturns and adverse competitive industry conditions;

•	increase the risk we are subjected to downgrade or put on a negative watch by the ratings agencies;

•

require us to dedicate a substantial portion of our cash flow from operations to payments on our indebtedness, thereby reducing the availability of our cash flow to fund working capital, capital expenditures, research and development efforts and other general corporate purposes;

•	limit our flexibility in planning for, or reacting to, changes in our business and the industry in which we operate;

•	place us at a competitive disadvantage compared to competitors that have less debt; and

•

limit, along with the financial and other restrictive covenants contained in the documents governing our indebtedness, among other things, our ability to borrow additional funds, make investments and incur liens.

In addition, all of our debt under the senior secured credit facilities, which includes a $3.1 billion term loan facility and a revolving loan facility of up to $310.0 million, bears interest at floating rates. Accordingly, in the event that interest rates increase, our debt service expense will also increase. In order to reduce the floating interest rate risk, as of March 30, 2013, the Company was party to three forward starting interest rate swap agreements that fix the rate of interest beginning December 31, 2012 through June 30, 2015 on an aggregate notional amount of $353 million of debt under the senior secured credit facilities.

Our substantial level of indebtedness increases the possibility that we may be unable to generate cash sufficient to pay, when due, the principal of, interest on or other amounts due in respect of our indebtedness, including the 2018 Notes, the 2020 Notes and the notes. We cannot assure you that our business will generate sufficient cash flow from operations or that future borrowings will be available to us under the senior secured credit facilities or otherwise in amounts sufficient to enable us to service our indebtedness. If we cannot service our debt, we will have to take actions such as reducing or delaying capital investments, selling assets, restructuring or refinancing our debt or seeking additional equity capital.

Despite current indebtedness levels, we and our subsidiaries may still be able to incur substantially more debt. This could further exacerbate the risks associated with our substantial leverage.

We and our subsidiaries may be able to incur substantial additional indebtedness in the future. For example, as of March 30, 2013, we had approximately $303.3 million of unused commitments under our revolving loan facility. Although our senior secured credit facilities, the Indenture, the indenture governing the 2018 Notes and the indenture governing the 2020 Notes contain restrictions on the incurrence of additional indebtedness, these restrictions are subject to a number of significant qualifications and exceptions, and the indebtedness incurred in compliance with these qualifications and exceptions could be substantial. Any additional borrowings could be senior to the notes and the related guarantees. If we incur additional debt, the risks associated with our substantial leverage would increase.

To service our indebtedness, we will require a significant amount of cash. Our ability to generate cash depends on many factors beyond our control and any failure to meet our debt service obligations could harm our business, financial condition and results of operations.

Our ability to make payments on and to refinance our indebtedness, including the notes and amounts borrowed under the senior secured credit facilities, and to fund our operations, will depend on our ability to generate cash in the future, which, to a certain extent, is subject to general economic, financial, competitive, legislative, regulatory and other factors that are beyond our control.

We cannot assure you, however, that our business will generate sufficient cash flow from operations, that currently anticipated cost savings and operating improvements will be realized on schedule or at all or that future borrowings will be available to us under the senior secured credit facilities or otherwise in amounts sufficient to enable us to service our indebtedness, including the notes, the 2018 Notes, the 2020 Notes and amounts borrowed under the senior secured credit facilities, or to fund our other liquidity needs. If we cannot service our debt, we will have to take actions such as reducing or delaying capital investments, selling assets, restructuring or refinancing our debt or seeking additional equity capital. We cannot assure you that any of these remedies could, if necessary, be effected on commercially reasonable terms, or at all. Our ability to restructure or refinance our debt will depend on the condition of the capital markets and our financial condition at such time. Any refinancing of our debt could be at higher interest rates and may require us to comply with more onerous covenants, which could further restrict our business operations. The terms of existing or future debt instruments, the Indenture, the indenture governing the 2018 Notes, the indenture governing the 2020 Notes and our senior secured credit facilities may restrict us from adopting any of these alternatives. In addition, any failure to make payments of interest and principal on our outstanding indebtedness on a timely basis would likely result in a reduction of our credit rating, which could harm our ability to incur additional indebtedness on acceptable terms and would otherwise adversely affect the notes.

See “Description of the Exchange Notes” in this prospectus and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Description of Current Senior Secured Credit Facility and Indentures” incorporated by reference herein from our Annual Report on Form 10-K for the year ended September 30, 2012.

Repayment of our debt, including the notes, is dependent on cash flow generated by our subsidiaries.

Our subsidiaries own a significant portion of our assets and conduct a significant portion of our operations. Accordingly, repayment of our indebtedness, including the notes, is dependent, to a significant extent, on the generation of cash flow by our subsidiaries and their ability to make such cash available to us, by dividend, debt repayment or otherwise. Unless they are guarantors of the notes, our subsidiaries do not have any obligation to pay amounts due on the notes or to make funds available for that purpose. Our subsidiaries may not be able to, or may not be permitted to, make distributions to enable us to make payments in respect of our indebtedness, including the notes. Each subsidiary is a distinct legal entity and, under certain circumstances, legal and contractual restrictions may limit our ability to obtain cash from our subsidiaries. While the Indenture limits the ability of our subsidiaries to incur consensual restrictions on their ability to pay dividends or make other intercompany payments to us, these limitations are subject to certain qualifications and exceptions. In the event that we do not receive distributions from our subsidiaries, we may be unable to make required principal and interest payments on our indebtedness, including the notes.

The terms of our senior secured credit facilities, the Indenture, the indenture relating to the 2018 Notes and the indenture relating to the 2020 Notes may restrict our current and future operations, particularly our ability to respond to changes or to take certain actions.

Our senior secured credit facilities, the Indenture, the indenture governing the 2018 Notes and the indenture governing the 2020 Notes contain a number of restrictive covenants that impose significant operating and financial restrictions on TD Group and TransDigm Inc. and its subsidiaries (in the case of the senior secured credit facilities) and TransDigm Inc. and its subsidiaries (in the case of the indentures) and may limit their ability to engage in acts that may be in our long-term best interests. The senior secured credit facilities and the Indenture, the indenture governing the 2018 Notes and the indenture governing the 2020 Notes include covenants restricting, among other things, the ability of TD Group, TransDigm Inc. and its subsidiaries (in the case of the senior secured credit facilities) and TransDigm Inc. and its subsidiaries (in the case of the Indenture) to:

•	incur or guarantee additional indebtedness or issue preferred stock;

•	pay distributions on, redeem or repurchase our capital stock or redeem or repurchase our subordinated debt;

•	make investments;

•	sell assets;

•	enter into agreements that restrict distributions or other payments from our restricted subsidiaries to us;

•	incur or suffer to exist liens;

•	consolidate, merge or transfer all or substantially all of our assets;

•	engage in transactions with affiliates;

•	create unrestricted subsidiaries; and

•	engage in certain business activities.

A breach of any of these covenants could result in a default under the senior secured credit facilities, the notes, the 2018 Notes or the 2020 Notes. If any such default occurs, the lenders under the senior secured credit facilities and the holders of the notes, the 2018 Notes and the 2020 Notes may elect to declare all outstanding borrowings, together with accrued interest and other amounts payable thereunder, to be immediately due and payable. The lenders under the senior secured credit facilities also have the right in these circumstances to terminate any commitments they have to provide further borrowings. In addition, following an event of default under the senior secured credit facilities, the lenders thereunder will have the right to proceed against the collateral granted to them to secure the debt, which includes our available cash, and they will also have the right to prevent us from making debt service payments on the notes, the 2018 Notes and the 2020 Notes. If the debt under the senior secured credit facilities, the notes the 2018 Notes or the 2020 Notes were to be accelerated, we cannot assure you that our assets would be sufficient to repay in full the notes and our other debt.

For a description of our senior secured credit facilities, see our Current Report on Form 8-K filed on March 6, 2013, which is incorporated by reference herein.

For a description of our 2018 Notes and 2020 Notes, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Annual Report on Form 10-K for the year ended September 30, 2012, which is incorporated by reference herein.

Many of the covenants in the indenture governing the notes will not be applicable during any period when the notes are rated investment grade by Moody’s Investors Service, Inc. and Standard & Poor’s and no default has occurred and is continuing.

Many of the covenants contained in the Indenture will not be applicable during any period when the notes are rated investment grade by both Moody’s Investors Service, Inc. and Standard & Poor’s and no default has occurred and is continuing. These covenants restrict, among other things, the ability of TransDigm Inc. and its restricted subsidiaries to incur or guarantee additional indebtedness or issue preferred stock, to pay distributions on, redeem or repurchase capital stock or redeem or repurchase subordinated debt, sell assets, consolidate, merge or transfer all or substantially all of our assets and enter into certain other transactions. We cannot predict if the notes will ever be rated investment grade, or if they are in the future rated investment grade, that the notes will maintain such ratings. However, suspension of these covenants will allow TransDigm Inc. and its restricted subsidiaries to engage in certain actions that would not have been permitted were these covenants in force, and the effects of any such actions that TransDigm Inc. and its restricted subsidiaries take while these covenants are not in force will be permitted to remain in place even if the notes are subsequently downgraded below investment grade and the covenants are reinstated.

Your right to receive payments on the notes will be subordinated to the borrowings under the senior secured credit facilities and possibly all of our future borrowings. Further, the guarantees of the notes are junior to all of the guarantors’ existing senior indebtedness and possibly to all of the guarantors’ future borrowings.

The notes and the guarantees rank behind all of our and the guarantors’ existing senior indebtedness, including the senior secured credit facilities, and will rank behind all of our and the guarantors’ future borrowings, in each case, except any future indebtedness that expressly provides that it ranks equal with, or junior in right of payment to, the notes and the guarantees, as applicable. We also may be able to incur substantial additional indebtedness, including senior indebtedness, in the future.

As a result of this subordination, upon any distribution to our creditors or the creditors of the guarantors in a bankruptcy, liquidation or reorganization or similar proceeding relating to us or the guarantors or our or their property, the holders of our senior debt and the senior debt of the guarantors will be entitled to be paid in full and in cash before any payment may be made with respect to the notes or the guarantees.

In the event of a bankruptcy, liquidation or reorganization or similar proceeding relating to us or the guarantors, holders of the notes will participate with the trade creditors and all other holders of our and the guarantors’ senior subordinated indebtedness in the assets remaining after we and the guarantors have paid all of the senior indebtedness. However, because the Indenture requires that amounts otherwise payable to holders of the notes in a bankruptcy or similar proceeding be paid to holders of senior indebtedness instead, holders of the notes may receive less, ratably, than holders of trade payables or other unsecured, unsubordinated creditors in any such proceeding. In any of these cases, we and the guarantors may not have sufficient funds to pay all of our creditors, and holders of the notes may receive less, ratably, than the holders of senior indebtedness.

The notes are not secured by our assets or those of the guarantors, and the lenders under the senior secured credit facilities will be entitled to remedies available to a secured lender, which gives them priority over you to collect amounts due to them.

In addition to being subordinated to all our existing and future senior debt, the notes and the guarantees will not be secured by any of our assets or any of the assets of the guarantors. Our obligations under the senior secured credit facilities are secured by, among other things, a first priority pledge of all of TransDigm Inc.’s and its subsidiaries’ capital stock, substantially all of our assets and substantially all of the assets of the guarantors. If we become insolvent or are liquidated, or if payment under the senior secured credit facilities or in respect of any other secured indebtedness is accelerated, the lenders under the senior secured credit facilities or holders of other secured indebtedness will be entitled to exercise the remedies available to a secured lender under applicable law (in addition to any remedies that may be available under documents pertaining to the senior secured credit facilities or other secured debt). Upon the occurrence of any default under the senior secured credit facilities (and even without accelerating the indebtedness under the senior secured credit facilities), the lenders may be able to prohibit the payment of the notes and guarantees either by limiting our ability to access our cash flow or under the subordination provisions contained in the Indenture. See “Description of the Exchange Notes—Ranking—Subordination; Payment of Notes.”

Federal and state fraudulent transfer laws permit a court to void the notes and the guarantees, and if that occurs, you may not receive any payments on the notes.

Our issuance of the notes and the issuance of the guarantees by the guarantors may be subject to review under federal and state fraudulent transfer and conveyance statutes if a bankruptcy, liquidation or reorganization case or a lawsuit, including circumstances in which bankruptcy is not involved, were commenced at some future date by, or on behalf of, our unpaid creditors or unpaid creditors of the guarantors. While the relevant laws may vary from state to state, under such laws the issuance of the notes and the guarantees and the application of the proceeds therefrom will be a fraudulent conveyance if (1) we issued the notes and the guarantees with the intent of hindering, delaying or defrauding creditors or (2) we or any of the guarantors, as applicable, received less than reasonably equivalent value or fair consideration in return for issuing either the notes or a guarantee, and, in the case of clause (2) only, one of the following is true:

•	we or any of the guarantors were or was insolvent, or rendered insolvent, by reason of such transactions;

•	we or any of the guarantors were or was engaged in a business or transaction for which our or the applicable guarantor’s assets constituted unreasonably small capital; or

•	we or any of the guarantors intended to, or believed that we or it would, be unable to pay debts as they matured.

If a court were to find that the issuance of the notes or a guarantee was a fraudulent conveyance, the court could void the payment obligations under the notes or such guarantee or subordinate the notes or such guarantee to presently existing and future indebtedness of ours or of the applicable guarantor, or require the holders of the notes to repay any amounts received with respect to the notes or such guarantee. In the event of a finding that a fraudulent conveyance occurred, you may not receive any payment on the notes.

The measures of insolvency for purposes of fraudulent transfer laws vary depending upon the governing law. Generally, an entity would be considered insolvent if, at the time it incurred indebtedness:

•	the sum of its debts was greater than the fair value of all its assets;

•	the present fair saleable value of its assets is less than the amount required to pay the probable liability on its existing debts and liabilities as they become due; or

•	it cannot pay its debts as they become due.

A court would likely find that a subsidiary guarantor did not receive reasonably equivalent value or fair consideration for its subsidiary guarantee if the subsidiary guarantor did not substantially benefit directly or indirectly from the issuance of the notes. Each subsidiary guarantee contains a provision intended to limit the subsidiary guarantor’s liability to the maximum amount that it could incur without causing the incurrence of obligations under its subsidiary guarantee to be a fraudulent transfer. This provision may not be effective to protect the subsidiary guarantees from being voided under fraudulent transfer laws.

Because each guarantor’s liability under its guarantee may be reduced to zero, avoided or released under certain circumstances, you may not receive any payments from some or all of the guarantors

You will have the benefit of the guarantees of the guarantors. The guarantees by the guarantors, however, are limited to the maximum amount that the guarantors are permitted to guarantee under applicable law. As a result, a guarantor’s liability under its guarantee could be reduced to zero, depending upon the amount of other obligations of such guarantors. Furthermore, a court under federal and state fraudulent conveyance and transfer statutes could void the obligations under a guarantee or further subordinate it to all other obligations of the guarantors. See “—Federal and state fraudulent transfer of laws permit a court to void the notes and the guarantees, and if that occurs, you may not receive any payments on the notes.” In addition, you will lose the benefit of a particular guarantee if it is released under certain circumstances described under “Description of the Exchange Notes—Guarantees.”

You cannot be sure that an active trading market will develop for the notes.

The exchange notes are a new issue of securities and there is no established trading market for the exchange notes. We do not intend to apply to list the exchange notes for trading on any securities exchange or to arrange for quotation on any automated dealer quotation system.

As a result of this and the other factors listed below, an active trading market for the exchange notes may not develop, in which case the market price and liquidity of the exchange notes may be adversely affected.

In addition, you may not be able to sell your exchange notes at a particular time or at a price favorable to you. Future trading prices of the exchange notes will depend on many factors, including:

•	our operating performance and financial condition;

•	our prospects or the prospects for companies in our industry generally;

•	the interest of securities dealers in making a market in the notes;

•	the market for similar securities; and

•	prevailing interest rates.

Historically, the market for non-investment grade debt has been subject to disruptions that have caused volatility in prices. It is possible that the market for the exchange notes will be subject to disruptions. A disruption may have a negative effect on you as a holder of the exchange notes, regardless of our prospects or performance.

Although the initial purchasers of the original notes have advised us that they intend to make a market in the notes, they are not obligated to do so. The initial purchasers may also discontinue any market making activities at any time, in their sole discretion, which could further negatively impact your ability to sell the exchange notes or the prevailing market price at the time you choose to sell.

We may not be able to fulfill our repurchase obligations in the event of a change of control.

Except in limited circumstances specified in the Indenture, upon the occurrence of any change of control, we will be required to make a change of control offer to repurchase the notes. Upon the occurrence of a change of control, we would also be required to repay all of the indebtedness outstanding under the senior secured credit facilities. Also, as the senior secured credit facilities will generally prohibit us from purchasing any notes, if we do not repay all borrowings under the senior secured credit facilities first or obtain the consent of the lenders thereunder, we will be prohibited from purchasing the notes upon a change of control.

In addition, if a change of control occurs, there can be no assurance that we will have available funds sufficient to pay the change of control purchase price for any of the notes that might be delivered by holders of the notes seeking to accept the change of control offer and, accordingly, none of the holders of the notes may receive the change of control purchase price for their notes. Our failure to make the change of control offer or to pay the change of control purchase price when due would result in a default under the Indenture. See “Description of the Exchange Notes—Events of Default.”

Risks Associated with the Exchange Offer

You may not be able to sell your original notes if you do not exchange them for registered exchange notes in the exchange offer.

If you do not exchange your original notes for exchange notes in the exchange offer, your original notes will continue to be subject to the restrictions on transfer as stated in the legends on the original notes. In general, you may not offer, sell or otherwise transfer the original notes in the United States unless they are:

•	registered under the Securities Act;

•	offered or sold under an exemption from the Securities Act and applicable state securities laws; or

•	offered or sold in a transaction not subject to the Securities Act and applicable state securities laws.

Currently, we do not anticipate that we will register the original notes under the Securities Act. Except for limited instances involving the initial purchasers or holders of original notes who are not eligible to participate in the exchange offer or who receive freely transferable exchange notes in the exchange offer, we will not be under any obligation to register the original notes under the Securities Act under the registration rights agreement or otherwise. Also, if the exchange offer is completed on the terms and within the time period contemplated by this prospectus, no liquidated damages will be payable on your original notes.

Your ability to sell your original notes may be significantly more limited and the price at which you may be able to sell your original notes may be significantly lower if you do not exchange them for registered exchange notes in the exchange offer.

To the extent that original notes are exchanged in the exchange offer, the trading market for the original notes that remain outstanding may be significantly more limited. As a result, the liquidity of the original notes not tendered for exchange in the exchange offer could be adversely affected. The extent of the market for original notes will depend upon a number of factors, including the number of holders of original notes remaining outstanding and the interest of securities firms in maintaining a market in the original notes. An issue of securities with a similar outstanding market value available for trading, which is called the “float,” may command a lower price than would be comparable to an issue of securities with a greater float. As a result, the market price for original notes that are not exchanged in the exchange offer may be affected adversely to the extent that original notes exchanged in the exchange offer reduce the float. The reduced float also may make the trading price of the original notes that are not exchanged more volatile.

There are state securities law restrictions on the resale of the exchange notes.

In order to comply with the securities laws of certain jurisdictions, the exchange notes may not be offered or resold by any holder, unless they have been registered or qualified for sale in such jurisdictions or an exemption from registration or qualification is available and the requirements of such exemption have been satisfied. Currently, we do not intend to register or qualify the resale of the exchange notes in any such jurisdictions. However, generally an exemption is available for sales to registered broker-dealers and certain institutional buyers. Other exemptions under applicable state securities laws also may be available.

Some holders who exchange their original notes may be deemed to be underwriters.

If you exchange your original notes in the exchange offer for the purpose of participating in a distribution of the exchange notes, you may be deemed to have received restricted securities and, if so, will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

We will not accept your original notes for exchange if you fail to follow the exchange offer procedures and, as a result, your original notes will continue to be subject to existing transfer restrictions and you may not be able to sell your original notes.

We will issue exchange notes as part of the exchange offer only after a timely receipt of your original notes, a properly completed and duly executed letter of transmittal and all other required documents. Therefore, if you want to tender your original notes, please allow sufficient time to ensure timely delivery. If we do not receive your original notes, letter of transmittal and other required documents by the expiration date of the exchange offer, we will not accept your original notes for exchange. We are under no duty to give notification of defects or irregularities with respect to the tenders of original notes for exchange. If there are defects or irregularities with respect to your tender of original notes, we will not accept your original notes for exchange. See “The Exchange Offer.”

The market price for the exchange notes may be volatile.

Historically, the market for non-investment grade debt has been subject to disruptions that have caused substantial volatility in the prices of securities similar to the exchange notes offered hereby. The market for the exchange notes, if any, may be subject to similar disruptions. Any such disruptions may adversely affect the value of your exchange notes.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus and the documents incorporated by reference in this prospectus contain both historical and forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. All statements other than statements of historical fact included in this prospectus and the documents incorporated by reference in this prospectus that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about our plans, objectives, strategies and prospects regarding, among other things, our financial condition, results of operations and business. We have identified some of these forward-looking statements with words like “believe,” “may,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate” or “continue” and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in this prospectus and the documents incorporated by reference in this prospectus, including the risks outlined under “Risk Factors” above and in Item 1A “Risk Factors” in our annual report on Form 10-K for the year ended September 30, 2012, will be important in determining future results. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including those described under “Risk Factors” above and in Item 1A “Risk Factors” in our annual report on Form 10-K for the year ended September 30, 2012, as well as those discussed in other documents we file with the SEC which are incorporated by reference in this prospectus. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by these forward-looking statements will occur or, if any of them do, what impact they will have on our business, results of operations and financial condition. You are cautioned not to place undue reliance on these forward-looking statements. We do not undertake any obligation to update these forward-looking statements to reflect new information, future events or otherwise, except as may be required under federal securities laws.

Important factors that could cause actual results to differ materially from the forward-looking statements made in this prospectus include but are not limited to: the sensitivity of our business to the number of flight hours that our customers’ planes spend aloft and our customers’ profitability, both of which are affected by general economic conditions; future natural disasters or terrorist attacks; our reliance on certain customers; the U.S. defense budget and risks associated with being a government supplier; failure to maintain government or industry approvals; failure to complete or successfully integrate acquisitions; our substantial indebtedness; and other factors. Please refer to “Risk Factors” above and Item 1A “Risk Factors” in our annual report on Form 10-K for the year ended September 30, 2012 for additional information regarding the foregoing factors that may affect our business.

USE OF PROCEEDS

We will not receive any proceeds from the issuance of exchange notes in the exchange offer. The exchange notes will evidence the same debt as the original notes tendered in exchange for the exchange notes. Accordingly, the issuance of the exchange notes will not result in any change in our indebtedness.

RATIO OF EARNINGS TO FIXED CHARGES

The following table sets forth our consolidated ratio of earnings to fixed charges:

	Fiscal Years Ended September 30,					Twenty-Six Week Periods Ended
	2012	2011	2010	2009	2008	March 30, 2013	March 31, 2012
Ratio of earnings to fixed charges(1)	3.3x	2.2x	3.2x	3.9x	3.2x	2.6x	3.2x

(1)	For purposes of computing the ratio of earnings to fixed charges, earnings consist of earnings before income taxes plus fixed charges. Fixed charges consist of interest expense, amortization of debt issue costs and the portion (approximately 33%) of rental expense that management believes is representative of the interest component of rental expense.

THE EXCHANGE OFFER

Purpose of the Exchange Offer

On July 1, 2013, we offered the original notes in a transaction exempt from registration under the Securities Act. Accordingly, the original notes may not be reoffered, resold or otherwise transferred in the United States, unless so registered or unless an exemption from the Securities Act registration requirements is available. Pursuant to registration rights agreement entered into with the initial purchasers of the original notes, we and the guarantors agreed, for the benefit of holders of the original notes, to:

•

no later than 180 days (or if the 180th day is not a business day, the first business day thereafter) after the dates of original issue of the original notes, file a registration statement with the SEC with respect to a registered offer to exchange the original notes for exchange notes that will be issued under the same indenture, in the same aggregate principal amount as and with terms that are identical in all material respects to the original notes, except that they will not contain terms with respect to transfer restrictions; and

•

use our reasonable best efforts to cause the registration statement to be declared effective under the Securities Act within 270 days (or if the 270th day is not a business day, the first business day thereafter) after the dates of original issue of the original notes; and

•	consummate the exchange offer within 310 days (or if the 310th day is not a business day, the first business day thereafter) after the dates of original issue of the original notes.

For each original note tendered to us pursuant to the exchange offer, we will issue to the holder of such original note an exchange note having a principal amount equal to that of the surrendered original note. Interest on each exchange note will accrue from the last interest payment date on which interest was paid on the original note surrendered in exchange therefor, or, if no interest has been paid on such original note, from the date of its original issue.

Under existing SEC interpretations, the exchange notes will be freely transferable by holders other than our affiliates after the exchange offer without further registration under the Securities Act if the holder of the exchange notes represents to us in the exchange offer that it is acquiring the exchange notes in the ordinary course of its business, that it has no arrangement or understanding with any person to participate in the distribution of the exchange notes and that it is not an affiliate of ours, as such terms are interpreted by the SEC; provided, however, that broker-dealers, or Participating Broker-Dealers, receiving exchange notes in the exchange offer will have a prospectus delivery requirement with respect to resales of such exchange notes. The SEC has taken the position that Participating Broker-Dealers may fulfill their prospectus delivery requirements with respect to exchange notes (other than a resale of an unsold allotment from the original sale of the original notes) with the prospectus contained in the exchange offer registration statement.

Under the registration rights agreement, we are required to allow Participating Broker-Dealers and other persons, if any, with similar prospectus delivery requirements to use the prospectus contained in the exchange offer registration statement in connection with the resale of such exchange notes for 180 days following the effective date of such registration statement (or such shorter period during which Participating Broker-Dealers are required by law to deliver such prospectus).

A holder of original notes (other than certain specified holders) who wishes to exchange such original notes for exchange notes in the exchange offer will be required to represent that any exchange notes to be received by it will be acquired in the ordinary course of its business and that at the time of the commencement of the exchange offer it has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the exchange notes and that it is not an “affiliate” of ours, as defined in Rule 405 of the Securities Act, or if it is an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

Each broker-dealer that receives exchange notes for its own account in exchange for original notes, where such original notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such exchange notes. See “Plan of Distribution.”

Shelf Registration Statement

In the event that:

(1) because of any change in law or in applicable interpretations of the staff of the SEC, we are not permitted to effect the exchange offer;

(2) we do not consummate the exchange offer within 310 days (or if the 310th day is not a business day, the first business day thereafter) of the dates of original issue of the original notes;

(3) an initial purchaser notifies us following consummation of the exchange offer that original notes held by it are not eligible to be exchanged for exchange notes in the exchange offer; or

(4) certain holders are not eligible to participate in the exchange offer, or certain holders participate in the exchange offer but do not receive freely tradeable securities on the date of the exchange, then, we will, subject to certain exceptions,

(x) promptly file a shelf registration statement, or the Shelf Registration Statement, with the SEC covering resales of the original notes or the exchange notes, as the case may be;

(y) (A) in the case of clause (1) above, use our reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act on or prior to the 270th day after the dates of original issue of the original notes and (B) in the case of clause (2), (3) or (4) above, use our reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act on or prior to the 60th day after the date on which the Shelf Registration Statement is required to be filed; and

(z) We have agreed to use our reasonable best efforts to keep the Shelf Registration Statement effective for a period of two years from the dates of original issue of the original notes or such shorter period that will terminate when all of the securities covered by the Shelf Registration Statement (A) have been sold pursuant thereto or (B) are no longer restricted securities under Rule 144 of the Securities Act.

We will, in the event a Shelf Registration Statement is filed, among other things, provide to each holder for whom such Shelf Registration Statement was filed copies of the prospectus which is a part of the Shelf Registration Statement, notify each such holder when the Shelf Registration Statement has become effective and take certain other actions as are required to permit unrestricted resales of the original notes or the exchange notes, as the case may be. A holder selling such original notes or exchange notes pursuant to the Shelf Registration Statement generally would be required to be named as a selling security holder in the related prospectus and to deliver a prospectus to purchasers, will be subject to certain of the civil liability provisions under the Securities Act in connection with such sales and will be bound by the provisions of the registration rights agreement that are applicable to such holder (including certain indemnification obligations).

Liquidated Damages

We will pay additional cash interest on the original notes and exchange notes, subject to certain exceptions, upon the occurrence of any of the following events:

(1) if we fail to file an exchange offer registration statement with the SEC on or prior to December 30, 2013;

(2) if obligated to file the Shelf Registration Statement as provided above, we fail to file the Shelf Registration Statement with the SEC on or prior to the 60th day, or the Shelf Filing Date, after the date on which the obligation to file a Shelf Registration Statement arises;

(3) if neither the exchange offer registration statement nor, if required in lieu thereof, the Shelf Registration Statement, is declared effective by the SEC on or prior to March 28, 2014;

(4) if the exchange offer is not consummated on or before the 40th day after the exchange offer registration statement is declared effective;

(5) if obligated to file the Shelf Registration Statement as provided above, the Shelf Registration Statement is not declared effective on or prior to the 60th day after the Shelf Filing Date; or

(6) after the exchange offer registration statement or the Shelf Registration Statement, as the case may be, is declared effective, such registration statement thereafter ceases to be effective or usable due to the reasons specified in the registration rights agreement, subject to certain exceptions.

Each such event referred to in the preceding clauses (1) through (6) is referred to herein as a Registration Default. Additional cash interest on the original notes and exchange notes will be payable from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured.

The rate of the additional interest will be $0.05 per week per $1,000 principal amount of notes for the first 90-day period immediately following the occurrence of a Registration Default, and such rate will increase by an additional $0.05 per week per $1,000 principal amount of notes with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum additional interest rate of 1.0% per annum. We will pay such additional interest on regular interest payment dates. Such additional interest will be in addition to any other interest payable from time to time with respect to the original notes and the exchange notes.

We will be entitled to consummate the exchange offer on the expiration date, provided that we have accepted all original notes previously validly tendered in accordance with the terms set forth in this prospectus and the applicable letter of transmittal.

Expiration Date; Extensions; Termination; Amendments

The exchange offer expires on the expiration date. The expiration date is 5:00 p.m., New York City time, on             , 2013, unless we, in our sole discretion, extend the period during which the exchange offer is open, in which event the expiration date is the latest time and date on which the exchange offer, as so extended by us, expires. We reserve the right to extend the exchange offer at any time and from time to time prior to the expiration date by giving written notice to The Bank of New York Mellon Trust Company, N.A., as the exchange agent, and by timely public announcement communicated in accordance with applicable law or regulation. During any extension of the exchange offer, all original notes previously tendered pursuant to the exchange offer and not validly withdrawn will remain subject to the exchange offer.

The exchange date will occur promptly after the expiration date. We expressly reserve the right to:

•

terminate the exchange offer and not accept for exchange any original notes for any reason, including if any of the events set forth below under “—Conditions to the Exchange Offer” shall have occurred and shall not have been waived by us; and

•	amend the terms of the exchange offer in any manner, whether before or after any tender of the original notes.

If any such termination or amendment occurs, we will notify the exchange agent in writing and either will issue a press release or will give written notice to the holders of the original notes as promptly as practicable. Unless we terminate the exchange offer prior to 5:00 p.m., New York City time, on the expiration date, we will exchange the exchange notes for the original notes on the exchange date.

If we waive any material condition to the exchange offer, or amend the exchange offer in any material respect, and if at the time that notice of such waiver or amendment is first published, sent or given to holders of original notes in the manner specified above, the exchange offer is scheduled to expire at any time earlier than the expiration of a period ending on the fifth business day from, and including, the date that such notice is first so published, sent or given, then the exchange offer will be extended until the expiration of such five business day period.

This prospectus and the related letter of transmittal and other relevant materials will be mailed by us to record holders of original notes and will be furnished to brokers, banks and similar persons whose names, or the names of whose nominees, appear on the lists of holders for subsequent transmittal to beneficial owners of original notes.

Each broker-dealer that receives exchange notes for its own account in exchange for original notes, where such original notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such exchange notes. See “Plan of Distribution.”

Terms of the Exchange Offer

We are offering, upon the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, to exchange, in denominations of $2,000 and multiples of $1,000 in excess thereof, exchange notes for like amounts of original notes. We will accept for exchange any and all original notes that are validly tendered on or before 5:00 p.m., New York City time, on the expiration date. Tenders of the original notes may be withdrawn at any time before 5:00 p.m., New York City time, on the expiration date. The exchange offer is not conditioned upon any minimum principal amount of original notes being tendered for exchange. However, the exchange offer is subject to the terms of the registration rights agreement and the satisfaction of the conditions described under “—Conditions of the Exchange Offer.” Original notes may be tendered only in denominations of $2,000 and multiplies of $1,000 in excess thereof. Holders of original notes may tender less than the aggregate principal amount represented by their original notes if they appropriately indicate this fact on the letter of transmittal accompanying the tendered original notes or indicate this fact pursuant to the procedures for book-entry transfer described below.

As of the date of this prospectus, $500 million in aggregate principal amount of the original notes are outstanding. Solely for reasons of administration, we have fixed the close of business on             , 2013 as the record date for purposes of determining the persons to whom this prospectus and the letter of transmittal will be mailed initially. Only a holder of the original notes, or the holder’s legal representative or attorney-in-fact, whose ownership is reflected in the records of The Bank of New York Mellon Trust Company, N.A., as registrar, or whose original notes are held of record by the depositary, may participate in the exchange offer. There will be no fixed record date for determining the eligible holders of the original notes who are entitled to participate in the exchange offer. We believe that, as of the date of this prospectus, no holder of notes is our “affiliate,” as defined in Rule 405 under the Securities Act.

We will be deemed to have accepted validly tendered original notes when, as and if we give written notice of our acceptance to the exchange agent. The exchange agent will act as agent for the tendering holders of original notes and for purposes of receiving the exchange notes from us. If any tendered original notes are not accepted for exchange because of an invalid tender or otherwise, certificates for the unaccepted original notes will be returned, without expense, to the tendering holder as promptly as practicable after the expiration date.

Holders of original notes do not have appraisal or dissenters’ rights under applicable law or the Indenture as a result of the exchange offer. We intend to conduct the exchange offer in accordance with the applicable requirements of the Exchange Act and the rules and regulations under the Exchange Act, including Rule 14e-1.

Holders who tender their original notes in the exchange offer will not be required to pay brokerage commissions or fees or, provided that the instructions in the letter of transmittal are followed, transfer taxes with respect to the exchange of original notes under the exchange offer. We will pay all charges and expenses, other than transfer taxes in some circumstances, in connection with the exchange offer. See “—Solicitation of Tender; Expenses” for more information about the costs of the exchange offer.

We do not make any recommendation to holders of original notes as to whether to tender any of their original notes under the exchange offer. In addition, no one has been authorized to make any recommendation. Holders of original notes must make their own decision whether to participate in the exchange offer and, if the holder chooses to participate in the exchange offer, the aggregate principal amount of original notes to tender, after reading carefully this prospectus (including the documents incorporated by reference in this prospectus) and the letter of transmittal and consulting with their advisors, if any, based on their own financial position and requirements.

How to Tender

The tender to us of original notes by you pursuant to one of the procedures set forth below will constitute an agreement between you and us in accordance with the terms and subject to the conditions set forth herein and in the applicable letter of transmittal.

General Procedures.    A holder of an original note may tender the same by (i) properly completing and signing the applicable letter of transmittal or a facsimile thereof (all references in this prospectus to the letter of transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates representing the original notes being tendered and any required signature guarantees (or a timely confirmation of a book-entry transfer, which we refer to herein as a Book-Entry Confirmation, pursuant to the procedure described below), to the exchange agent at its address set forth in “The Exchange Offer—Exchange Agent” on or prior to the expiration date or (ii) complying with the guaranteed delivery procedures described below.

If tendered original notes are registered in the name of the signer of the letter of transmittal and the exchange notes to be issued in exchange therefor are to be issued (and any untendered original notes are to be reissued) in the name of the registered holder, the signature of such signer need not be guaranteed. In any other case, the tendered original notes must be endorsed or accompanied by written instruments of transfer in form satisfactory to us and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by a firm, which we refer to herein as an Eligible Institution, that is a member of a recognized signature guarantee medallion program, which we refer to herein as an Eligible Program, within the meaning of Rule 17Ad-15 under the Exchange Act. If the exchange notes and/or original notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note register for the original notes, the signature on the letter of transmittal must be guaranteed by an Eligible Institution.

Any beneficial owner whose original notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender original notes should contact such holder promptly and instruct such holder to tender original notes on such beneficial owner’s behalf. If such beneficial owner wishes to tender such original notes himself, such beneficial owner must, prior to completing and executing the letter of transmittal and delivering such original notes, either make appropriate arrangements to register ownership of the original notes in such beneficial owner’s name or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.

Book-Entry Transfer.    The exchange agent will make a request to establish an account with respect to the original notes at The Depository Trust Company, which we refer to herein as the Book-Entry Transfer Facility, for purposes of the exchange offer within two business days after receipt of this prospectus, and any financial institution that is a participant in the Book-Entry Transfer Facility’s systems may make book-entry delivery of original notes by causing the Book-Entry Transfer Facility to transfer such original notes into the exchange agent’s account at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures for transfer. However, although delivery of original notes may be effected through book-entry transfer at the Book-Entry Transfer Facility, the letter of transmittal, with any required signature guarantees and any other required documents, must, in any case, be transmitted to and received by the exchange agent at the address set forth in “The Exchange Offer—Exchange Agent” on or prior to the expiration date or the guaranteed delivery procedures described below must be complied with.

The method of delivery of original notes and all other documents is at your election and risk. If sent by mail, we recommend that you use registered mail, return receipt requested, obtain proper insurance, and complete the mailing sufficiently in advance of the expiration date to permit delivery to the exchange agent on or before the expiration date.

Guaranteed Delivery Procedures.    If a holder desires to accept the exchange offer and time will not permit a letter of transmittal or original notes to reach the exchange agent before the expiration date, a tender may be effected if the exchange agent has received at its office set forth in “The Exchange Offer—Exchange Agent” on or prior to the expiration date a letter or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering holder, the names in which the original notes are registered, the principal amount of the original notes and, if possible, the certificate numbers of the original notes to be tendered, and stating that the tender is being made thereby and guaranteeing that within three business days after the date of execution of such letter or facsimile transmission by the Eligible Institution, the original notes, in proper form for transfer, will be delivered by such Eligible Institution together with a properly completed and duly executed letter of transmittal (and any other required documents). Unless original notes being tendered by the above-described method (or a timely Book-Entry Confirmation) are deposited with the exchange agent within the time period set forth above (accompanied or preceded by a properly completed letter of transmittal and any other required documents), we may, at our option, reject the tender. Copies of a Notice of Guaranteed Delivery that may be used by Eligible Institutions for the purposes described in this paragraph are being delivered with this prospectus and the related letter of transmittal.

A tender will be deemed to have been received as of the date when the tendering holder’s properly completed and duly signed letter of transmittal accompanied by the original notes (or a timely Book-Entry Confirmation) is received by the exchange agent. Issuances of exchange notes in exchange for original notes tendered pursuant to a Notice of Guaranteed Delivery or letter or facsimile transmission to similar effect (as provided above) by an Eligible Institution will be made only against deposit of the letter of transmittal (and any other required documents) and the tendered original notes (or a timely Book-Entry Confirmation).

All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of original notes will be determined by us and our determination will be final and binding. We reserve the absolute right to reject any or all tenders not in proper form or the acceptances for exchange of which may, in the opinion of our counsel, be unlawful. We also reserve the absolute right to waive any of the conditions of the exchange offer or any defect or irregularities in tenders of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. None of us, the exchange agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or shall incur any liability for failure to give any such notification. Our interpretation of the terms and conditions of the exchange offer (including the letter of transmittal and the instructions thereto) will be final and binding.

Terms and Conditions of the Letter of Transmittal

The letter of transmittal contains, among other things, the following terms and conditions, which are part of the exchange offer.

The party tendering original notes for exchange, whom we refer to herein as the Transferor, exchanges, assigns and transfers the original notes to us and irrevocably constitutes and appoints the exchange agent as the Transferor’s agent and attorney-in-fact to cause the original notes to be assigned, transferred and exchanged. The Transferor represents and warrants that it has full power and authority to tender, exchange, assign and transfer the original notes and that, when the same are accepted for exchange, we will acquire good and unencumbered title to the tendered original notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The Transferor also warrants that it will, upon request, execute and deliver any additional documents deemed by us to be necessary or desirable to complete the exchange, assignment and transfer of tendered original notes. The Transferor further agrees that acceptance of any tendered original notes by us and the issuance of exchange notes in exchange therefor shall constitute performance in full by us of our obligations under the registration rights agreement and that we shall have no further obligations or liabilities thereunder (except in certain limited circumstances). All authority conferred by the Transferor will survive the death or incapacity of the Transferor and every obligation of the Transferor shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of such Transferor.

Withdrawal Rights

Original notes tendered pursuant to the exchange offer may be withdrawn at any time prior to the expiration date. For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the exchange agent at its address set forth in “The Exchange Offer—Exchange Agent”. Any such notice of withdrawal must specify the person named in the letter of transmittal as having tendered the original notes to be withdrawn, the certificate numbers of the original notes to be withdrawn, the principal amount of original notes to be withdrawn (which must be an authorized denomination), a statement that such holder is withdrawing his election to have such original notes exchanged, and the name of the registered holder of such original notes, and must be signed by the holder in the same manner as the original signature on the letter of transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to us that the person withdrawing the tender has succeeded to the beneficial ownership of the original notes being withdrawn. The exchange agent will return the properly withdrawn original notes promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by us, and our determination will be final and binding on all parties.

Acceptance of Original Notes for Exchange; Delivery of Exchange Notes

Upon the terms and subject to the conditions of the exchange offer, the acceptance for exchange of original notes validly tendered and not withdrawn and the issuance of the exchange notes will be made on the exchange date. For the purposes of the exchange offer, we shall be deemed to have accepted for exchange validly tendered original notes when, as and if we have given written notice thereof to the exchange agent.

The exchange agent will act as agent for the tendering holders of original notes for the purposes of receiving exchange notes from us and causing the original notes to be assigned, transferred and exchanged. Upon the terms and subject to the conditions of the exchange offer, delivery of exchange notes to be issued in exchange for accepted original notes will be made by the exchange agent promptly after acceptance of the tendered original notes. Original notes not accepted for exchange by us will be returned without expense to the tendering holders (or in the case of original notes tendered by book-entry transfer into the exchange agent’s account at the Book-Entry Transfer Facility pursuant to the procedures described above, such non-exchanged original notes will be credited to an account maintained with such Book-Entry Transfer Facility) promptly following the expiration date or, if we terminate the exchange offer prior to the expiration date, promptly after the exchange offer is so terminated.

Conditions to the Exchange Offer

We are not required to accept or exchange, or to issue exchange notes in exchange for, any outstanding original notes. We may terminate or extend the exchange offer by written notice to the exchange agent and by timely public announcement communicated in accordance with applicable law or regulation, if:

•

any federal law, statute, rule, regulation or interpretation of the staff of the SEC has been proposed, adopted or enacted that, in our judgment, might impair our ability to proceed with the exchange offer or otherwise make it inadvisable to proceed with the exchange offer;

•

an action or proceeding has been instituted or threatened in any court or by any governmental agency that, in our judgment might impair our ability to proceed with the exchange offer or otherwise make it inadvisable to proceed with the exchange offer;

•

there has occurred a material adverse development in any existing action or proceeding that might impair our ability to proceed with the exchange offer or otherwise make it inadvisable to proceed with the exchange offer;

•	any stop order is threatened or in effect with respect to the registration statement of which this prospectus is a part or the qualification of the Indenture under the Trust Indenture Act of 1939;

•	all governmental approvals that we deem necessary for the consummation of the exchange have not been obtained;

•

there is a change in the current interpretation by the staff of the SEC which permits holders who have made the required representations to us to resell, offer for resale, or otherwise transfer exchange notes issued in the exchange offer without registration of the exchange notes and delivery of a prospectus; or

•	a material adverse change shall have occurred in our business, condition, operations or prospects.

The foregoing conditions are for our sole benefit and may be asserted by us with respect to all or any portion of the exchange offer regardless of the circumstances (including any action or inaction by us) giving rise to such condition or may be waived by us in whole or in part at any time or from time to time in our sole discretion. The failure by us at any time to exercise any of the foregoing rights will not be deemed a waiver of any such right, and each right will be deemed an ongoing right that may be asserted at any time or from time to time. In addition, we have reserved the right, notwithstanding the satisfaction of each of the foregoing conditions, to terminate or amend the exchange offer.

Any determination by us concerning the fulfillment or non-fulfillment of any conditions will be final and binding upon all parties.

Exchange Agent

The Bank of New York Mellon Trust Company, N.A. has been appointed as the exchange agent for the exchange offer. Letters of transmittal must be addressed to the exchange agent at its address set forth below. Delivery to an address other than the one set forth herein, or transmissions of instructions via a facsimile number other than the one set forth herein, will not constitute a valid delivery.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

Processor: Adam Decapio

By Facsimile:

732-667-9408

Confirm by telephone:

315-414-3360

By Mail, Hand or Courier:

The Bank of New York Mellon Trust Company, N.A., as Exchange Agent

c/o The Bank of New York Mellon Corporation

Corporate Trust Operations—Reorganization Unit

111 Sanders Creek Parkway

East Syracuse, NY 13057

Attn: Adam Decapio

Solicitation of Tenders; Expenses

We have not retained any dealer-manager or similar agent in connection with the exchange offer and will not make any payments to brokers, dealers or others for soliciting acceptances of the exchange offer. We will, however, pay the exchange agent reasonable and customary fees for its services and will reimburse it for reasonable out-of-pocket expenses in connection therewith. We also will pay brokerage houses and other custodians, nominees and fiduciaries the reasonable out-of-pocket expenses incurred by them in forwarding tenders for their customers. The expenses to be incurred in connection with the exchange offer, including the fees and expenses of the exchange agent and printing, accounting and legal fees, will be paid by us.

No dealer, salesperson or other individual has been authorized to give any information or to make any representations not contained in this prospectus in connection with the exchange offer. If given or made, you must not rely on such information or representations as having been authorized by us. Neither the delivery of this prospectus nor any exchange made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs since the respective dates as of which information is given herein.

The exchange offer is not being made to (nor will tenders be accepted from or on behalf of) holders of original notes in any jurisdiction in which the making of the exchange offer or the acceptance thereof would not be in compliance with the laws of such jurisdiction. However, at our discretion, we may take such action as we may deem necessary to make the exchange offer in any such jurisdiction and extend the exchange offer to holders of original notes in such jurisdiction. In any jurisdiction the securities laws or blue sky laws of which require the exchange offer to be made by a licensed broker or dealer, the exchange offer is being made on behalf of us by one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

Appraisal Rights

You will not have appraisal rights in connection with the exchange offer.

Federal Income Tax Consequences

We believe that the exchange of original notes for exchange notes should not be a taxable exchange for U.S. federal income tax purposes, and that holders should not recognize any taxable gain or loss or any interest income as a result of such exchange. See “Certain United States Federal Income Tax Considerations.”

Regulatory Approvals

Other than the federal securities laws, there are no federal or state regulatory requirements that we must comply with and there are no approvals that we must obtain in connection with the exchange offer.

Accounting Treatment

The exchange notes will be recorded at the same carrying value as the original notes. Accordingly, we will recognize no gain or loss for accounting purposes in connection with the exchange offer. The expense of the exchange offer will be expensed over the term of the exchange notes.

Other

Participation in the exchange offer is voluntary and you should consider carefully whether to accept. You are urged to consult your financial and tax advisors in making your own decisions on what action to take.

As a result of the making of, and upon acceptance for exchange of all validly tendered original notes pursuant to the terms of the exchange offer, we will have fulfilled a covenant contained in the terms of the original notes and the registration rights agreement. Holders of the original notes who do not tender their original notes in the exchange offer will continue to hold such original notes and will be entitled to all the rights and limitations applicable thereto under the Indenture and the registration rights agreement, except for any terms of such documents which, by their terms, terminate or cease to have further effect as a result of the making of this exchange offer. See “Description of the Exchange Notes.” All untendered original notes will continue to be subject to the restriction on transfer set forth in the Indenture. To the extent that original notes are tendered and accepted in the exchange offer, the trading market, if any, for the original notes not tendered and accepted in the exchange offer could be adversely affected. See “Risk Factors—Risks Associated with the Exchange Offer—Your ability to sell your original notes may be significantly more limited and the price at which you may be able to sell your original notes may be significantly lower if you do not exchange them for registered exchange notes in the exchange offer.”

We may in the future seek to acquire untendered original notes in open market or privately negotiated transactions, through subsequent exchange offers or otherwise. We have no present plan to acquire any original notes that are not tendered in the exchange offer.

DESCRIPTION OF THE EXCHANGE NOTES

You can find definitions of certain capitalized terms used in the following summary under “Certain Definitions.” For purposes of this section, references to the word “Company” mean only TransDigm Inc. but not any of its Subsidiaries.

The Company will issue the notes offered by this prospectus (the “Exchange Notes”) under the Indenture, dated as of July 1, 2013, among itself, Holdings and the subsidiary guarantors from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Indenture”). The Company is issuing the Exchange Notes in exchange for the 7.50% Senior Subordinated Notes due 2021 that were issued under the Indenture by the Company on July 1, 2013 (the “Original Notes”). We refer to the Exchange Notes and the Original Notes as the “Notes”. The Exchange Notes offered hereby and any Original Notes not tendered pursuant to the terms hereof will be treated as a single class under the Indenture, including for purposes of determining whether the required percentage of Holders have given approval or consent to an amendment or waiver or joined in directing the Trustee to take certain actions on behalf of all Holders.

The following is a summary of the material provisions of the Indenture. It does not include all of the provisions of the Indenture. We urge you to read the Indenture because it defines your rights. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (the “TIA”), as in effect on the date of the Indenture. A copy of the Indenture may be obtained from the Company.

Brief Description of the Notes

The Notes:

•	are unsecured senior subordinated obligations of the Company;

•	are subordinated in right of payment to all existing and future Senior Debt of the Company;

•	rank pari passu with all existing Senior Subordinated Indebtedness of the Company, including the 2018 Notes and the 2020 Notes;

•	are guaranteed by Holdings and each Domestic Restricted Subsidiary; and

•	are subject to registration with the SEC pursuant to the Registration Rights Agreement.

The Company will issue the Exchange Notes in fully registered form in denominations of $2,000 and integral multiples of $1,000. The Trustee will initially act as Paying Agent and Registrar. The Notes may be presented for registration of transfer and exchange at the offices of the Registrar. The Company may change any Paying Agent and Registrar without notice to holders of the Notes (the “Holders”). The Company will pay principal (and premium, if any) on the Notes at the Trustee’s corporate office in New York, New York. At the Company’s option, interest also may be paid by mailing a check to the Holder’s registered address. Any Original Notes that remain outstanding following the completion of the Registered Exchange Offer, together with the Exchange Notes issued in connection with the Registered Exchange Offer, and any Additional Notes (as defined below) actually issued will be treated as a single class of securities under the Indenture.

Principal, Maturity and Interest

The Company issued the Original Notes on July 1, 2013 in the aggregate principal amount of $500.0 million and pursuant to this prospectus, the Company is offering to exchange all of the Original Notes for the Exchange Notes. The Notes will mature on July 15, 2021. Subject to the Company’s compliance with the “Limitation on

Incurrence of Additional Indebtedness” covenant, the Company is entitled to issue more Notes under the Indenture (the “Additional Notes”), but if the Additional Notes are not fungible with the Notes for U.S. federal income tax purposes, the Additional Notes will have a separate CUSIP number. The Original Notes that are not exchanged for the Exchange Notes and all subsequent Additional Notes, if any, will be treated as a single class under the Indenture, including waivers, amendments, redemptions and offers to purchase. Unless the context otherwise requires, for all purposes of the Indenture and this “Description of the Notes,” references to the Notes include the Original Notes that are not exchanged for the Exchange Notes, the Exchange Notes and any other Additional Notes actually issued.

Interest on the Notes accrues at the rate of 7.50% per annum, and will be payable semi-annually in cash in arrears on each January 15 and July 15, commencing on January 15, 2014 and accruing from July 1, 2013. The Company will make interest payments to the persons who are registered holders at the close of business on January 1 and July 1 immediately preceding the applicable interest payment date. Interest on the Notes will accrue from the most recent date on which interest on the Notes was paid. Additional interest may accrue on the Notes in certain circumstances pursuant to the Registration Rights Agreement.

Redemption

Except as set forth below, the Company shall not be entitled to redeem the Notes at its option prior to July 15, 2016. On and after issuance, the Company shall be entitled to redeem the Notes (which includes the Additional Notes, if any) at its option, in whole or in part, upon not less than 30 nor more than 60 days’ notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on July 15 of the year set forth below.

Year	Percentage
2016	105.625%
2017	103.750%
2018	101.875%
2019 and thereafter	100.000%

In addition, the Company must pay all accrued and unpaid interest on the Notes redeemed (subject to the right of holders of record on the relevant record date to receive interest due on the related interest payment date).

Prior to July 15, 2016, the Company shall be entitled at its option on one or more occasions to redeem Notes (which includes Additional Notes, if any) in an aggregate principal amount not to exceed 35% of the aggregate principal amount of the Notes (which includes Additional Notes, if any) originally issued at a redemption price (expressed as a percentage of principal amount) of 107.500%, plus accrued and unpaid interest, if any, to the redemption date, with an amount not to exceed the net cash proceeds from one or more Equity Offerings (provided that if the Equity Offering is an offering by Holdings, a portion of the Net Cash Proceeds thereof equal to the amount required to redeem any such Notes is contributed to the equity capital of the Company); provided, however, that

(1) at least 65% of such aggregate principal amount of Notes (which includes Additional Notes, if any) remains outstanding immediately after the occurrence of each such redemption (other than Notes held, directly or indirectly by the Company or its Affiliates); and

(2) each such redemption occurs within 90 days after the date of the related Equity Offering.

Notice of any redemption upon any Equity Offering may be given prior to the completion thereof, and any such redemption or notice, may, at the Company’s discretion, be subject to the completion of the related Equity Offering.

Prior to July 15, 2016, the Company shall be entitled at its option to redeem all or a portion of the Notes at a redemption price equal to 100% of the principal amount of the Notes plus the Applicable Premium as of, and accrued and unpaid interest, if any, to, the redemption date (subject to the right of Holders on the relevant record date to receive interest due on the relevant interest payment date). Notice of such redemption shall be sent to DTC, in the case of Global Notes, or mailed by first-class mail to each Holder’s registered address in the case of certificated notes (and, to the extent permitted by applicable procedures and regulations, electronically), not less than 30 nor more than 60 days prior to the redemption date.

“Adjusted Treasury Rate” means, with respect to any redemption date and as provided by the Issuer, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H. 15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after July 15, 2016, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, in each case calculated on the third Business Day immediately preceding the date that the applicable redemption notice is first sent or mailed, in each case, plus 0.50%.

“Applicable Premium” means with respect to a Note at any redemption date, as provided by the Issuer, the greater of (1) 1.00% of the principal amount of such Note and (2) the excess of (A) the present value at such redemption date of (i) the redemption price of such Note on July 15, 2016 (such redemption price being described in the second paragraph in this “—Redemption” section exclusive of any accrued and unpaid interest) plus (ii) all required remaining scheduled interest payments due on such Note through July 15, 2016 (but excluding accrued and unpaid interest, if any, to the redemption date), computed using a discount rate equal to the Adjusted Treasury Rate, over (B) the principal amount of such Note on such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes from the redemption date to July 15, 2016, that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a maturity most nearly equal to July 15, 2016.

“Comparable Treasury Price” means, with respect to any redemption date, if clause (2) of the Adjusted Treasury Rate definition is applicable, the average of three, or such lesser number as is obtained by the Issuer, Reference Treasury Dealer Quotations for such redemption date.

“Quotation Agent” means the Reference Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer” means UBS Securities LLC and its successors and assigns and Credit Suisse Securities (USA) LLC and its successors and assigns.

“Reference Treasury Dealer Quotations” means with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Issuer by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day immediately preceding date that the applicable redemption notice is first sent or mailed.

Selection and Notice of Redemption

In the event that the Company chooses to redeem less than all of the Notes, selection of the Notes for redemption will be made by the Trustee either

(1) in compliance with the requirements of the principal national securities exchange, if any, on which such Notes are listed, provided, for the avoidance of doubt, the Trustee shall have no duty to ensure the Notes are properly listed on any exchange; or

(2) on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate and in accordance with the procedures of the depository.

No Notes of a principal amount of $2,000 (in multiples of $1,000 in excess thereof) or less shall be redeemed in part.

Mandatory Redemption; Offers to Purchase; Open Market Purchases

The Company is not required to make any mandatory redemption or sinking fund payments with respect to the Notes. However, under certain circumstances, the Company may be required to offer to purchase Notes as described under the caption “—Change of Control” and the “Limitation on Asset Sales” covenant. The Company shall be entitled at its option at any time and from time to time purchase Notes in the open market or otherwise.

Ranking

Senior Indebtedness versus Notes and Guarantees

The payment of the principal of, premium, if any, and interest on the Notes and the payment of any Guarantee will be subordinate in right of payment to the prior payment in full of all Senior Debt of the Company, Holdings or the relevant Guarantor, as the case may be, including the obligations of the Company, Holdings and such Guarantor under the Credit Facilities.

As of March 30, 2013, on a pro forma basis giving effect to the 2013 Incremental Term Loans:

(1) the Company’s Senior Debt was $3,095 million, all of which consisted of secured indebtedness under the Credit Facilities;

(2) Holdings’ Senior Debt was $3,095 million, all of which represented Holdings’ guarantee of the Company’s indebtedness under the Credit Facilities; and

(3) the Senior Debt of the Guarantors was $3,095 million, all of which consisted of their guarantees of the Company’s indebtedness under the Credit Facilities.

In addition, the Company had additional availability of approximately $303.3 million for borrowing of Senior Debt under the revolving loan facility under the Credit Facilities as of such date. Although the Indenture contains limitations on the amount of additional Indebtedness that the Company and the Guarantors may incur, under certain circumstances the amount of such Indebtedness could be substantial and, in any case, such Indebtedness may be Senior Debt. See “—Certain Covenants—Limitation on Incurrence of Additional Indebtedness.”

Liabilities of Subsidiaries versus Notes and Guarantees

Claims of creditors of Subsidiaries of the Company that are not Guarantors, including trade creditors holding Indebtedness or guarantees issued by such non-guarantor Subsidiaries, and claims of preferred stockholders of such non-guarantor Subsidiaries, will have priority with respect to the assets and earnings of such non-guarantor Subsidiaries over the claims of creditors of the Company, including Holders, even if such claims do not constitute Senior Debt. Accordingly, the Notes and each Guarantee will be effectively subordinated to creditors (including trade creditors) and preferred stockholders, if any, of such non-guarantor Subsidiaries.

Although the Indenture limits the incurrence of Indebtedness and Preferred Stock by the Company’s Restricted Subsidiaries, such limitation is subject to a number of significant qualifications. Moreover, the Indenture does not impose any limitation on the incurrence by such Subsidiaries of liabilities that are not considered Indebtedness or Preferred Stock under the Indenture. See “—Certain Covenants—Limitation on Incurrence of Additional Indebtedness” and “—Certain Covenants—Limitation on Preferred Stock of Restricted Subsidiaries.”

As of the Issue Date, 30 foreign Subsidiaries of the Company (three of which have minor assets and liabilities and twenty of which are holding companies) do not guarantee the Notes. As of March 30, 2013, our non-guarantor subsidiaries represented approximately 5% of total assets. For the twenty-six week period ended March 30, 2013, these non-guarantor subsidiaries contributed less than 5% of our EBITDA As Defined.

Other Senior Subordinated Indebtedness versus Notes

Only Indebtedness of the Company, Holdings or a Guarantor that constitutes Senior Debt will rank senior to the Notes and the relevant Guarantee in accordance with the provisions of the Indenture. The Notes and each Guarantee will in all respects rank pari passu with all other senior subordinated Indebtedness of the Company, of Holdings and of the applicable Guarantor, respectively, including the 2018 Notes and the 2020 Notes.

The Company and the Guarantors have agreed in the Indenture that they will not incur or suffer to exist any Indebtedness that is senior in right of payment to the Notes or the applicable Guarantor’s Guarantee, as the case may be, and subordinate in right of payment to any other Indebtedness of the Company or such Guarantor, as the case may be. See “—Certain Covenants—Prohibition on Incurrence of Senior Subordinated Debt.” The Indenture does not treat unsecured Indebtedness as subordinated or junior to Secured Debt merely because it is unsecured.

Subordination; Payment of Notes

The Company is not permitted to pay principal of, premium, if any, or interest on the Notes or make any deposit pursuant to the provisions described under “—Legal Defeasance and Covenant Defeasance” below and may not purchase, redeem or otherwise retire any Notes (collectively, “pay the Notes”) if either of the following occurs (a “Payment Default”):

(1) any Designated Senior Debt of the Company is not paid in full in cash when due; or

(2) any other default on Designated Senior Debt of the Company occurs and the maturity of such Designated Senior Debt is accelerated in accordance with its terms;

unless, in either case, the Payment Default has been cured or waived and any such acceleration has been rescinded or such Designated Senior Debt has been paid in full in cash. Regardless of the foregoing, the Company is permitted to pay the Notes if the Company and the Trustee receive written notice approving such payment from the Representatives of all Designated Senior Debt with respect to which the Payment Default has occurred and is continuing.

During the continuance of any default (other than a Payment Default) with respect to any Designated Senior Debt pursuant to which the maturity thereof may be accelerated without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, the Company is not permitted to pay the Notes for a period (a “Payment Blockage Period”) commencing upon the receipt by the Trustee (with a copy to us) of written notice (a “Blockage Notice”) of such default from the Representative of such Designated Senior Debt specifying an election to effect a Payment Blockage Period and ending 179 days thereafter. The Payment Blockage Period will end earlier if such Payment Blockage Period is terminated:

(1) by written notice to the Trustee and the Company from the Person or Persons who gave such Blockage Notice;

(2) because the default giving rise to such Blockage Notice is cured, waived or otherwise no longer continuing; or

(3) because such Designated Senior Debt has been discharged or repaid in full in cash.

Notwithstanding the provisions described above, unless the holders of such Designated Senior Debt or the Representative of such Designated Senior Debt have accelerated the maturity of such Designated Senior Debt, the Company is permitted to resume paying the Notes after the end of such Payment Blockage Period. The Notes shall not be subject to more than one Payment Blockage Period in any consecutive 360-day period irrespective of the number of defaults with respect to Designated Senior Debt during such period, except that if any Blockage Notice is delivered to the Trustee by or on behalf of holders of Designated Senior Debt (other than holders of the Bank Indebtedness), a Representative of holders of Bank Indebtedness may give another Blockage Notice within such period. However, in no event may the total number of days during which any Payment Blockage Period or Periods is in effect exceed 179 days in the aggregate during any 360-day consecutive period, and there must be 181 days during any 360-day consecutive period during which no Payment Blockage Period is in effect.

Upon any payment or distribution of the assets of the Company upon a total or partial liquidation or dissolution or reorganization of, or similar proceeding relating to, the Company or its property:

(1) the holders of Senior Debt of the Company will be entitled to receive payment in full in cash of such Senior Debt before the Holders are entitled to receive any payment;

(2) until the Senior Debt of the Company is paid in full in cash, any payment or distribution to which Holders would be entitled but for the subordination provisions of the Indenture will be made to holders of such Senior Debt as their interests may appear, except that Holders may receive certain Capital Stock and subordinated debt obligations; and

(3) if a distribution is made to Holders that, due to the subordination provisions, should not have been made to them, such Holders are required to hold it in trust for the holders of Senior Debt of the Company and pay it over to them as their interests may appear.

If payment of the Notes is accelerated because of an Event of Default, the Company or the Trustee must promptly notify the holders of Designated Senior Debt or the Representative of such Designated Senior Debt of the acceleration. If any Designated Senior Debt is outstanding, none of the Company, Holdings or any Guarantor may pay the Notes until five business days after the Representatives of all the issues of Designated Senior Debt receive notice of such acceleration and, thereafter, may pay the Notes only if the Indenture otherwise permits payment at that time.

The obligations of Holdings and the Guarantors under their respective Guarantees are senior subordinated obligations. As such, the rights of the Holders to receive payment by Holdings or by a Guarantor pursuant to its Guarantee will be subordinated in right of payment to the rights of holders of Senior Debt of Holdings or such Guarantor, as the case may be. The terms of the subordination provisions described above with respect to the Company’s obligations under the Notes apply equally to Holdings and each Guarantor and the obligations of Holdings and such Guarantor under its Guarantee.

By reason of the subordination provisions contained in the Indenture, in the event of a liquidation or insolvency proceeding, creditors of the Company, Holdings or a Guarantor who are holders of Senior Debt of the Company, Holdings or such Guarantor, as the case may be, may recover more, ratably, than the Holders, and creditors of the Company who are not holders of Senior Debt may recover less, ratably, than holders of Senior Debt and may recover more, ratably, than the Holders.

The terms of the subordination provisions described above will not apply to payments from money or the proceeds of U.S. government obligations held in trust by the Trustee for the payment of principal of and interest on the Notes pursuant to the provisions described under “—Legal Defeasance and Covenant Defeasance,” if the foregoing subordination provisions were not violated at the time the respective amounts were deposited pursuant to such defeasance provisions.

Guarantees

Holdings and the Domestic Restricted Subsidiaries of the Company, other than an Immaterial Domestic Restricted Subsidiary, jointly and severally guarantee, on a senior subordinated basis, the Company’s obligations under the Notes and the Indenture. The obligations of each Domestic Restricted Subsidiary under its Guarantee will be limited as necessary to prevent that Guarantee from constituting a fraudulent conveyance under applicable law. See “Risk Factors—Federal and state fraudulent transfer laws permit a court to void the notes and the guarantees, and if that occurs, you may not receive any payments on the notes.” Because Holdings is a holding company with no significant operations, the Guarantee by Holdings provides little, if any, additional credit support for the Notes, and investors should not rely on the Guarantee by Holdings in evaluating an investment in the Notes.

Holdings and each Guarantor that makes a payment under its Guarantee will be entitled upon payment in full of all guaranteed obligations under the Indenture to a contribution from each other Guarantor and Holdings in an amount equal to such other Guarantor’s and Holdings’ pro rata portion of such payment based on the respective net assets of all the Guarantors and Holdings at the time of such payment determined in accordance with GAAP (for purposes hereof, Holdings’ net assets shall be those of all its consolidated Subsidiaries other than the Guarantors).

If a Guarantee were rendered voidable, it could be subordinated by a court to all other indebtedness (including guarantees and other contingent liabilities) of Holdings or a Guarantor, as applicable, and, depending on the amount of such indebtedness, Holdings’ or a Guarantor’s liability on its Guarantee could be reduced to zero. See “Risk Factors—Federal and state fraudulent transfer laws permit a court to void the notes and the guarantees, and if that occurs, you may not receive any payments on the notes.”

Pursuant to the Indenture, a Guarantor may consolidate with, merge with or into, or transfer all or substantially all its assets to, any other Person to the extent described below under “—Certain Covenants—Merger, Consolidation and Sale of Assets”; provided, however, that if such other Person is not the Company, such Guarantor’s obligations under its Guarantee must be expressly assumed by such other Person, subject to the following paragraph.

The Guarantee of a Guarantor will be released:

(1) upon the sale or other disposition (including by way of consolidation or merger) of a Guarantor;

(2) upon the sale or disposition of all or substantially all the assets of a Guarantor;

(3) upon the designation of such Guarantor as an Unrestricted Subsidiary pursuant to the terms of the Indenture;

(4) if the Guarantor becomes an Immaterial Domestic Restricted Subsidiary or ceases to be a Subsidiary; or

(5) if the Company exercises its Legal Defeasance option or Covenant Defeasance option as described under “—Legal Defeasance and Covenant Defeasance” or if its obligations under the Indenture are discharged in accordance with the terms of the Indenture as described under “—Satisfaction and Discharge” (in which case the Guarantee of Holdings will also be released);

in the case of clauses (1) and (2), other than to the Company or an Affiliate of the Company and as permitted by the Indenture.

Change of Control

If a Change of Control occurs, each Holder will have the right to require that the Company purchase all or a portion of such Holder’s Notes pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the principal amount thereof plus accrued interest to the date of purchase. Within 30 days following the date upon which the Change of Control occurred, the Company must send, in the case of Global Notes, through the facilities of DTC and, in the case of certificated notes, by first class mail, a notice to the Trustee and each Holder, which notice shall govern the terms of the Change of Control Offer. Such notice shall state, among other things, the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”). Holders electing to have a Note purchased pursuant to a Change of Control Offer will be required to surrender the Note, with the form entitled “Option of Holder to Elect Purchase” on the reverse of the Note completed, to the paying agent at the address specified in the notice prior to the close of business on the third business day prior to the Change of Control Payment Date.

The Credit Facilities prohibit the Company from purchasing any Notes (subject to certain limited exceptions) and also provides that the occurrence of certain change of control events with respect to the Company would constitute a default under the facilities thereunder. Prior to the mailing of the notice referred to above, but in any event within 30 days following any Change of Control, the Company covenants to:

(1) repay in full all Indebtedness under the Credit Facilities and all other Senior Debt the terms of which require repayment upon a Change of Control; or

(2) obtain the requisite consents under the Credit Facilities and all such other Senior Debt to permit the repurchase of the Notes as provided below.

The Company’s failure to comply with the covenant described in the immediately preceding sentence shall constitute an Event of Default described in clause (3) and not in clause (2) under “—Events of Default” below which would, in turn, constitute a default under the Credit Facilities. In such circumstances, the subordination provisions of the Indenture would likely restrict payment to the Holders.

The Company will not be required to make a Change of Control Offer upon a Change of Control if (i) a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the Indenture and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer or (ii) a notice of redemption has been given pursuant to the Indenture as described under “—Redemption prior to the date on which notice of the Change of Control Offer must be sent. A Change of Control Offer may be made in advance of a Change of Control, and conditioned upon such Change of Control occurring, if a definitive agreement is in place for the Change of Control at the time of making the Change of Control Offer”.

If a Change of Control Offer is made, there can be no assurance that the Company will have available funds sufficient to pay the Change of Control purchase price for all the Notes that might be delivered by Holders seeking to accept the Change of Control Offer. In the event the Company is required to purchase outstanding Notes pursuant to a Change of Control Offer, the Company expects that it would seek third-party financing to the extent it does not have available funds to meet its purchase obligations. However, there can be no assurance that the Company would be able to obtain such financing.

The Change of Control purchase feature of the Notes may in certain circumstances make more difficult or discourage a sale or takeover of the Company and, thus, the removal of incumbent management. The Change of Control purchase feature is a result of negotiations between the Company and the initial purchasers. The Company has no present intention to engage in a transaction involving a Change of Control, although it is possible that it could decide to do so in the future. Subject to the limitations discussed below, the Company could, in the future, enter into certain transactions, including acquisitions, refinancings or other recapitalizations, that would not constitute a Change of Control under the Indenture but that could increase the amount of indebtedness outstanding at such time or otherwise affect the Company’s capital structure or credit ratings. Restrictions on the Company’s ability to incur additional Indebtedness are contained in the “Limitation on Incurrence of Additional Indebtedness” covenant. Such restrictions can only be waived with the consent of the holders of a majority in principal amount of the Notes then outstanding. Except for the limitations contained in such covenants, however, the Indenture does not contain any covenants or provisions that may afford Holders protection in the event of a highly leveraged transaction.

Future indebtedness that the Company may incur may contain prohibitions on the occurrence of certain events that would constitute a Change of Control or require the repurchase of such indebtedness upon a Change of Control. Moreover, the exercise by the Holders of their right to require the Company to repurchase their Notes could cause a default under such indebtedness, even if the Change of Control itself does not, due to the financial effect of such repurchase on the Company.

The definition of “Change of Control” includes a disposition of all or substantially all of the assets of the Company to any Person. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under. applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve a disposition of “all or substantially all” of the assets of the Company. As a result, it may be unclear as to whether a Change of Control has occurred and whether a holder of Notes may require the Company to make an offer to repurchase the Notes as described above.

The provisions under the Indenture relative to the Company’s obligation to make an offer to repurchase the Notes as a result of a Change of Control may be waived or modified with the consent of the holders of a majority in principal amount of the Notes.

The Company will comply with the requirements of Rule 14e-1 under the Exchange Act to the extent such laws and regulations are applicable in connection with the repurchase of Notes pursuant to a Change of Control Offer. To the extent that the Company complies with the provisions of any such securities laws or regulations, the Company shall not be deemed to have breached its obligations under the “Change of Control” provisions of the Indenture.

Certain Covenants

Covenant Suspension

The Indenture contains, among others, the following covenants. During any period of time following the Issue Date that (i) the Notes have Investment Grade Ratings from both Rating Agencies and (ii) no Default has occurred and is continuing under the Indenture (the occurrence of the events described in the foregoing clauses (i) and (ii) being collectively referred to as a “Covenant Suspension Event”), the Company and its Restricted Subsidiaries will not be subject to the following provisions of the Indenture:

(1)	“—Limitation on Incurrence of Additional Indebtedness”;

(2)	“—Limitation on Restricted Payments”;

(3)	“—Limitation on Asset Sales”;

(4)	“—Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries”;

(5)	“—Limitation on Preferred Stock of Restricted Subsidiaries”;

(6)	“—Prohibition on Incurrence of Senior Subordinated Debt”;

(7)	clause (2) of the first paragraph of “—Merger, Consolidation and Sale of Assets”;

(8)	“—Limitation on Transactions with Affiliates”;

(9)	“—Future Guarantees by Restricted Subsidiaries”; and

(10)	“—Conduct of Business.”

(collectively, the “Suspended Covenants”). Upon the occurrence of a Covenant Suspension Event, the amount of Net Cash Proceeds with respect to any applicable Net Proceeds Offer Trigger Date shall be set at zero at such date (the “Suspension Date”). In addition, in the event that the Company and the Restricted Subsidiaries are not subject to the Suspended Covenants for any period of time as a result of the foregoing, and on any subsequent date (the “Reversion Date”) one or both of the Rating Agencies withdraws its Investment Grade Rating or downgrades the rating assigned to the Notes below an Investment Grade Rating or a Default or Event of Default occurs and is continuing, then the Company and the Restricted Subsidiaries will thereafter again be subject to the Suspended Covenants with respect to future events. The period of time between the Suspension Date and the Reversion Date is referred to in this description as the “Suspension Period.” Within 30 days of the Reversion Date, any Restricted Subsidiary that would have been required during the Suspension Period but for the Suspended Covenants by the “Future Guarantees by Restricted Subsidiaries” covenant to execute a supplemental indenture will execute such supplemental indenture required by such covenant. Notwithstanding that the Suspended Covenants may be reinstated, no Default or Event of Default will be deemed to have occurred as a result of a failure to comply with the Suspended Covenants during the Suspension Period (or upon termination of the Suspension Period or after that time based solely on events that occurred during the Suspension Period).

On the Reversion Date, all Indebtedness incurred during the Suspension Period will be classified to have been incurred or issued pursuant to the “Limitation on Incurrence of Additional Indebtedness” covenant to the extent such Indebtedness would be permitted to be incurred or issued thereunder as of the Reversion Date and after giving effect to Indebtedness incurred or issued prior to the Suspension Period and outstanding on the Reversion Date. To the extent such Indebtedness would not be so permitted to be incurred or issued pursuant to the “Limitation on Incurrence of Additional Indebtedness” covenant, such Indebtedness will be deemed to have been outstanding on the Issue Date, so that it is classified as permitted under paragraph (3) of the definition of Permitted Indebtedness. Restricted Payments made during the Suspension Period will be deemed to have been made pursuant to the first paragraph of the “Limitation on Restricted Payments” covenant.

There can be no assurance that the Notes will ever achieve or maintain Investment Grade Ratings.

Furthermore, if (i) a Change of Control occurs that results in either (a) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company to any Person or Group (as defined in the definition of Change of Control) other than an Affiliate (other than a Person that becomes an Affiliate solely as a result of such transaction) of the Company or (b) any Person or Group other than an Affiliate (other than a Person that becomes an Affiliate solely as a result of such transaction) of the Company becoming the beneficial owner, directly or indirectly, of shares representing 100% of the total ordinary voting power represented by the issued and outstanding Capital Stock of the Company or Holdings and (ii) such Person or Group acquiring control pursuant to clause (i) above is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, then the Company will not be subject to the first three paragraphs of the covenant described under “—Reports to Holders” from that time if and for so long as such Person or Group maintains Investment Grade Ratings from both Rating Agencies.

Limitation on Incurrence of Additional Indebtedness.

The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee, acquire, become liable, contingently or otherwise, with respect to, or otherwise become responsible for payment of (collectively “incur”) any Indebtedness (other than Permitted Indebtedness); provided, however, that the Company and any Restricted Subsidiary may incur Indebtedness (including Acquired Indebtedness), in each case if on the date of the incurrence of such Indebtedness, after giving effect to the incurrence thereof, the Consolidated Fixed Charge Coverage Ratio of the Company would have been greater than 2.0 to 1.0; provided, however, that the amount of Indebtedness (including Acquired Indebtedness) that may be incurred pursuant to the foregoing by Restricted Subsidiaries that are not Guarantors shall not exceed $100 million at any one time outstanding.

Limitation on Restricted Payments.

The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly:

(1) declare or pay any dividend or make any distribution on, or in respect of, shares of the Company’s or any Restricted Subsidiary’s Capital Stock to holders of such Capital Stock (other than dividends or distributions payable in Qualified Capital Stock of the Company and dividends or distributions payable to the Company or a Restricted Subsidiary and other than pro rata dividends or other distributions made by a Subsidiary that is not a Wholly Owned Subsidiary to minority stockholders (or owners of an equivalent interest in the case of a Subsidiary that is an entity other than a corporation));

(2) purchase, redeem or otherwise acquire or retire for value any Capital Stock of the Company or of any direct or indirect parent of the Company or of a Restricted Subsidiary of the Company held by any Affiliate of the Company (other than a Restricted Subsidiary of the Company) or any warrants, rights or options to purchase or acquire shares of any class of such Capital Stock;

(3) make any principal payment on, purchase, defease, redeem, prepay, decrease or otherwise acquire or retire for value, prior to any scheduled final maturity, scheduled repayment or scheduled sinking fund payment, any Indebtedness of the Company, or of any Guarantor, that is subordinate or junior in right of payment to the Notes or any Guarantee, as applicable (other than (x) any Indebtedness permitted under clause (6) of the definition of “Permitted Indebtedness” and (y) the purchase, defeasance or other acquisition of such Indebtedness purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of such purchase, defeasance or other acquisition); or

(4) make any Investment (other than Permitted Investments)

(each of the foregoing actions set forth in clauses (1), (2), (3) and (4) being referred to as a “Restricted Payment”), if at the time of such Restricted Payment or immediately after giving effect thereto:

(i) a Default or an Event of Default shall have occurred and be continuing; or

(ii) the aggregate amount of Restricted Payments (including such proposed Restricted Payment) made subsequent to December 14, 2010 (other than Restricted Payments made pursuant to clauses (2), (3), (4), (5), (6), (7), (8), (9), (10), (11), (12), (13) and (14) of the following paragraph) shall exceed the sum of, without duplication:

(t) $400 million; plus

(u) 50% of the cumulative Consolidated Net Income (or if cumulative Consolidated Net Income shall be a loss, minus 100% of such loss) of the Company earned subsequent to October 1, 2010 and on or prior to the date the Restricted Payment occurs (the “Reference Date”) (treating such period as a single accounting period); plus

(w) 100% of the aggregate net cash proceeds (including the fair market value of property (as determined by the Company in good faith), other than cash, that would constitute Marketable Securities or a Permitted Business) received by the Company from any Person (other than a Subsidiary of the Company) from the issuance and sale subsequent to December 14, 2010 and on or prior to the Reference Date of Qualified Capital Stock of the Company (other than Excluded Contributions); plus

(x) without duplication of any amounts included in clause (ii)(w) above, 100% of the aggregate net cash proceeds of any equity contribution received subsequent to December 14, 2010 by the Company from a holder of the Company’s Capital Stock; plus

(y) the amount by which Indebtedness of the Company is reduced on the Company’s balance sheet upon the conversion or exchange subsequent to December 14, 2010 of any Indebtedness of the Company for Qualified Capital Stock of the Company (less the amount of any cash, or the fair value of any other property, distributed by the Company upon such conversion or exchange); provided, however, that the foregoing amount shall not exceed the net cash proceeds received by the Company or any Restricted Subsidiary from the sale of such Indebtedness (excluding net cash proceeds from sales to a Subsidiary of the Company or to an employee stock ownership plan or a trust established by the Company or any of its Subsidiaries for the benefit of their employees); plus

(z) an amount equal to the sum of (I) 100% of the aggregate net proceeds (including the fair market value of property other than cash that would constitute Marketable Securities or a Permitted Business) received by the Company or any Restricted Subsidiary subsequent to December 14, 2010 (A) from any sale or other disposition of any Investment (other than a Permitted Investment) in any Person (including an Unrestricted Subsidiary) made by the Company and its Restricted Subsidiaries and (B) representing the return of capital or principal (excluding dividends and distributions otherwise included in Consolidated Net Income) with respect to such Investment and (II) the portion (proportionate to the Company’s equity interest in an Unrestricted Subsidiary) of the fair market value of the net assets of an Unrestricted Subsidiary at any time subsequent to December 14, 2010 such Unrestricted Subsidiary is designated a Restricted Subsidiary; provided, however, that, in the case of item (II), the foregoing sum shall not exceed, in the case of any Unrestricted Subsidiary, the amount of Investments (excluding Permitted Investments) previously made (and treated as a Restricted Payment) by the Company or any Restricted Subsidiary in such Unrestricted Subsidiary.

Notwithstanding the foregoing, the provisions set forth in the immediately preceding paragraph do not prohibit:

(1) the payment of any dividend or the consummation of any irrevocable redemption within 60 days after the date of declaration of such dividend or notice of such redemption if the dividend or payment of the redemption price, as the case may be, would have been permitted on the date of declaration or notice;

(2) any Restricted Payment made out of the net cash proceeds of the substantially concurrent sale of, or made by exchange for, Qualified Capital Stock of the Company (other than Capital Stock issued or sold to a Subsidiary of the Company or an employee stock ownership plan or to a trust established by the Company or any of its Subsidiaries for the benefit of their employees and other than Designated Preferred Stock) or a substantially concurrent cash capital contribution received by the Company from its stockholders; provided, however, that the net cash proceeds from such sale or such cash capital contribution (to the extent so used for such Restricted Payment) shall be excluded from the calculation of amounts under clauses (ii)(w) and (ii)(x) of the immediately preceding paragraph;

(3) the acquisition of any Indebtedness of the Company or a Guarantor that is subordinate or junior in right of payment to the Notes or the applicable Guarantee through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Company) of Refinancing Indebtedness that is subordinate or junior in right of payment to the Notes or the applicable Guarantee;

(4) Dividend Equivalent Payments and payments to a direct or indirect parent of the Company for the purpose of permitting any of such entities to redeem or repurchase common equity or options in respect thereof, in each case in connection with the repurchase provisions of employee stock option or stock purchase agreements or other agreements to compensate management employees, or upon the death, disability, retirement, severance or termination of employment of management employees; provided that all such Dividend Equivalent Payments and redemptions or repurchases pursuant to this clause (4) shall not exceed in any fiscal year the sum of (A) $25 million in any fiscal year carried over to succeeding fiscal years (with unused amounts (including $50.0 million remaining unused under the 2018 Notes) so carrying over as of the Issue Date) subject to a maximum (without giving effect to the following clause (B)) of $50 million in any fiscal year) plus (B) any amounts not utilized in any preceding fiscal year following December 14, 2010 that were otherwise available under this clause (4) for such purchases (which aggregate amount shall be increased by the amount of any net cash proceeds received from the sale since December 14, 2010 of Capital Stock (other than Disqualified Capital Stock) to members of the Company’s management team that have not otherwise been applied to the payment of Restricted Payments pursuant to the terms of clause (ii) of the immediately preceding paragraph or clause (2) of this paragraph and by the cash proceeds of any “key-man” life insurance policies which are used to make such redemptions or repurchases); provided, further, that the cancellation of Indebtedness owing to the Company from members of management of the Company or any of its Restricted Subsidiaries in connection with any repurchase of Capital Stock of such entities (or warrants or options or rights to acquire such Capital Stock) will not be deemed to constitute a Restricted Payment under the Indenture;

(5) the declaration and payment of dividends by the Company to, or the making of loans to, its direct parent company in amounts required for the Company’s direct or indirect parent companies to pay

(A) franchise taxes and other fees, taxes and expenses required to maintain their corporate existence,

(B) Federal, state and local income taxes, to the extent such income taxes are attributable to the income of the Company and the Restricted Subsidiaries and, to the extent of the amount actually received from its Unrestricted Subsidiaries, in amounts required to pay such taxes to the extent attributable to the income of such Unrestricted Subsidiaries; provided, however, that the amount of such payments in any fiscal year does not exceed the amount that the Company and its consolidated Subsidiaries would be required to pay in respect of Federal, state and local taxes for such fiscal year were the Company to pay such taxes as a stand-alone taxpayer,

(C) customary salary, bonus and other benefits payable to officers and employees of any direct or indirect parent company of the Company to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Company and the Restricted Subsidiaries,

(D) general corporate overhead expenses of any direct or indirect parent company of the Company to the extent such expenses are attributable to the ownership or operation of the Company and the Restricted Subsidiaries, and

(E) reasonable fees and expenses incurred in connection with any unsuccessful debt or equity offering by such direct or indirect parent company of the Company;

(6) repurchases of Capital Stock deemed to occur upon the exercise of stock options, warrants or other convertible or exchangeable securities if such Capital Stock represents a portion of the exercise price thereof or the withholding of a portion of such Capital Stock to pay the taxes payable on account of such exercise;

(7) additional Restricted Payments in an aggregate amount not to exceed $75.0 million;

(8) Restricted Payments to be made with the proceeds of the offering of the Notes or with the proceeds of the additional incremental term loans under the Credit Facilities that will be borrowed under an agreement executed on the Issue Date;

(9) payments of dividends on Disqualified Capital Stock issued in compliance with the “Limitation on Incurrence of Additional Indebtedness” covenant;

(10) Restricted Payments made with Net Cash Proceeds from Asset Sales remaining after application thereof as required by the “Limitation on Asset Sales” covenant (including after the making by the Company of any Net Proceeds Offer required to be made by the Company pursuant to such covenant and the application of the entire Net Proceeds Offer Amount to purchase Notes tendered therein);

(11) the repayment or extension of intercompany debt that is permitted under the Indenture;

(12) cash payments in lieu of fractional shares in connection with the exercise of warrants, stock options or other securities convertible into or exchangeable into Capital Stock of the Company;

(13) upon occurrence of a Change of Control, and within 60 days after the completion of the Change of Control Offer pursuant to the “Change of Control” covenant (including the purchase of all Notes tendered), any purchase or redemption of Obligations of the Company that are subordinate or junior in right of payment to the Notes required pursuant to the terms thereof as a result of such Change of Control at a purchase or redemption price not to exceed 101% of the outstanding principal amount thereof, plus accrued and unpaid interest thereon, if any; provided, however, that (A) at the time of such purchase or redemption, no Default or Event of Default shall have occurred and be continuing (or would result therefrom) and (B) such purchase or redemption is not made, directly or indirectly, from the proceeds of (or made in anticipation of) any issuance of Indebtedness by the Company or any Subsidiary; and

(14) Restricted Payments that are made with Excluded Contributions.

Notwithstanding any of the foregoing to the contrary, the Company and its Restricted Subsidiaries may make any Restricted Payment so long as (1) no Default or Event of Default has occurred and is continuing and (2) at the time of such Restricted Payment and after giving pro forma effect thereto, the Company’s Consolidated Fixed Charge Coverage Ratio would exceed 2.0 to 1.0; provided, however, that if at any time the criteria set forth in the preceding clause (2) cease to be satisfied, all Restricted Payments made by the Company or any of its Restricted Subsidiaries occurring on or after the date on which such criteria ceased to be satisfied shall be required to be made, to the extent permitted thereby, in compliance with the preceding paragraphs of this covenant, and the amount available for Restricted Payments pursuant to clause (ii) of the first paragraph of this covenant on or after the date on which such criteria ceases to be satisfied shall be equal to the amount that would have been available for Restricted Payments pursuant to such clause (ii) on such date without giving effect to any Restricted Payments made through such date pursuant to and in compliance with this paragraph; provided, further, that if the Company or any of its Restricted Subsidiaries become contractually obligated to make any Restricted Payment at the time criteria set forth in the preceding clauses (1) and (2) continues to be satisfied, then the Company or such Restricted Subsidiary, as the case may be, may continue to make such Restricted Payments, even if the criteria in such clauses (1) and (2) ceases to be satisfied at the time such Restricted Payment is actually made, notwithstanding the limitation set forth in the preceding proviso, and the amount available for Restricted Payments pursuant to clause (ii) of the first paragraph of this covenant on or after the date on which such criteria ceases to be satisfied shall be equal to the amount that would have been available for Restricted Payments pursuant to such clause (ii) on such date without giving effect to any Restricted Payments made on such date pursuant to and in compliance with this proviso.

For purposes of determining compliance with this covenant, in the event that a payment or other action meets the criteria of more than one of the exceptions described in clauses (1) through (14) above, or is permitted to be made pursuant to clause (ii) of the first paragraph of this covenant (including by virtue of qualifying as Permitted Investment), the Company will be permitted to classify such payment or other action on the date of its occurrence in any manner that complies with this covenant. Payments or other actions permitted by this covenant need not be permitted solely by reference to one provision permitting such payment or other action but may be permitted in part by one such provision and in part by one or more other provisions of this covenant permitting such payment or other action (including pursuant to any section of the definition of “Permitted Investment”).

The Board of Directors of the Company may designate any Restricted Subsidiary of the Company to be an Unrestricted Subsidiary as specified in the definition of “Unrestricted Subsidiary.” For purposes of making such determination, all outstanding Investments by the Company and its Restricted Subsidiaries (except to the extent repaid in cash) in the Subsidiary so designated will be deemed to be Restricted Payments at the time of the designation and will reduce the amount available for Restricted Payments under the first paragraph of this covenant. All of those outstanding Investments will be deemed to constitute Investments in an amount equal to the fair market value of the Investments at the time of such designation. Such designation will only be permitted if the Restricted Payment would be permitted at the time and if the Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.

Limitation on Asset Sales.

The Company will not, and will not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:

(1) the Company or the applicable Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold or otherwise disposed of (as determined in good faith by the Company);

(2) at least 75% of the consideration received by the Company or the Restricted Subsidiary, as the case may be, from such Asset Sale shall be in the form of cash or Cash Equivalents; provided that the amount of:

(a) any liabilities (as shown on the Company’s or such Restricted Subsidiary’s most recent balance sheet or in the footnotes thereto, or if incurred or accrued subsequent to the date of such balance sheet, such liabilities that would have been shown on the Company’s or such Restricted Subsidiary’s balance sheet or the footnotes thereto if such incurrence or accrual had taken place on the date of such balance sheet, as determined by the Company) of the Company or any such Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Notes) that are assumed by the transferee of any such assets;

(b) any securities, notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are converted by the Company or such Restricted Subsidiary into cash within 180 days of the receipt thereof (to the extent of the cash received); and

(c) any Designated Non-cash Consideration received by the Company or any of its Restricted Subsidiaries in such Asset Sale having an aggregate fair market value, taken together with all other Designated Non-cash Consideration received pursuant to this clause (c) after December 14, 2010 that is at that time outstanding, not to exceed the greater of $150 million and 5% of Total Assets at the time of the receipt of such Designated Non-cash Consideration (with the fair market value of each item of Designated Non-cash Consideration being measured at the time received and without giving effect to subsequent changes in value), shall, in each of (a), (b) and (c) above, be deemed to be cash for the purposes of this provision or for purposes of the second paragraph of this covenant; and

(3) upon the consummation of an Asset Sale, the Company shall apply, or cause such Restricted Subsidiary to apply, the Net Cash Proceeds relating to such Asset Sale within 545 days of receipt thereof either (A) to prepay any Senior Debt, or Indebtedness of a Restricted Subsidiary that is not a Guarantor and, in the case of any such Indebtedness under any revolving credit facility, effect a corresponding reduction in the availability under such revolving credit facility (or effect a permanent reduction in the availability under such revolving credit facility regardless of the fact that no prepayment is required in order to do so (in which case no prepayment should be required)), (B) to reinvest in Productive Assets (provided that this requirement shall be deemed satisfied if the Company or such Restricted Subsidiary by the end of such 545-day period has entered into a binding agreement under which it is contractually committed to reinvest in Productive Assets and such investment is consummated within 120 days from the date on which such binding agreement is entered into and, with respect to the amount of such investment, the reference to the 546th day after an Asset Sale in the second following sentence shall be deemed to be a reference to the 121st day after the date on which such binding agreement is entered into (but only if such 121st day occurs later than such 546th day)) or (C) a combination of prepayment and investment permitted by the foregoing clauses (3)(A) and (3)(B). Pending the final application of any such Net Cash Proceeds, the Company or such Restricted Subsidiary may temporarily reduce Indebtedness under a revolving credit facility, if any, or otherwise invest such Net Cash Proceeds in Cash Equivalents. On the 546th day after an Asset Sale or such earlier date, if any, as the Board of Directors of the Company or of such Restricted Subsidiary determines by Board Resolution not to apply the Net Cash Proceeds relating to such Asset Sale as set forth in clauses (3)(A), (3)(B) and (3)(C) of the next preceding sentence (each, a “Net Proceeds Offer Trigger Date”), such aggregate amount of Net Cash Proceeds which have not been applied on or before such Net Proceeds Offer Trigger Date as permitted in clauses (3)(A), (3)(B) and (3)(C) of the next preceding sentence (each a “Net Proceeds Offer Amount”) shall be applied by the Company or such Restricted Subsidiary to make an offer to purchase (the “Net Proceeds Offer”) on a date (the “Net Proceeds Offer Payment Date”) not less than 30 nor more than 60 days following the applicable Net Proceeds Offer Trigger Date, from all Holders and holders of any other Senior Subordinated Debt of the Company or a Restricted Subsidiary requiring the making of such an offer, on a pro rata basis, the maximum amount of Notes and such other Senior Subordinated Debt that may be purchased with the Net Proceeds Offer Amount at a price equal to 100% of their principal amount (or, in the event such other Senior Subordinated Debt was issued with significant original issue discount, 100% of the accreted value thereof), plus accrued and unpaid interest thereon, if any, to the date of purchase (or, in respect of such other Senior Subordinated Debt, such lesser price, if any, as may be provided for by the terms of such Senior Subordinated Debt); provided, however, that if at any time any non-cash consideration (including any Designated Non-cash Consideration) received by the Company or any Restricted Subsidiary of the Company, as the case may be, in connection with any Asset Sale is converted into or sold or otherwise disposed of for cash (other than interest received with respect to any such non-cash consideration), then such conversion or disposition shall be deemed to constitute an Asset Sale hereunder and the Net Cash Proceeds thereof shall be applied in accordance with this covenant. Notwithstanding the foregoing, if a Net Proceeds Offer Amount is less than $40.0 million, the application of the Net Cash Proceeds constituting such Net Proceeds Offer Amount to a Net Proceeds Offer may be deferred until such time as such Net Proceeds Offer Amount plus the aggregate amount of all Net Proceeds Offer Amounts arising subsequent to the Net Proceeds Offer Trigger Date relating to such initial Net Proceeds Offer Amount from all Asset Sales by the Company and its Restricted Subsidiaries aggregates at least $40.0 million, at which time the Company or such Restricted Subsidiary shall apply all Net Cash Proceeds constituting all Net Proceeds Offer Amounts that have been so deferred to make a Net Proceeds Offer (the first date the aggregate of all such deferred Net Proceeds Offer Amounts is equal to $40.0 million or more shall be deemed to be a Net Proceeds Offer Trigger Date).

Notwithstanding the immediately preceding paragraph, the Company and its Restricted Subsidiaries will be permitted to consummate an Asset Sale without complying with such paragraph to the extent that:

(1) at least 75% of the consideration for such Asset Sale constitutes Productive Assets, cash, Cash Equivalents and/or Marketable Securities; and

(2) such Asset Sale is for fair market value (as determined in good faith by the Company); provided that any consideration consisting of cash, Cash Equivalents and/or Marketable Securities received by the Company or any of its Restricted Subsidiaries in connection with any Asset Sale permitted to be consummated under this paragraph shall constitute Net Cash Proceeds subject to the provisions of the preceding paragraph.

Notice of each Net Proceeds Offer will be sent to DTC, in the case of Global Notes, or mailed to the record Holders as shown on the register of Holders, in the case of certificated notes, within 30 days following the Net

Proceeds Offer Trigger Date, with a copy to the Trustee, and shall comply with the procedures set forth in the Indenture. Upon receiving notice of the Net Proceeds Offer, Holders may elect to tender their Notes in whole or in part in integral multiples of $1,000 (but in minimum amounts of $2,000) in exchange for cash. To the extent Holders properly tender Notes in an amount exceeding the Net Proceeds Offer Amount, Notes of tendering Holders will be purchased in accordance with the depository’s procedures (based on amounts tendered). A Net Proceeds Offer shall remain open for a period of 20 business days or such longer period as may be required by law. To the extent that the aggregate amount of Notes and other Senior Subordinated Debt tendered pursuant to a Net Proceeds Offer is less than the Net Proceeds Offer Amount, the Company may use any remaining Net Proceeds Offer Amount for general corporate purposes or for any other purpose not prohibited by the Indenture. Upon completion of any such Net Proceeds Offer, the Net Proceeds Offer Amount shall be reset at zero.

The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Notes pursuant to a Net Proceeds Offer. To the extent that the provisions of any securities laws or regulations conflict with the “Asset Sale” provisions of the Indenture, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the “Asset Sale” provisions of the Indenture by virtue thereof.

Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries.

The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or permit to exist or become effective any consensual encumbrance or consensual restriction on the ability of any Restricted Subsidiary of the Company to:

(1) pay dividends or make any other distributions on, or in respect of, its Capital Stock;

(2) make loans or advances or pay any Indebtedness or other obligation owed to the Company or any Guarantor; or

(3) transfer any of its property or assets to the Company or any Guarantor,

except, with respect to clauses (1), (2) and (3), for such encumbrances or restrictions existing under or by reason of:

(a) applicable law, rule, regulation or order;

(b) the Indenture, the Notes, the 2018 Notes, the 2020 Notes and the Guarantees;

(c) non-assignment provisions of any contract or any lease of any Restricted Subsidiary of the Company entered into in the ordinary course of business;

(d) any instrument governing Acquired Indebtedness, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person or the properties or assets of the Person so acquired;

(e) the Credit Facilities as entered into or existing on the Issue Date or any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof; provided that any restrictions imposed pursuant to any such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing are ordinary and customary with respect to syndicated bank loans (under the relevant circumstances);

(f) agreements existing on the Issue Date to the extent and in the manner such agreements are in effect on the Issue Date;

(g) restrictions on the transfer of assets subject to any Lien permitted under the Indenture imposed by the holder of such Lien;

(h) restrictions imposed by any agreement to sell assets or Capital Stock permitted under the Indenture to any Person pending the closing of such sale;

(i) any agreement or instrument governing Capital Stock of any Person that is acquired;

(j) any Purchase Money Note or other Indebtedness or other contractual requirements of a Securitization Entity in connection with a Qualified Securitization Transaction; provided that such restrictions apply only to such Securitization Entity;

(k) other Indebtedness or Permitted Subsidiary Preferred Stock outstanding on the Issue Date or permitted to be issued or incurred under the Indenture; provided that any such restrictions are ordinary and customary with respect to the type of Indebtedness being incurred or Preferred Stock being issued (under the relevant circumstances);

(1) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business; and

(m) any encumbrances or restrictions imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (a) through (d) and (f) through (1) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Company’s Board of Directors (evidenced by a Board Resolution) whose judgment shall be conclusively binding, not materially more restrictive with respect to such dividend and other payment restrictions than those contained in the dividend or other payment restrictions prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing;

(n) customary provisions in joint venture, partnership, asset sale, sale leaseback and other similar agreements; and

(o) customary provisions in leases and other agreements entered into in the ordinary course of business.

Limitation on Preferred Stock of Restricted Subsidiaries.

The Company will not permit any of its Restricted Subsidiaries to issue any Preferred Stock (other than to the Company or to a Restricted Subsidiary of the Company) or permit any Person (other than the Company or a Restricted Subsidiary of the Company) to own any Preferred Stock of any Restricted Subsidiary of the Company, other than Permitted Subsidiary Preferred Stock. The provisions of this covenant will not apply to (w) any of the Guarantors, (x) any transaction as a result of which neither the Company nor any of its Restricted Subsidiaries will own any Capital Stock of the Restricted Subsidiary whose Preferred Stock is being issued or sold and (y) Preferred Stock that is Disqualified Capital Stock and is issued in compliance with the “Limitation on Incurrence of Additional Indebtedness” covenant.

Limitation on Liens.

The Company will not, and will not cause or permit any Guarantor to, incur any Secured Debt that is not Senior Debt of such Person, unless contemporaneously therewith such Person makes effective provision to secure the Notes or the relevant Guarantee, as applicable, equally and ratably with such Secured Debt for so long as such Secured Debt is secured by a Lien (the “Initial Lien”). Any Lien created for the benefit of the Holders pursuant to the preceding sentence shall provide by its terms that such Lien shall be automatically and unconditionally released and discharged upon the release and discharge of the Lien securing the other Secured Debt and that holders of such other Secured Debt may exclusively control the disposition of property subject to the Initial Lien.

Prohibition on Incurrence of Senior Subordinated Debt.

The Company will not, and will not permit any Guarantor to, incur or suffer to exist Indebtedness that is senior in right of payment to the Notes or such Guarantor’s Guarantee, as the case may be, and subordinate in right of payment to any other Indebtedness of the Company or such Guarantor, as the case may be.

Merger, Consolidation and Sale of Assets.

The Company will not, in a single transaction or series of related transactions, consolidate or merge with or into any Person, or sell, assign, transfer, lease, convey or otherwise dispose of (or cause or permit any Restricted Subsidiary of the Company to sell, assign, transfer, lease, convey or otherwise dispose of) all or substantially all of the Company’s assets (determined on a consolidated basis for the Company and the Company’s Restricted Subsidiaries) to any Person unless:

(1) either:

(a) the Company shall be the surviving or continuing corporation; or

(b) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, transfer, lease, conveyance or other disposition the properties and assets of the Company and of the Company’s Restricted Subsidiaries substantially as an entirety (the “Surviving Entity”):

(x) shall be a corporation, partnership, limited liability company or similar entity organized and validly existing under the laws of the United States of America or any State thereof or the District of Columbia; and

(y) shall expressly assume, by supplemental indenture (in form and substance satisfactory to the Trustee), executed and delivered to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest on all of the Notes and the performance of every covenant of the Notes, the Indenture and the Registration Rights Agreement to be performed or observed on the part of the Company; provided, that at any time the Company or its successor is not a corporation, there shall be a co-issuer of the Notes that is a corporation;

(2) except in the case of a merger of the Company with or into a Restricted Subsidiary of the Company, and except in the case of a merger entered into solely for the purpose of reincorporating the Company in another jurisdiction, immediately after giving effect to such transaction and the assumption contemplated by clause (1)(b)(y) above (including giving effect to any Indebtedness and Acquired Indebtedness incurred in connection with or in respect of such transaction), the Company or such Surviving Entity, as the case may be, shall be able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to the “Limitation on Incurrence of Additional Indebtedness” covenant, or the Consolidated Fixed Charge Coverage Ratio for the Surviving Entity and its Restricted Subsidiaries on a consolidated basis would be greater than such ratio for the Company and the Restricted Subsidiaries immediately prior to such transaction;

(3) except in the case of a merger of the Company with or into a Restricted Subsidiary of the Company, and except in the case of a merger entered into solely for the purpose of reincorporating the Company in another jurisdiction, immediately after giving effect to such transaction and the assumption contemplated by clause (1)(b)(y) above (including giving effect to any Indebtedness and Acquired Indebtedness incurred and any Lien granted in connection with or in respect of the transaction), no Default or Event of Default shall have occurred or be continuing; and

(4) the Company or the Surviving Entity shall have delivered to the Trustee an officers’ certificate and an opinion of counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with the applicable provisions of the Indenture and that all conditions precedent in the Indenture relating to such transaction have been satisfied.

For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties or assets of one or more Restricted Subsidiaries of the Company the Capital Stock of which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company. However, transfer of assets between or among the Company and its Restricted Subsidiaries will not be subject to this covenant.

The Indenture provides that upon any consolidation, combination or merger or any transfer of all or substantially all of the assets of the Company in accordance with the foregoing, in which the Company is not the continuing corporation, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture and the Notes with the same effect as if such surviving entity had been named as such and that, in the event of a conveyance or transfer (but not a lease), the conveyor or transferor (but not a lessor) will be released from the provisions of the Indenture.

The Company will not permit any Guarantor to consolidate or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of, in a single transaction or series of related transactions, all or substantially all of its assets to any Person unless:

(1) (except in the case of a Guarantor that has been disposed of in its entirety to another Person (other than to the Company or an Affiliate of the Company), whether through a merger, consolidation or sale of Capital Stock or through the sale of all or substantially all of its assets (such sale constituting the disposition of such Guarantor in its entirety), if in connection therewith the Company provides an officers’ certificate to the Trustee to the effect that the Company will comply with its obligations under the “Limitation on Asset Sales” covenant in respect of such disposition) the resulting, surviving or transferee Person (if not such Guarantor) shall be a Person organized and validly existing under the laws of the jurisdiction under which such Guarantor was organized or under the laws of the United States of America, any State thereof or the District of Columbia, and such Person shall expressly assume, by a supplemental indenture (in form and substance satisfactory to the Trustee), executed and delivered to the Trustee, all the obligations of such Guarantor, if any, under its Guarantee;

(2) except in the case of a merger of a Guarantor with or into the Company or another Guarantor and except in the case of a merger entered into solely for the purpose of reincorporating a Guarantor in another jurisdiction, immediately after giving effect to such transaction and the assumption contemplated by the immediately preceding clause (1) (including giving effect to any Indebtedness and Acquired Indebtedness incurred and any Lien granted in connection with or in respect of the transaction), no Default or Event of Default shall have occurred and be continuing; and

(3) the Company shall have delivered to the Trustee an officers’ certificate and an opinion of counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with the applicable provisions of the Indenture and that all conditions precedent in the Indenture relating to such transaction have been satisfied.

Holdings will not consolidate or merge with or into, or sell, assign, transfer, lease or otherwise dispose of, in a single transaction or series of related transactions, all or substantially all of its assets to any Person unless:

(1) the resulting, surviving or transferee Person (if not Holdings) shall be a Person organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia, and such Person shall expressly assume, by a supplemental indenture (in form and substance satisfactory to the Trustee), executed and delivered to the Trustee, all the obligations of Holdings, if any, under its Guarantee;

(2) except in the case of a merger entered into solely for reincorporating Holdings in another jurisdiction, immediately after giving effect to such transaction and the assumption contemplated by the immediately preceding clause (1) (including giving effect to any Indebtedness and Acquired Indebtedness incurred and any Lien granted in connection with or in respect of the transaction), no Default or Event of Default shall have occurred and be continuing; and

(3) the Company shall have delivered to the Trustee an officers’ certificate and an opinion of counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with the applicable provisions of the Indenture and that all conditions precedent in the Indenture relating to such transaction have been satisfied.

Limitation on Transactions with Affiliates.

The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or permit to occur any transaction or series of related transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service) with, or for the benefit of, any of its Affiliates (an “Affiliate Transaction”) involving aggregate payment or consideration in excess of $20.0 million, unless:

(1) such Affiliate Transaction is on terms that are not materially less favorable to the Company or the relevant Restricted Subsidiary than those that might reasonably have been obtained in a comparable transaction at such time on an arm’s-length basis from a Person that is not an Affiliate of the Company and

(2) the Company delivers to the Trustee with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate payments or consideration in excess of $30.0 million, a Board Resolution adopted by the majority of the members of the Board of Directors of the Company approving such Affiliate Transaction and an officers’ certificate certifying that such Affiliate Transaction complies with clause (1) above.

The restrictions set forth in the first paragraph of this covenant shall not apply to:

(1) reasonable fees and compensation paid to, and indemnity provided on behalf of, officers, directors, employees or consultants of the Company or any Restricted Subsidiary of the Company as determined in good faith by the Company’s Board of Directors or senior management;

(2) transactions between or among the Company and any of its Restricted Subsidiaries or between or among such Restricted Subsidiaries; provided that such transactions are not otherwise prohibited by the Indenture;

(3) any agreement as in effect as of the Issue Date or any amendment thereto or any transaction contemplated thereby (including pursuant to any amendment thereto) or by any replacement agreement thereto so long as any such amendment or replacement agreement is not more disadvantageous to the Holders in any material respect than the original agreement as in effect on the Issue Date as determined in good faith by the Company;

(4) Restricted Payments or Permitted Investments permitted by the Indenture;

(5) transactions effected as part of a Qualified Securitization Transaction;

(6) [intentionally omitted];

(7) payments or loans to employees or consultants that are approved by the Board of Directors of the Company in good faith;

(8) sales of Qualified Capital Stock;

(9) the existence of, or the performance by the Company or any of its Restricted Subsidiaries of its obligations under the terms of, any stockholders’ agreement (including any registration rights agreement or purchase agreement related thereto) to which it is a party as of the Issue Date and any similar agreements which it may enter into thereafter; provided, however, that the existence of, or the performance by the Company or any of its Restricted Subsidiaries of obligations under, any future amendment to any such existing agreement or under any similar agreement entered into after the Issue Date shall only be permitted by this clause (9) to the extent that the terms of any such amendment or new agreement taken as a whole are not materially disadvantageous to the Holders;

(10) transactions permitted by, and complying with, the provisions of the “Merger, Consolidation and Sale of Assets” covenant;

(11) any issuance of securities or other payments, awards, grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors of the Company;

(12) [intentionally omitted]; and

(13) transactions in which the Company or any Restricted Subsidiary, as the case may be, receives an opinion from a nationally recognized investment banking, appraisal or accounting firm that such Affiliate Transaction is either fair, from a financial standpoint, to the Company or such Restricted Subsidiary or is on terms not materially less favorable than those that might reasonably have been obtained in a comparable transaction at such time on an arm’s length basis from a Person that is not an Affiliate of the Company.

Future Guarantees by Restricted Subsidiaries.

The Company will not, and will not permit any of its Restricted Subsidiaries to, create or acquire another Domestic Restricted Subsidiary unless such Domestic Restricted Subsidiary within 10 business days executes and delivers a supplemental indenture to the Indenture, providing for a senior subordinated guarantee of payment of the Notes by such Domestic Restricted Subsidiary; provided, however, that such Domestic Restricted Subsidiary need not execute and deliver such a supplemental indenture for so long as such Domestic Restricted Subsidiary is an Immaterial Domestic Restricted Subsidiary; provided further, however, that the Company will cause a Domestic Restricted Subsidiary that was an Immaterial Domestic Restricted Subsidiary but has ceased to qualify as an Immaterial Domestic Restricted Subsidiary to execute and deliver a supplemental indenture to the Indenture, providing for a senior subordinated guarantee of payment of the Notes by such Domestic Restricted Subsidiary no later than 20 business days after the end of the most recently ended fiscal quarter of the Company in which such Domestic Restricted Subsidiary ceased to be an Immaterial Domestic Restricted Subsidiary; provided further, however, that if at any time, Domestic Restricted Subsidiaries that are not Guarantors because they are Immaterial Domestic Restricted Subsidiaries constitute in the aggregate more than 5% of Total Assets as of the end of the most recently ended fiscal quarter of the Company for which financial statements are available or more than 5% of Consolidated EBITDA of the Company for the period of four consecutive fiscal quarters as of the end of the most recently ended fiscal quarter of the Company for which financial statements are available, then the Company shall cause one or more such Domestic Restricted Subsidiaries to become Guarantors (notwithstanding that such Domestic Restricted Subsidiaries are, individually, Immaterial Domestic Restricted Subsidiaries), no later than 20 business days after the end of the most recently ended fiscal quarter in which such requirement was triggered, such that the foregoing condition ceases to be true.

Conduct of Business.

The Indenture provides that the Company will not, and will not permit any of its Restricted Subsidiaries to, engage in any businesses a majority of whose revenues are not derived from businesses that are the same or reasonably similar, ancillary or related to, or a reasonable extension, development or expansion of, the businesses in which the Company and its Restricted Subsidiaries are engaged on the Issue Date (which shall include engineered components businesses not within the aerospace industry).

Reports to Holders.

The Indenture provides that, whether or not required by the rules and regulations of the SEC, so long as any Notes are outstanding, the Company will furnish to the Holders:

(1) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such Forms, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that describes the financial condition and results of operations of the Company and its consolidated Subsidiaries (showing in reasonable detail, either on the face of the financial statements or in the footnotes thereto and in Management’s Discussion and Analysis of Financial Condition and Results of Operations, the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company) and, with respect to the annual information only, a report thereon by the Company’s certified independent accountants and

(2) all current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports, in each case, within the time periods specified in the SEC’s rules and regulations.

In addition, following the consummation of the Registered Exchange Offer, whether or not required by the rules and regulations of the SEC, the Company will file a copy of all such information and reports with the SEC for public availability within the time periods specified in the SEC’s rules and regulations (unless the SEC will not accept such a filing) and make such information available to securities analysts and prospective investors upon request.

For so long as Holdings or another direct or indirect parent company of the Company is a guarantor of the Notes, the Indenture permits the Company to satisfy its obligations under this covenant by furnishing financial information relating to Holdings; provided that the same is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to Holdings, on the one hand, and the information relating to the Company and its Restricted Subsidiaries on a stand-alone basis, on the other hand.

In addition, the Company has agreed that, for so long as any Notes remain outstanding, it will furnish to the Holders and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

Events of Default

The following events are defined in the Indenture as “Events of Default”:

(1) the failure to pay interest on any Notes when the same becomes due and payable if the default continues for a period of 30 days (whether or not such payment shall be prohibited by the subordination provisions of the Indenture);

(2) the failure to pay the principal on any Notes, when such principal becomes due and payable, at maturity, upon redemption or otherwise (including the failure to make a payment to purchase Notes tendered pursuant to a Change of Control Offer or a Net Proceeds Offer on the date specified for such payment in the applicable offer to purchase) (whether or not such payment shall be prohibited by the subordination provisions of the Indenture);

(3) a default in the observance or performance of any other covenant or agreement contained in the Indenture which default continues for a period of 60 days (or 180 days in the case of the covenant described under “—Reports to Holders”) after the Company receives written notice specifying the default (and demanding that such default be remedied) from the Trustee or the Holders of at least 25% of the outstanding principal amount of the Notes (except in the case of a default with respect to the “Merger, Consolidation and Sale of Assets” covenant, which will constitute an Event of Default with such notice requirement but without such passage of time requirement);

(4) the failure to pay at final stated maturity (giving effect to any applicable grace periods and any extensions thereof) the principal amount of any Indebtedness of the Company or any Significant Subsidiary of the Company (other than a Securitization Entity), or the acceleration of the final stated maturity of any such Indebtedness, if the aggregate principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at final maturity or which has been accelerated, aggregates $50 million or more at any time;

(5) one or more judgments in an aggregate amount in excess of $50 million shall have been rendered against the Company or any of its Significant Subsidiaries and such judgments remain undischarged, unpaid or unstayed for a period of 60 days after such judgment or judgments become final and non-appealable; or

(6) certain events of bankruptcy affecting the Company or any of its Significant Subsidiaries.

If an Event of Default (other than an Event of Default specified in clause (6) above with respect to the Company) shall occur and be continuing, the Trustee or the Holders of at least 25% in principal amount of outstanding Notes may declare the principal of, and accrued interest on, all the Notes to be due and payable immediately by notice in writing to the Company and the Trustee specifying the respective Event of Default and that it is a “notice of acceleration” (the “Acceleration Notice”), and the same:

(1) shall become immediately due and payable or

(2) if there are any amounts outstanding under the Credit Facilities, shall become immediately due and payable upon the first to occur of an acceleration under the Credit Facilities and five business days after receipt by the Company and the Representative under the Credit Facilities of such Acceleration Notice but only if such Event of Default is then continuing.

If an Event of Default specified in clause (6) above with respect to the Company occurs and is continuing, then all unpaid principal of, and premium, if any, and accrued and unpaid interest on, all of the outstanding Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

The Indenture provides that, at any time after a declaration of acceleration with respect to the Notes as described in the two preceding paragraphs, the Holders of a majority in principal amount of the Notes may rescind and cancel such declaration and its consequences:

(1) if the rescission would not conflict with any judgment or decree;

(2) if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration;

(3) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid;

(4) if the Company has paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances; and

(5) in the event of the cure or waiver of an Event of Default of the type described in clause (6) of the description above of Events of Default, the Trustee shall have received an officers’ certificate and an opinion of counsel that such Event of Default has been cured or waived.

No such rescission shall affect any subsequent Default or impair any right consequent thereto.

The Holders of a majority in principal amount of the Notes may waive any existing Default or Event of Default under the Indenture, and its consequences, except a default in the payment of the principal of or interest on any Notes.

Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture and under the TIA. Subject to the provisions of the Indenture relating to the duties of the Trustee, the Trustee is under no obligation to exercise any of its rights or powers under the Indenture at the request, order or direction of any of the Holders, unless such Holders have offered to the Trustee indemnity satisfactory to it. Subject to all provisions of the Indenture and applicable law, the Holders of a majority in aggregate principal amount of the then outstanding Notes have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee.

Under the Indenture, the Company is required to provide an officers’ certificate to the Trustee promptly upon any such officer obtaining knowledge of any Default or Event of Default (provided that, such officers shall provide such certification at least annually whether or not they know of any Default or Event of Default) that has occurred and, if applicable, describe such Default or Event of Default and the status thereof.

Legal Defeasance and Covenant Defeasance

The Company may, at its option and at any time, elect to have its obligations discharged with respect to the outstanding Notes (“Legal Defeasance”). Such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes, except for:

(1) the rights of Holders to receive payments in respect of the principal of, premium, if any, and interest on, the Notes when such payments are due;

(2) the Company’s obligations with respect to the Notes concerning issuing temporary notes, registration of Notes, mutilated, destroyed, lost or stolen Notes and the maintenance of an office or agency for payments;

(3) the rights, powers, trust, duties and immunities of the Trustee and the Company’s obligations in connection therewith; and

(4) the Legal Defeasance provisions of the Indenture.

In addition, the Company may, at its option and at any time, elect to have the obligations of the Company released with respect to certain covenants that are described in the Indenture (“Covenant Defeasance”) and thereafter any omission to comply with such obligations shall not constitute a Default or Event of Default with respect to the Notes. In the event Covenant Defeasance occurs, certain events (not including non-payment, bankruptcy, receivership, reorganization and insolvency events) described under “— Events of Default” will no longer constitute an Event of Default with respect to the Notes.

In order to exercise either Legal Defeasance or Covenant Defeasance:

(1) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in U.S. dollars, non-callable U.S. government obligations, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on, the Notes on the stated date for payment thereof or on the applicable redemption date, as the case may be;

(2) in the case of Legal Defeasance, the Company shall have delivered to the Trustee an opinion of counsel in the United States of America reasonably acceptable to the Trustee confirming that:

(a) the Company has received from, or there has been published by the Internal Revenue Service a ruling or

(b) since the date of the Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel shall confirm that, the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

(3) in the case of Covenant Defeasance, the Company shall have delivered to the Trustee an opinion of counsel in the United States of America reasonably acceptable to the Trustee confirming that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

(4) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or an Event of Default resulting from the borrowing of funds to be applied to such deposit and the grant of any Lien securing such borrowing) or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of deposit;

(5) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under the Indenture (other than a Default or an Event of Default resulting from the borrowing of funds to be applied to such deposit and the grant of any Lien securing such borrowing) or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

(6) the Company shall have delivered to the Trustee an officers’ certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others;

(7) the Company shall have delivered to the Trustee an officers’ certificate and an opinion of counsel, each stating that all conditions precedent provided for, or relating to, the Legal Defeasance or the Covenant Defeasance have been complied with;

(8) the Company shall have delivered to the Trustee an opinion of counsel to the effect that:

(a) the trust funds will not be subject to any rights of holders of Senior Debt, including those arising under the Indenture; and

(b) after the 91st day following the deposit, the trust funds will not be subject to the effect of the preference provisions of Section 547 of the United States Federal Bankruptcy Code; and

(9) certain other customary conditions precedent are satisfied.

Notwithstanding the foregoing, the opinion of counsel required by clause (2) above with respect to a Legal Defeasance need not be delivered if all Notes not therefor delivered to the Trustee for cancellation (x) have become due and payable or (y) will become due and payable on the maturity date within one year under arrangements satisfactory to the Trustee for giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

Satisfaction and Discharge

The Indenture will be discharged and will cease to be of further effect (except as to surviving rights or registration of transfer or exchange of the Notes, as expressly provided for in the Indenture) as to all outstanding Notes when

(1) either:

(a) all the Notes theretofore authenticated and delivered (except lost, stolen or destroyed Notes which have been replaced or paid and Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust) have been delivered to the Trustee for cancellation or

(b) all Notes not theretofore delivered to the Trustee for cancellation have (i) become due and payable, pursuant to an optional redemption notice or otherwise or (ii) will become due and payable within one year or are to be called for redemption within one year, and the Company has irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire Indebtedness on the Notes not theretofore delivered to the Trustee for cancellation, for principal of, premium, if any, and interest on, the Notes to the date of deposit together with irrevocable instructions from the Company directing the Trustee to apply such funds to the payment thereof at maturity or redemption, as the case may be; and

(2) the Company has paid all other sums payable under the Indenture by the Company.

The Trustee will acknowledge the satisfaction and discharge of the Indenture if the Company has delivered to the Trustee an officers’ certificate and an opinion of counsel stating that all conditions precedent under the Indenture relating to the satisfaction and discharge of the Indenture have been complied with.

Modification of the Indenture

From time to time, the Company, the Guarantors and the Trustee, without the consent of the Holders, may amend the Indenture to:

(1) cure any ambiguity, defect or inconsistency;

(2) provide for uncertificated notes in addition to or in place of certificated notes or to alter the provisions of the Indenture relating to the form of the Notes (including the related definitions) in a manner that does not materially adversely affect the legal rights of any Holder;

(3) provide for the assumption of the Company’s, Holdings’ or a Guarantor’s obligations to the Holders by a successor to the Company, Holdings or a Guarantor pursuant to the “Merger, Consolidation and Sale of Assets” covenant;

(4) make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the legal rights under the Indenture of any Holder;

(5) comply with requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA;

(6) provide for the issuance of Notes issued after the Issue Date in accordance with the limitations set forth in this Indenture;

(7) allow any Guarantor to execute a supplemental indenture and/or a Guarantee with respect to the Notes; provided that any such supplemental indenture and/or Guarantee need only be executed by the Company, such Guarantor and the Trustee;

(8) provide for the issuance of exchange notes or private exchange notes; or

(9) conform the text of the Indenture, the Guarantees or the Notes to any provision of this “Description of the Notes” to the extent that such provision in this “Description of the Notes” was intended to be a verbatim recitation of a provision of the Indenture, the Guarantees or the Notes.

Other modifications and amendments of the Indenture may be made with the consent of the Holders of a majority in principal amount of the then outstanding Notes issued under the Indenture, except that, without the consent of each Holder affected thereby, no amendment may:

(1) reduce the amount of Notes whose Holders must consent to an amendment;

(2) reduce the rate of or change or have the effect of changing the time for payment of interest, including defaulted interest, on any Notes;

(3) reduce the principal of or change or have the effect of changing the fixed maturity of any Notes, or change the date on which any Notes may be subject to redemption or reduce the redemption price therefor;

(4) make any Notes payable in money other than that stated in the Notes;

(5) make any change in the provisions of the Indenture protecting the right of each Holder to receive payment of principal of and interest on such Note on or after the due date thereof or to bring suit to enforce such payment, or permitting Holders of a majority in principal amount of Notes to waive Defaults or Events of Default;

(6) after the Company’s obligation to purchase Notes arises thereunder, amend, change or modify in any material respect the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control or modify any of the provisions or definitions with respect thereto after a Change of Control has occurred; or

(7) modify or change any provision of the Indenture or the related definitions affecting the subordination or ranking of the Notes in a manner which adversely affects the Holders.

However, no amendment may be made to the subordination provisions of the Indenture that adversely affects the rights of any holder of Senior Debt of the Company, Holdings or a Guarantor then outstanding unless the holders of such Senior Debt (or their Representative) consent to such change.

Governing Law

The Indenture provides that it and the Notes will be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the law of another jurisdiction would be required thereby.

The Trustee

The Indenture provides that, except during the continuance of an Event of Default, the Trustee will perform only such duties as are specifically set forth in the Indenture. During the existence of an Event of Default, the Trustee will exercise such rights and powers vested in it by the Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

The Indenture and the provisions of the TIA contain certain limitations on the rights of the Trustee, should it become a creditor of the Company, to obtain payments of claims in certain cases or to realize on certain property received in respect of any such claim as security or otherwise. Subject to the TIA, the Trustee is permitted to engage in other transactions; provided that if the Trustee acquires any conflicting interest as described in the TIA, it must eliminate such conflict or resign.

No Personal Liability of Officers, Directors, Employees or Stockholders

No director, officer, employee, incorporator or stockholder of Holdings, the Company or any Subsidiary of the Company (other than the Company, Holdings or any Guarantor) will have any liability for any obligations of Holdings, the Company or any Subsidiary of the Company under the Notes, the Indenture or any Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder, by accepting a Note, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes. Such waiver and release may not be effective to waive liabilities under U.S. federal securities laws, and it is the view of the SEC that such a waiver is against public policy.

Certain Definitions

Set forth below is a summary of certain of the defined terms used in the Indenture. Reference is made to the Indenture for the full definition of all such terms, as well as any other terms used herein for which no definition is provided.

“2010 Transactions” means the closing of the Acquisition, offering of the 2018 Notes on December 14, 2010, borrowings made on December 14, 2010 pursuant to the Credit Facilities and the repayment of certain Indebtedness of the Company and Holdings with the proceeds of such borrowings and issuance of the 2018 Notes.

“2018 Notes” means the Company’s 7.75% Senior Subordinated Notes due 2018 issued under the Indenture dated December 14, 2010, among the Company, Holdings and the subsidiary guarantors from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.

“2020 Notes” means the Company’s 5.50% Senior Subordinated Notes due 2020 issued under the Indenture dated October 15, 2012, among the Company, Holdings and the subsidiary guarantors from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.

“Acquired Indebtedness” means Indebtedness of a Person or any of its Subsidiaries existing at the time such Person becomes a Restricted Subsidiary of the Company or at the time it merges or consolidates with or into the Company or any of its Subsidiaries or that is assumed in connection with the acquisition of assets from such Person, including Indebtedness incurred by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Restricted Subsidiary of the Company or such acquisition, merger or consolidation.

“Acquisition” means the acquisition of all the equity interests of McKechnie Aerospace Holdings, Inc., a Delaware corporation, from McKechnie Holdings, LLC, pursuant to a Stock Purchase Agreement, dated as of September 25, 2010, by and among McKechnie Holdings LLC, the Company and TD Group.

“Affiliate” means, with respect to any specified Person, any other Person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative of the foregoing. Notwithstanding the foregoing, no Person (other than the Company or any Subsidiary of the Company) in whom a Securitization Entity makes an Investment in connection with a Qualified Securitization Transaction shall be deemed to be an Affiliate of the Company or any of its Subsidiaries solely by reason of such Investment.

“Asset Acquisition” means (a) an Investment by the Company or any Restricted Subsidiary of the Company in any other Person pursuant to which such Person shall become a Restricted Subsidiary of the Company, or shall be merged with or into the Company or any Restricted Subsidiary of the Company or (b) the acquisition by the Company or any Restricted Subsidiary of the Company of the assets of any Person (other than a Restricted Subsidiary of the Company) other than in the ordinary course of business.

“Asset Sale” means any direct or indirect sale, issuance, conveyance, transfer, lease (other than operating leases entered into in the ordinary course of business), assignment or other transfer for value by the Company or any of its Restricted Subsidiaries (including any Sale and Leaseback Transaction) to any Person other than the Company or a Restricted Subsidiary of the Company of:

(1) any Capital Stock of any Restricted Subsidiary of the Company, or

(2) any other property or assets of the Company or any Restricted Subsidiary of the Company other than in the ordinary course of business; provided, however, that Asset Sales or other dispositions shall not include:

(a) a transaction or series of related transactions for which the Company or its Restricted Subsidiaries receive aggregate consideration of less than $10.0 million;

(b) the sale, lease, conveyance, disposition or other transfer of all or substantially all of the assets of the Company as permitted under “—Certain Covenants—Merger, Consolidation and Sale of Assets” or any disposition that constitutes a Change of Control;

(c) the sale or discount, in each case without recourse, of accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof;

(d) disposals or replacements of obsolete equipment in the ordinary course of business;

(e) the sale, lease, conveyance, disposition or other transfer by the Company or any Restricted Subsidiary of assets or property to one or more Restricted Subsidiaries in connection with Investments permitted under the “Limitation on Restricted Payments” covenant or pursuant to any Permitted Investment;

(f) sales of accounts receivable, equipment and related assets (including contract rights) of the type specified in the definition of “Qualified Securitization Transaction” to a Securitization Entity for the fair market value thereof, including cash in an amount at least equal to 75% of the fair market value thereof as determined in accordance with GAAP (for the purposes of this clause (f), Purchase Money Notes shall be deemed to be cash);

(g) dispositions of cash or Cash Equivalents; and

(h) the creation of a Lien (but not the sale or other disposition of the property subject to such Lien).

“Bank Indebtedness” means all Obligations pursuant to the Credit Facilities.

“Board of Directors” means:

(1) with respect to a corporation, the board of directors of the corporation;

(2) with respect to a partnership, the board of directors of the general partner of the partnership; and

(3) with respect to any other Person, the board or committee of such Person serving a similar function.

“Board Resolution” means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification.

“Capital Stock” means:

(1) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of Common Stock and Preferred Stock, of such Person and

(2) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

“Capitalized Lease Obligations” means, as to any Person, the obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP.

“Cash Equivalents” means:

(1) marketable direct obligations issued by or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition thereof;

(2) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the three highest ratings obtainable from either S&P or Moody’s;

(3) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s;

(4) certificates of deposit or bankers’ acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any U.S. branch of a foreign bank or by a bank organized under the laws of any foreign country recognized by the United States of America, in each case having at the date of acquisition thereof combined capital and surplus of not less than $250.0 million (or the foreign currency equivalent thereof);

(5) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (1) above entered into with any bank meeting the qualifications specified in clause(4) above; and

(6) investments in money market funds which invest substantially all their assets in securities of the types described in clauses (1) through (5) above.

“Change of Control” means the occurrence of one or more of the following events:

(1) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or Holdings to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a “Group”), other than to the Company (in the case of the assets of Holdings);

(2) the approval by the holders of Capital Stock of the Company of any plan or proposal for the liquidation or dissolution of the Company (whether or not otherwise in compliance with the provisions of the Indenture);

(3) any Person or Group shall become the beneficial owner, directly or indirectly, of shares representing more than 50% of the total ordinary voting power represented by the issued and outstanding Capital Stock of the Company or Holdings; or

(4) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any directors whose election by the Board of Directors or whose nomination for election by the equityholders of the Company was approved by a vote of a majority of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Company’s board of directors then in office.

“Common Stock” of any Person means any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of such Person’s common stock, whether outstanding on the Issue Date or issued after the Issue Date, and includes all series and classes of such common stock.

“Consolidated EBITDA” means, with respect to any Person, for any period, the sum (without duplication) of such Person’s:

(1) Consolidated Net Income; and

(2) to the extent Consolidated Net Income has been reduced thereby:

(a) all income taxes and foreign withholding taxes and taxes based on capital and commercial activity (or similar taxes) of such Person and its Restricted Subsidiaries paid or accrued in accordance with GAAP for such period;

(b) Consolidated Interest Expense;

(c) Consolidated Non-cash Charges less any non-cash items increasing Consolidated Net Income for such period (other than normal accruals in the ordinary course of business), all as determined on a consolidated basis for such Person and its Restricted Subsidiaries in accordance with GAAP;

(d) restructuring costs, facilities relocation costs and acquisition integration costs and fees, including cash severance payments made in connection with acquisitions;

(e) any expenses or charges related to any Equity Offering, Permitted Investment, acquisition, disposition, recapitalization or the incurrence of Indebtedness permitted to be incurred by the Indenture, including a refinancing thereof (whether or not successful) and any amendment or modification to the terms of any such transactions, including such fees, expenses or charges related to the 2010 Transactions;

(f) any write-offs, write-downs or other non-cash charges, excluding any such charge that represents an accrual or reserve for a cash expenditure for a future period and the write-off or write-down of current assets;

(g) the amount of any expense related to minority interests;

(h) [intentionally omitted];

(i) the amount of any earn out payments or deferred purchase price in conjunction with acquisitions;

(j) any costs or expenses incurred by the Company or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or stockholders agreement, to the extent that such costs or expenses are funded with cash proceeds contributed to the capital of the Company or net cash proceeds of issuance of Qualified Capital Stock of the Company (other than Disqualified Stock that is Preferred Stock); and

(k) any Dividend Equivalent Payments; and

(3) decreased by (without duplication) non-cash gains increasing Consolidated Net Income of such Person for such period, excluding any gains that represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period (other than such cash charges that have been added back to Consolidated Net Income in calculating Consolidated EBITDA in accordance with this definition).

“Consolidated Fixed Charge Coverage Ratio” means, with respect to any Person, the ratio of Consolidated EBITDA of such Person during the four full fiscal quarters (the “Four-Quarter Period”) ending prior to the date of the transaction giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio for which internal financial statements are available (the “Transaction Date”) to Consolidated Fixed Charges of such Person for the Four-Quarter Period. In addition to, and without limitation of, the foregoing, for purposes of this definition, “Consolidated EBITDA” and “Consolidated Fixed Charges” shall be calculated after giving effect on a pro forma basis for the period of such calculation to:

(1) the incurrence or repayment of any Indebtedness or the issuance of any Designated Preferred Stock of such Person or any of its Restricted Subsidiaries (and the application of the proceeds thereof) giving rise to the need to make such calculation and any incurrence or repayment of other Indebtedness or the issuance or redemption of other Preferred Stock (and the application of the proceeds thereof), other than the incurrence or repayment of Indebtedness in the ordinary course of business for working capital purposes pursuant to revolving credit facilities, occurring during the Four-Quarter Period or at any time subsequent to the last day of the Four-Quarter Period and on or prior to the Transaction Date, as if such incurrence or repayment or issuance or redemption, as the case may be (and the application of the proceeds thereof), had occurred on the first day of the Four-Quarter Period; and

(2) any Asset Sales or other dispositions or Asset Acquisitions (including any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Restricted Subsidiaries (including any Person who becomes a Restricted Subsidiary as a result of the Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Indebtedness and also including any Consolidated EBITDA attributable to the assets which are the subject of the Asset Acquisition or Asset Sale or other disposition and without regard to clause (6) of the definition of Consolidated Net Income), investments, mergers, consolidations and disposed operations (as determined in accordance with GAAP) occurring during the Four-Quarter Period or at any time subsequent to the last day of the Four-Quarter Period and on or prior to the Transaction Date, as if such Asset Sale or other disposition or Asset Acquisition (including the incurrence or assumption of any such Acquired Indebtedness), investment, merger, consolidation or disposed operation occurred on the first day of the Four-Quarter Period. If such Person or any of its Restricted Subsidiaries directly or indirectly guarantees Indebtedness of a third Person, the preceding sentence shall give effect to the incurrence of such guaranteed Indebtedness as if such Person or any Restricted Subsidiary of such Person had directly incurred or otherwise assumed such other Indebtedness that was so guaranteed.

Furthermore, in calculating “Consolidated Fixed Charges” for purposes of determining the denominator (but not the numerator) of this “Consolidated Fixed Charge Coverage Ratio”:

(1) interest on outstanding Indebtedness determined on a fluctuating basis as of the Transaction Date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the Transaction Date; and

(2) notwithstanding clause (1) of this paragraph, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Swap Obligations, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements.

For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible financial or accounting officer of the Company. In addition, any such pro forma calculation may include adjustments appropriate, in the reasonable determination of the Company, to reflect operating expense reductions reasonably expected to result from any acquisition or merger.

“Consolidated Fixed Charges” means, with respect to any Person for any period, the sum of, without duplication:

(1) Consolidated Interest Expense; plus

(2) the product of (x) the amount of all cash dividend payments on any series of Preferred Stock of such Person times (y) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated Federal, state and local income tax rate of such Person, expressed as a decimal (as estimated in good faith by the chief financial officer of the Company, which estimate shall be conclusive); plus

(3) the product of (x) the amount of all dividend payments on any series of Permitted Subsidiary Preferred Stock times (y) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated Federal, state and local income tax rate of such Person, expressed as a decimal (as estimated in good faith by the chief financial officer of the Company, which estimate shall be conclusive); provided that with respect to any series of Preferred Stock that did not pay cash dividends during such period but that is eligible to pay dividends during any period prior to the maturity date of the Notes, cash dividends shall be deemed to have been paid with respect to such series of Preferred Stock during such period for purposes of this clause (3).

“Consolidated Interest Expense” means, with respect to any Person for any period, the sum of, without duplication:

(1) the aggregate of all cash and non-cash interest expense (net of interest income) with respect to all outstanding Indebtedness of such Person and its Restricted Subsidiaries, including the net costs associated with Interest Swap Obligations, for such period determined on a consolidated basis in conformity with GAAP, but excluding (i) amortization or write-off of debt issuance costs, deferred financing fees, commissions, fees and expenses, (ii) any expensing of bridge, commitment and other financing fees, (iii) commissions, discounts, yield and other fees and charges (including any interest expense) related to any Qualified Securitization Transaction and (iv) any prepayment fee or premium paid in connection with the refinancing or repayment of any Indebtedness;

(2) the consolidated interest expense of such Person and its Restricted Subsidiaries that was capitalized during such period; and

(3) the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person and its Restricted Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP.

“Consolidated Net Income” means, for any period, the aggregate net income (or loss) of the Company and its Restricted Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP and without any deduction in respect of Preferred Stock dividends; provided that there shall be excluded therefrom to the extent otherwise included, without duplication:

(1) gains and losses from Assets Sales (without regard to the $10.0 million limitation set forth in the definition thereof) and the related tax effects according to GAAP;

(2) gains and losses due solely to fluctuations in currency values and the related tax effects according to GAAP;

(3) all extraordinary, unusual or non-recurring charges, gains and losses (including all restructuring costs, facilities relocation costs, acquisition integration costs and fees, including cash severance payments made in connection with acquisitions, and any expense or charge related to the repurchase of Capital Stock or warrants or options to purchase Capital Stock), and the related tax effects according to GAAP;

(4) the net income (or loss) from disposed or discontinued operations or any net gains or losses on disposal of disposed or discontinued operations, and the related tax effects according to GAAP;

(5) any impairment charge or asset write-off (other than the write-off or write-down of current assets), in each case pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP;

(6) the net income (or loss) of any Person acquired in a pooling of interests transaction accrued prior to the date it becomes a Restricted Subsidiary of the Company or is merged or consolidated with or into the Company or any Restricted Subsidiary of the Company;

(7) solely for the purpose of determining the amount available for Restricted Payments under clause (ii) of the first paragraph of “Limitation on Restricted Payments,” the net income (but not loss) of any Restricted Subsidiary of the Company (other than a Guarantor) to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of the Company of that income is not at the date of determination wholly permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that Restricted Subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or similar distributions has been legally waived; provided that Consolidated Net Income of the Company will be increased by the amount of dividends or other distributions or other payments actually paid in cash (or to the extent converted into cash) to the Company or a Restricted Subsidiary thereof in respect of such period, to the extent not already included therein;

(8) the net loss of any Person, other than a Restricted Subsidiary of the Company;

(9) the net income of any Person, other than a Restricted Subsidiary of the Company, except to the extent of cash dividends or distributions paid to the Company or a Restricted Subsidiary of the Company by such Person;

(10) in the case of a successor to the referent Person by consolidation or merger or as a transferee of the referent Person’s assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets;

(11) any non-cash compensation charges and deferred compensation charges, including any arising from existing stock options resulting from any merger or recapitalization transaction; provided, however, that Consolidated Net Income for any period shall be reduced by any cash payments made during such period by such Person in connection with any such deferred compensation, whether or not such reduction is in accordance with GAAP; and

(12) inventory and backlog purchase accounting adjustments and amortization and impairment charges resulting from other purchase accounting adjustments with respect to acquisition transactions.

For purposes of clause (ii)(v) of the first paragraph of the “Limitation on Restricted Payments” covenant, Consolidated Net Income shall be reduced by any cash dividends paid with respect to any series of Designated Preferred Stock.

“Consolidated Non-cash Charges” means, with respect to any Person, for any period, the aggregate depreciation, amortization and other non-cash charges, impairments and expenses of such Person and its Restricted Subsidiaries reducing Consolidated Net Income of such Person and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP (excluding any such charges that require an accrual of or a reserve for cash payments for any future period other than accruals or reserves associated with mandatory repurchases of equity securities). For clarification purposes, purchase accounting adjustments with respect to inventory will be included in Consolidated Non-cash Charges.

“Credit Facilities” means the amended and restated agreement dated as of February 28, 2013 among the Company, TD Group, the lenders party thereto in their capacities as lenders thereunder, Credit Suisse AG, as administrative agent and collateral agent, Credit Suisse Securities (USA) LLC, as joint lead arranger and joint bookrunner, UBS Securities LLC, Morgan Stanley Senior Funding, Inc. and Citigroup Global Markets Inc., as joint lead arrangers, joint bookrunners and co-syndication agents, Barclays Bank PLC and RBC Capital Markets, as joint lead arrangers, joint bookrunners and co-documentation agents, and PNC Capital Markets LLC, as co-documentation agent, and any other agent party thereto, and any amendments, supplements, modifications, extensions, replacements, renewals, restatements, refundings or refinancings thereof and any indentures or credit facilities or commercial paper facilities with banks or other institutional lenders or investors that extend, replace, refund, refinance, renew or defease any part of the loans, notes, other credit facilities or commitments thereunder, including any such replacement, refunding or refinancing facility or indenture that increases the amount borrowable thereunder or alters the maturity thereof (provided that such increase in borrowings is permitted under the covenant “Limitation on Incurrence of Additional Indebtedness”).

“Currency Agreement” means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any Restricted Subsidiary of the Company against fluctuations in currency values.

“Default” means an event or condition the occurrence of which is, or with the lapse of time or the giving of notice or both would be, an Event of Default.

“Designated Non-cash Consideration” means any non-cash consideration received by the Company or one of its Restricted Subsidiaries in connection with an Asset Sale (including any Asset Sale occurring after the Issue Date and prior to the Issue Date) that is designated as Designated Non-cash Consideration pursuant to an officers’ certificate executed by the principal executive officer and the principal financial officer of the Company or such Restricted Subsidiary at the time of such Asset Sale. Any particular item of Designated Non-cash Consideration will cease to be considered to be outstanding once it has been sold for cash or Cash Equivalents.

“Designated Preferred Stock” means Preferred Stock that is so designated as Designated Preferred Stock pursuant to an officers’ certificate executed by the principal executive officer and the principal financial officer of the Company, on the issuance date thereof, the cash proceeds of which are excluded from the calculation set forth in clause (ii)(w) of the first paragraph of the “Limitation on Restricted Payments” covenant.

“Designated Senior Debt” means

(1) Indebtedness under the Credit Facilities; and

(2) any other Indebtedness constituting Senior Debt which, at the time of determination, has an aggregate principal amount of at least $25.0 million and is specifically designated in the instrument evidencing such

Senior Debt as “Designated Senior Debt,” including “Designated Senior Debt” for purposes of the 2018 Notes and the 2020 Notes, by the Company.

“Disqualified Capital Stock” means, with respect to any Person, any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event:

(1) matures or is mandatorily redeemable (other than redeemable only for Capital Stock of such Person which is not itself Disqualified Capital Stock) pursuant to a sinking fund obligation or otherwise;

(2) is convertible or exchangeable at the option of the holder for Indebtedness or Disqualified Capital Stock; or

(3) is mandatorily redeemable or must be purchased upon the occurrence of certain events or otherwise, in whole or in part;

in each case on or prior to the final maturity date of the Notes; provided, however, that any Capital Stock that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof the right to require such Person to purchase or redeem such Capital Stock upon the occurrence of an “asset sale” or “change of control” occurring prior to the final maturity date of the Notes shall not constitute Disqualified Capital Stock if:

(1) the “asset sale” or “change of control” provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the terms applicable to the Notes and described under the “Limitation on Asset Sales” covenant and “—Change of Control”; and

(2) any such requirement only becomes operative after compliance with such terms applicable to the Notes, including the purchase of any Notes tendered pursuant thereto.

The amount of any Disqualified Capital Stock that does not have a fixed redemption, repayment or repurchase price will be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were redeemed, repaid or repurchased on any date on which the amount of such Disqualified Capital Stock is to be determined pursuant to the Indenture; provided, however, that if such Disqualified Capital Stock could not be required to be redeemed, repaid or repurchased at the time of such determination, the redemption, repayment or repurchase price will be the book value of such Disqualified Capital Stock as reflected in the most recent internal financial statements of such Person.

“Dividend Equivalent Payment” means a payment in cash or Cash Equivalents to any director, officer or employee of Holdings or any of its Subsidiaries that is a holder of unexercised warrants, options or other rights to acquire Qualified Capital Stock (other than Qualified Capital Stock that is Preferred Stock) of Holdings, which payment represents a dividend or distribution by Holdings that such holder would have received had such holder’s warrants, options or other rights to acquire been exercised on the date of such dividend or distribution.

“Domestic Restricted Subsidiary” means any direct or indirect Restricted Subsidiary of the Company that is incorporated under the laws of the United States of America, any State thereof or the District of Columbia.

“Equity Offering” means any issuance of Qualified Capital Stock of Holdings or the Company; provided that, in the event such equity issuance is not in the form of a public offering registered under the Securities Act, the proceeds received by the Company directly or indirectly from such offering are not less than $10.0 million.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto.

“Excluded Contribution” means net cash proceeds, Marketable Securities or Qualified Proceeds received by the Company after December 14, 2010 from:

(1) contributions to its common equity capital, and

(2) the sale (other than to a Subsidiary of the Company or to any management equity plan or stock option plan or any other management or employee benefit plan or agreement of the Company) of Capital Stock (other than Disqualified Stock and Designated Preferred Stock) of the Company,

in each case designated as Excluded Contributions pursuant to an officers’ certificate executed by an executive vice president and the principal financial officer of the Company on the date such capital contributions are made or the date such Capital Stock is sold, as the case may be, which are excluded from the calculation set forth in clause (ii) of the first paragraph under “—Certain Covenants—Limitation on Restricted Payments.”

“fair market value” means, with respect to any asset or property, the price which could be negotiated in an arm’s-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair market value shall be determined by the Board of Directors of the Company acting reasonably and in good faith.

“Final Offering Memorandum” means the final version of the Offering Memorandum relating to the offering of the Notes dated June 25, 2013.

“Foreign Restricted Subsidiary” means any Restricted Subsidiary of the Company that is not a Domestic Restricted Subsidiary.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States of America, as in effect as of December 14, 2010.

“Guarantee” means:

(1) the guarantee of the Notes by Holdings and the Domestic Restricted Subsidiaries of the Company in accordance with the terms of the Indenture; and

(2) the guarantee of the Notes by any Restricted Subsidiary required under the terms of the “Future Guarantees by Restricted Subsidiaries” covenant.

“Guarantor” means any Restricted Subsidiary that incurs a Guarantee; provided that upon the release and discharge of any such Restricted Subsidiary from its Guarantee in accordance with the Indenture, such Restricted Subsidiary shall cease to be a Guarantor.

“Hedging Agreement” means any agreement with respect to the hedging of price risk associated with the purchase of commodities used in the business of the Company and its Restricted Subsidiaries, so long as any such agreement has been entered into in the ordinary course of business and not for purposes of speculation.

“Holdings” means TransDigm Group Incorporated, a Delaware corporation.

“Immaterial Domestic Restricted Subsidiary” means, at any date of determination, any Restricted Subsidiary of the Company that (i) contributed 2.5% or less of Consolidated EBITDA of the Company for the period of four fiscal quarters most recently ended more than forty-five (45) days prior to the date of determination and (ii) had consolidated assets representing 2.5% or less of Total Assets on the last day of the most recent fiscal quarter ended more than forty-five (45) days prior to the date of determination.

“Indebtedness” means, with respect to any Person, without duplication:

(1) all Obligations of such Person for borrowed money;

(2) all Obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

(3) all Capitalized Lease Obligations of such Person;

(4) all Obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all Obligations under any title retention agreement (but excluding trade accounts payable and other accrued liabilities arising in the ordinary course of business);

(5) all Obligations for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction;

(6) guarantees and other contingent obligations in respect of Indebtedness referred to in clauses (1) through (5) above and clause (8) below;

(7) all Obligations of any other Person of the type referred to in clauses (1) through (6) which are secured by any Lien on any property or asset of such Person, the amount of such Obligation being deemed to be the lesser of the fair market value of such property or asset and the amount of the Obligation so secured;

(8) all Obligations under Currency Agreements and interest swap agreements of such Person; and

(9) all Disqualified Capital Stock issued by such Person with the amount of Indebtedness represented by such Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, but excluding accrued dividends, if any.

Notwithstanding the foregoing, in connection with the purchase by the Company or any Restricted Subsidiary of any business, the term “Indebtedness” will exclude post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid within 60 days thereafter. For clarification purposes, the liability of the Company or any Restricted Subsidiary to make periodic payments to licensors in consideration for the license of patents and technical information under license agreements in existence on the Issue Date and any amount payable in respect of a settlement of disputes with respect to such payments thereunder shall not constitute Indebtedness.

For purposes hereof, the “maximum fixed repurchase price” of any Disqualified Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to the Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock, such fair market value shall be determined reasonably and in good faith by the Board of Directors of the issuer of such Disqualified Capital Stock. For the purposes of calculating the amount of Indebtedness of a Securitization Entity outstanding as of any date, the face or notional amount of any interest in receivables or equipment that is outstanding as of such date shall be deemed to be Indebtedness but any such interests held by Affiliates of such Securitization Entity shall be excluded for purposes of such calculation.

For the purposes hereof, the amount of any Indebtedness described in clause (8) of the first paragraph of this definition in the net amount payable (after giving effect to permitted set off) if such Currency Agreements or interest swap agreements are terminated at that time due to a default of such Person.

“Interest Swap Obligations” means the obligations of any Person pursuant to any arrangement with any other Person, whereby directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such other Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include interest rate swaps, caps, floors, collars and similar agreements.

“Investment” means, with respect to any Person, any direct or indirect loan or other extension of credit (including a guarantee) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any Person. “Investment” shall exclude extensions of trade credit by the Company and its Restricted Subsidiaries in accordance with normal trade practices of the Company or such Restricted Subsidiary, as the case may be. Except as otherwise provided herein, the amount of an Investment shall be its fair market value at the time the Investment is made and without giving effect to subsequent changes in its fair market value.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by any other Rating Agency.

“Issue Date” means July 1, 2013.

“Lien” means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

“Marketable Securities” means publicly traded debt or equity securities that are listed for trading on a national securities exchange and that were issued by a corporation whose debt securities are rated in one of the three highest rating categories by either S&P or Moody’s.

“Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.

“Net Cash Proceeds” means, with respect to any Asset Sale, the proceeds in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (other than the portion of any such deferred payment constituting interest) received by the Company or any of its Restricted Subsidiaries from such Asset Sale net of:

(1) reasonable out-of-pocket expenses and fees relating to such Asset Sale (including legal, accounting and investment banking fees and sales commissions and title and recording tax expenses);

(2) all Federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP, as a consequence of such Asset Sale;

(3) appropriate amounts to be provided by the Company or any Restricted Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after such Asset Sale, including pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale;

(4) all distributions and other payments required to be made to minority interest holders in Restricted Subsidiaries as a result of such Asset Sale; and

(5) all payments made on any Indebtedness which is secured by any assets subject to such Asset Sale, in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Sale, or by applicable law, be repaid out of the proceeds from such Asset Sale.

“Obligations” means all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

“Permitted Business” means any business (including stock or assets) that derives a majority of its revenues from the business engaged in by the Company and its Restricted Subsidiaries on the Issue Date and/or activities that are reasonably similar, ancillary or related to, or are a reasonable extension, development or expansion of, the businesses in which the Company and its Restricted Subsidiaries are engaged on the Issue Date.

“Permitted Indebtedness” means, without duplication, each of the following:

(1) Indebtedness under the Notes (other than any Additional Notes);

(2) Indebtedness of the Company or any of its Restricted Subsidiaries incurred pursuant to the Credit Facilities in an aggregate principal amount at any time outstanding not to exceed $2,900.0 million less:

(a) the aggregate amount of Indebtedness of Securitization Entities at the time outstanding,

(b) the amount of all mandatory principal payments actually made by the Company or any such Restricted Subsidiary since the Issue Date with the Net Cash Proceeds of an Asset Sale in respect of term loans under a credit facility (excluding any such payments to the extent refinanced at the time of payment), and

(c) any repayments of revolving credit borrowings under the Credit Facilities with the Net Cash Proceeds of an Asset Sale that are accompanied by a corresponding commitment reduction thereunder; provided that the amount of Indebtedness permitted to be incurred pursuant to the Credit Facilities in accordance with this clause (2) shall be in addition to any Indebtedness permitted to be incurred pursuant to a credit facility in reliance on, and in accordance with, clauses (7), (13), (14) and (15) below;

(3) other indebtedness of the Company and its Restricted Subsidiaries outstanding on the Issue Date (including the 2018 Notes and the 2020 Notes) reduced by the amount of any scheduled amortization payments or mandatory prepayments when actually paid or permanent reductions thereon;

(4) Interest Swap Obligations of the Company or any of its Restricted Subsidiaries covering Indebtedness of the Company or any of its Restricted Subsidiaries; provided that any Indebtedness to which any such Interest Swap Obligations correspond is otherwise permitted to be incurred under the Indenture; provided further that such Interest Swap Obligations are entered into, in the judgment of the Company, to protect the Company or any of its Restricted Subsidiaries from fluctuation in interest rates on its outstanding Indebtedness;

(5) Indebtedness of the Company or any Restricted Subsidiary under Hedging Agreements and Currency Agreements;

(6) the incurrence by the Company or any of its Restricted Subsidiaries of intercompany Indebtedness between or among the Company and any such Restricted Subsidiaries; provided, however, that:

(a) if the Company is the obligor on such Indebtedness and the payee is a Restricted Subsidiary that is not a Guarantor, such Indebtedness is expressly subordinated to the prior payment in full in cash of all Obligations with respect to the Notes, and

(b)(1) any subsequent issuance or transfer of Capital Stock that results in any such Indebtedness being held by a Person other than the Company or a Restricted Subsidiary thereof and (2) any sale or other transfer of any such Indebtedness to a Person that is not either the Company or a Restricted Subsidiary thereof (other than by way of granting a Lien permitted under the Indenture or in connection with the exercise of remedies by a secured creditor) shall be deemed, in each case, to constitute an incurrence of such Indebtedness by the Company or such Restricted Subsidiary, as the case may be, that was not permitted by this clause (6);

(7) Indebtedness (including Capitalized Lease Obligations) incurred by the Company or any of its Restricted Subsidiaries to finance the purchase, lease or improvement of property (real or personal) or equipment (whether through the direct purchase of assets or the Capital Stock of any person owning such assets) in an aggregate principal amount outstanding not to exceed $75.0 million;

(8) Refinancing Indebtedness (other than Refinancing Indebtedness with respect to Indebtedness incurred pursuant to clause (2) of this definition);

(9) guarantees by the Company and its Restricted Subsidiaries of each other’s Indebtedness; provided that such Indebtedness is permitted to be incurred under the Indenture; provided further that in the event such Indebtedness (other than Acquired Indebtedness) is incurred pursuant to the Consolidated Fixed Charge Coverage Ratio, such guarantees are by the Company or a Guarantor only;

(10) Indebtedness arising from agreements of the Company or a Restricted Subsidiary of the Company providing for indemnification, adjustment of purchase price, earn out or other similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or a Restricted Subsidiary of the Company, other than guarantees of Indebtedness, incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition; provided that the maximum assumable liability in respect of all such Indebtedness shall at no time exceed the gross proceeds actually received by the Company and its Restricted Subsidiaries in connection with such disposition;

(11) obligations in respect of performance and surety bonds and completion guarantees provided by the Company or any Restricted Subsidiary of the Company in the ordinary course of business;

(12) the incurrence by a Securitization Entity of Indebtedness in a Qualified Securitization Transaction that is non-recourse to the Company or any Subsidiary of the Company (except for Standard Securitization Undertakings);

(13) Indebtedness incurred by the Company or any of the Guarantors in connection with the acquisition of a Permitted Business; provided that on the date of the incurrence of such Indebtedness, after giving effect to the incurrence thereof and the use of proceeds therefrom, either

(a) the Company would be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Consolidated Fixed Charge Coverage Ratio or

(b) the Consolidated Fixed Charge Coverage Ratio of the Company would be greater than the Consolidated Fixed Charge Coverage Ratio of the Company immediately prior to the incurrence of such Indebtedness;

(14) additional Indebtedness of the Company and the Guarantors (which amount may, but need not, be incurred in whole or in part under a credit facility) (it being understood that any Indebtedness incurred pursuant to this clause (14) shall cease to be deemed incurred or outstanding for purposes of this clause (14) but shall be deemed incurred pursuant to the covenant entitled “Limitation on Incurrence of Additional Indebtedness” from and after the first date on which the Company or such Restricted Subsidiary could have incurred such Indebtedness pursuant to the covenant entitled “Limitation on Incurrence of Additional

Indebtedness” without reliance on this clause (14), subject to further redivision and reclassification pursuant to the final paragraph of this definition) in an aggregate principal amount that does not exceed $125.0 million at any one time outstanding;

(15) additional Indebtedness of the Foreign Restricted Subsidiaries in an aggregate principal amount which (when combined with the liquidation value of all series of outstanding Permitted Subsidiary Preferred Stock) does not exceed $50.0 million at any one time outstanding (which amount may, but need not, be incurred in whole or in part under a credit facility) (it being understood that any Indebtedness incurred pursuant to this clause (15) shall cease to be deemed incurred or outstanding for purposes of this clause (15) but shall be deemed incurred pursuant to the covenant entitled “Limitation on Incurrence of Additional Indebtedness” from and after the first date on which the Company or such Restricted Subsidiary could have incurred such Indebtedness pursuant to the covenant entitled “Limitation on Incurrence of Additional Indebtedness” without reliance on this clause (15), subject to further redivision and reclassification pursuant to the final paragraph of this definition);

(16) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five business days of incurrence; and

(17) Indebtedness of the Company or any of its Restricted Subsidiaries represented by letters of credit for the account of the Company or such Restricted Subsidiary, as the case may be, issued in the ordinary course of business of the Company or such Restricted Subsidiary, including in order to provide security for workers’ compensation claims or payment obligations in connection with self-insurance or similar requirements in the ordinary course of business and other Indebtedness with respect to workers’ compensation claims, self-insurance obligations, performance, surety and similar bonds and completion guarantees provided by the Company or any Restricted Subsidiary of the Company in the ordinary course of business.

For purposes of determining compliance with the “Limitation on Incurrence of Additional Indebtedness” covenant, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Permitted Indebtedness described in clauses (1) through (17) above or is entitled to be incurred pursuant to the Consolidated Fixed Charge Coverage Ratio provisions of such covenant, the Company shall, in its sole discretion, divide and classify (or later redivide and reclassify) such item of Indebtedness in any manner that complies with such covenant. Accrual of interest, accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, and the payment of dividends on Disqualified Capital Stock in the form of additional shares of the same class of Disqualified Capital Stock will not be deemed to be an incurrence of Indebtedness or an issuance of Disqualified Capital Stock for purposes of the “Limitation on Incurrence of Additional Indebtedness” covenant. For the avoidance of doubt, all debt incurred on the Issue Date under the additional incremental term loan due 2020 shall be deemed issued pursuant to the Consolidated Fixed Charge Coverage Ratio provisions of the “Limitation on Incurrence of Additional Indebtedness” covenant.

“Permitted Investments” means:

(1) Investments by the Company or any Restricted Subsidiary of the Company in the Company or any Restricted Subsidiary of the Company (other than a Restricted Subsidiary of the Company in which an Affiliate of the Company that is not a Restricted Subsidiary of the Company holds a minority interest) (whether existing on the Issue Date or created thereafter) or any other Person (including by means of any transfer of cash or other property) if as a result of such Investment such other Person shall become a Restricted Subsidiary of the Company (other than a Restricted Subsidiary of the Company in which an Affiliate of the Company that is not a Restricted Subsidiary of the Company holds a minority interest) or that will merge with or consolidate into the Company or a Restricted Subsidiary of the Company and Investments in the Company by the Company or any Restricted Subsidiary of the Company;

(2) Investments in cash and Cash Equivalents;

(3) Investments in property and other assets owned or used by the Company or any Restricted Subsidiary in the ordinary course of business;

(4) loans and advances (including payroll, travel and similar advances) to employees and officers of the Company and its Restricted Subsidiaries for bona fide business purposes incurred in the ordinary course of business or consistent with past practice or to fund such Person’s purchase of Capital Stock of the Company or any direct or indirect parent of the Company pursuant to compensatory plans approved by the Board of Directors in good faith;

(5) Currency Agreements, Hedging Agreements and Interest Swap Obligations entered into in the ordinary course of business and otherwise in compliance with the Indenture;

(6) Investments in securities of trade creditors or customers received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers or in good faith settlement of delinquent obligations of such trade creditors or customers;

(7) Investments made by the Company or its Restricted Subsidiaries as a result of consideration received in connection with an Asset Sale made in compliance with the “Limitation on Asset Sales” covenant;

(8) Investments required pursuant to any agreement or obligation of the Company or a Restricted Subsidiary, in effect on the Issue Date, to make such Investments;

(9) Investments existing on the Issue Date;

(10) accounts receivable created or acquired and advances to suppliers created or incurred in the ordinary course of business;

(11) guarantees by the Company or a Restricted Subsidiary of the Company permitted to be incurred under the Indenture;

(12) additional Investments having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (12) that are at that time outstanding, not to exceed the greater of (A) $150.0 million and (B) 4% of the Company’s Total Assets;

(13) any Investment by the Company or a Subsidiary of the Company in a Securitization Entity or any Investment by a Securitization Entity in any other Person in connection with a Qualified Securitization Transaction; provided that any Investment in a Securitization Entity is in the form of a Purchase Money Note or an equity interest;

(14) Investments the payment for which consists exclusively of Qualified Capital Stock of the Company;

(15) guarantees by the Company or any Restricted Subsidiary of Indebtedness of the Company or a Restricted Subsidiary of Indebtedness permitted by the covenant described under “—Limitation on Incurrence of Additional Indebtedness”; and

(16) any Investment in any Person to the extent it consists of prepaid expenses, negotiable instruments held for collection and lease, utility and workers’ compensation, performance and other similar deposits made in the ordinary course of business.

“Permitted Subsidiary Preferred Stock” means any series of Preferred Stock of a Foreign Restricted Subsidiary that constitutes Qualified Capital Stock, the liquidation value of all series of which, when combined with the aggregate amount of outstanding Indebtedness of the Foreign Restricted Subsidiaries incurred pursuant to clause (15) of the definition of Permitted Indebtedness, does not exceed $5.0 million.

“Person” means an individual, partnership, corporation, limited liability company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

“Preferred Stock” of any Person means any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation.

“Productive Assets” means assets (including Capital Stock) that are used or usable by the Company and its Restricted Subsidiaries in Permitted Businesses.

“Purchase Money Note” means a promissory note of a Securitization Entity evidencing a line of credit, which may be irrevocable, from the Company or any Subsidiary of the Company in connection with a Qualified Securitization Transaction to a Securitization Entity, which note shall be repaid from cash available to the Securitization Entity other than amounts required to be established as reserves pursuant to agreements, amounts paid to investors in respect of interest and principal and amounts paid in connection with the purchase of newly generated receivables or newly acquired equipment.

“Qualified Capital Stock” means any Capital Stock that is not Disqualified Capital Stock.

“Qualified Proceeds” means assets that are used or useful in, or Capital Stock of any Person engaged in, a Permitted Business; provided that the fair market value of any such assets or Capital Stock shall be determined by the Board of Directors of the Company in good faith.

“Qualified Securitization Transaction” means any transaction or series of transactions that may be entered into by the Company or any of its Restricted Subsidiaries pursuant to which the Company or any of its Subsidiaries may sell, convey or otherwise transfer to:

(1) a Securitization Entity (in the case of a transfer by the Company or any of its Restricted Subsidiaries); and

(2) any other Person (in the case of a transfer by a Securitization Entity),

or may grant a security interest in any accounts receivable or equipment (whether now existing or arising or acquired in the future) of the Company or any of its Restricted Subsidiaries, and any assets related thereto including all collateral securing such accounts receivable and equipment, all contracts and contract rights and all guarantees or other obligations in respect of such accounts receivable and equipment, proceeds of such accounts receivable and equipment and other assets (including contract rights) which are customarily transferred or in respect of which security interests are customarily granted in connection with assets securitization transactions involving accounts receivable and equipment.

“Rating Agencies” means Moody’s and S&P or, if Moody’s or S&P or both shall not make a rating on the Notes publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by the Company that shall be substituted for Moody’s or S&P or both, as the case may be.

“Refinance” means, in respect of any security or Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue a security or Indebtedness in exchange or replacement for, such security or Indebtedness in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

“Refinancing Indebtedness” means any Refinancing, modification, replacement, restatement, refunding, deferral, extension, substitution, supplement, reissuance or resale of Indebtedness existing on the Issue Date or thereafter incurred (other than intercompany Indebtedness), including any additional Indebtedness incurred to pay interest or premiums required by the instruments governing such then-existing or thereafter-incurred future

Indebtedness as in effect at the time of issuance thereof (“Required Premiums”) and fees in connection therewith; provided that any such event shall not:

(1) directly or indirectly result in an increase in the aggregate principal amount of Permitted Indebtedness, except to the extent such increase is a result of a simultaneous incurrence of additional Indebtedness:

(a) to pay Required Premiums and related fees; or

(b) otherwise permitted to be incurred under the Indenture; and

(2) create Indebtedness with a Weighted Average Life to Maturity at the time such Indebtedness is incurred that is less than the Weighted Average Life to Maturity at such time of the Indebtedness being refinanced, modified, replaced, renewed, restated, refunded, deferred, extended, substituted, supplemented, reissued or resold.

“Registration Rights Agreement” means the Registration Rights Agreement dated as of the Issue Date, among the Company, Holdings, the Guarantors and UBS Securities LLC and Credit Suisse Securities (USA) LLC, as representatives of the initial purchasers of the Notes.

“Representative” means the indenture trustee or other trustee, agent or representative in respect of any Designated Senior Debt; provided that if, and for so long as, any Designated Senior Debt lacks such a representative, then the Representative for such Designated Senior Debt shall at all times constitute the holders of a majority in outstanding principal amount of such Designated Senior Debt in respect of any Designated Senior Debt.

“Restricted Subsidiary” of any Person means any Subsidiary of such Person which at the time of determination is not an Unrestricted Subsidiary.

“S&P” means Standard & Poor’s, a division of the McGraw-Hill Companies, Inc., or any successor thereto.

“Sale and Leaseback Transaction” means any direct or indirect arrangement with any Person or to which any such Person is a party providing for the leasing to the Company or a Restricted Subsidiary of any property, whether owned by the Company or any Restricted Subsidiary at the Issue Date or later acquired, which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person or to any other Person from whom funds have been or are to be advanced by such Person on the security of such property.

“SEC” means the U.S. Securities and Exchange Commission.

“Secured Debt” means any Indebtedness secured by a Lien.

“Securities Act” means the Securities Act of 1933, as amended.

“Securitization Entity” means a Wholly Owned Subsidiary of the Company (or another Person in which the Company or any Subsidiary of the Company makes an Investment and to which the Company or any Subsidiary of the Company transfers accounts receivable or equipment and related assets) which engages in no activities other than in connection with the financing of accounts receivable or equipment and which is designated by the Board of Directors of the Company (as provided below) as a Securitization Entity:

(1) no portion of the Indebtedness or any other Obligations (contingent or otherwise) of which:

(a) is guaranteed by the Company or any Restricted Subsidiary of the Company (excluding guarantees of Obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings);

(b) is recourse to or obligates the Company or any Restricted Subsidiary of the Company in any way other than pursuant to Standard Securitization Undertakings; or

(c) subjects any property or asset of the Company or any Restricted Subsidiary of the Company, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings;

(2) with which neither the Company nor any Restricted Subsidiary of the Company has any material contract, agreement, arrangement or understanding other than on terms no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Company, other than fees payable in the ordinary course of business in connection with servicing receivables of such entity; and

(3) to which neither the Company nor any Restricted Subsidiary of the Company has any obligations to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results.

Any such designation by the Board of Directors of the Company shall be evidenced to the Trustee by filing with the Trustee a certified copy of the Board Resolution of the Company giving effect to such designation and an officers’ certificate certifying that such designation complied with foregoing conditions.

“Senior Debt” means the principal of, premium, if any, and interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on any Indebtedness of the Company, Holdings or any Guarantor, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall be subordinate or pari passu in right of payment to the Notes or the Guarantees, as the case may be. Without limiting the generality of the foregoing, “Senior Debt” shall also include the principal of, premium, if any, interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on, and all other amounts owing in respect of:

(x) all monetary obligations of every nature of the Company, Holdings or any Guarantor under the Credit Facilities, including obligations to pay principal and interest, reimbursement obligations under letters of credit, fees, expenses and indemnities;

(y) all Interest Swap Obligations (and guarantees thereof); and

(z) all obligations (and guarantees thereof) under Currency Agreements and Hedging Agreements, in each case whether outstanding on the Issue Date or thereafter incurred.

Notwithstanding the foregoing, “Senior Debt” shall not include:

(i) any Indebtedness of the Company, Holdings or a Guarantor to the Company, Holdings or to a Subsidiary of the Company;

(ii) any Indebtedness of the Company, Holdings or any Guarantor to, or guaranteed by the Company, Holdings or any Guarantor on behalf of, any shareholder, director, officer or employee of the Company, Holdings or any Subsidiary of the Company (including amounts owed for compensation) other than a shareholder who is also a lender (or an Affiliate of a lender) under the Credit Facilities;

(iii) any amounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities but excluding secured purchase money obligations);

(iv) Indebtedness represented by Disqualified Capital Stock;

(v) any liability for Federal, state, local or other taxes owed or owing by the Company, any of the Guarantors or Holdings;

(vi) that portion of any Indebtedness incurred in violation of the Indenture provisions set forth under “—Certain Covenants—Limitation on Incurrence of Additional Indebtedness” (but, as to any such obligation, no such violation shall be deemed to exist for purposes of this clause (vi) if the holder(s) of such obligation or their representative and the Trustee shall have received an officers’ certificate of the Company to the effect that the incurrence of such Indebtedness does not (or in the case of revolving credit indebtedness, that the incurrence of the entire committed amount thereof at the date on which the initial borrowing thereunder is made would not) violate such provisions of the Indenture);

(vii) Indebtedness which, when incurred and without respect to any election under Section 1111(b) of Title 11, United States Code, is without recourse to the Company, any of the Guarantors or Holdings, as applicable; and

(viii) any Indebtedness which is, by its express terms, subordinated in right of payment to any other Indebtedness of the Company, any of the Guarantors or Holdings.

“Senior Subordinated Debt” means, with respect to a Person, the Notes, the 2018 Notes and the 2020 Notes (in the case of the Company), Guarantees or the guarantees of the 2018 Notes and the 2020 Notes (in the case of a Guarantor or Holdings) and any other Indebtedness of such Person that specifically provides that such Indebtedness is to rank pari passu with the Notes or such Guarantee, as the case may be, in right of payment and is not subordinated by its terms in right of payment to any Indebtedness or other obligation of such Person which is not Senior Debt of such Person.

“Significant Subsidiary” with respect to any Person, means any Restricted Subsidiary of such Person that satisfies the criteria for a “significant subsidiary” set forth in Rule 1-02(w) of Regulation S-X under the Securities Act.

“Standard Securitization Undertakings” means representations, warranties, covenants and indemnities entered into by the Company or any subsidiary of the Company which are reasonably customary, as determined in good faith by the Board of Directors of the Company, in an accounts receivable or equipment transaction.

“Subsidiary” with respect to any Person, means:

(i) any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, by such Person; or

(ii) any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person.

“Total Assets” means, as of any date, the total consolidated assets of the Company and its Restricted Subsidiaries, as set forth on the Company’s most recently available internal consolidated balance sheet as of such date.

“Unrestricted Subsidiary” of any Person means:

(1) any Subsidiary of such Person that at the time of determination shall be, or continue to be, designated an Unrestricted Subsidiary by the Board of Directors of such Person in the manner provided below; and

(2) any Subsidiary of an Unrestricted Subsidiary.

The Board of Directors of the Company may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any other Subsidiary of the Company that is not a Subsidiary of the Subsidiary to be so designated or another Unrestricted Subsidiary; provided that:

(1) the Company certifies to the Trustee that such designation complies with the “Limitation on Restricted Payments” covenant; and

(2) each Subsidiary to be so designated and each of its Subsidiaries has not at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of the Company or any of its Restricted Subsidiaries.

The Board of Directors of the Company may designate any Unrestricted Subsidiary to be a Restricted Subsidiary only if (x) immediately after giving effect to such designation, the Company is able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with the “Limitation on Incurrence of Additional Indebtedness” covenant and (y) immediately before and immediately after giving effect to such designation, no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors of the Company shall be evidenced by a Board Resolution giving effect to such designation and an officers’ certificate certifying that such designation complied with the foregoing provisions.

Actions taken by an Unrestricted Subsidiary will not be deemed to have been taken, directly or indirectly, by the Company or any Restricted Subsidiary.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing:

(1) the then outstanding aggregate principal amount of such Indebtedness; into

(2) the sum of the total of the products obtained by multiplying;

(a) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof; by

(b) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

“Wholly Owned Subsidiary” of any Person means any Subsidiary of such Person of which all the outstanding voting securities (other than in the case of a Restricted Subsidiary that is incorporated in a jurisdiction other than a State in the United States of America or the District of Columbia, directors’ qualifying shares or an immaterial amount of shares required to be owned by other Persons pursuant to applicable law) are owned by such Person or any Wholly Owned Subsidiary of such Person.

BOOK-ENTRY, DELIVERY AND FORM

The original notes were sold to qualified institutional buyers in reliance on Rule 144A (the “Rule 144A Notes”), and in offshore transactions in reliance on Regulation S (the “Regulation S Notes”). The original notes were issued in registered, global form in minimum denominations of $2,000 and integral multiples of $1,000 in excess of $2,000.

Rule 144A Notes are currently represented by one or more global notes in registered form without interest coupons (collectively, the “Rule 144A Global Notes”), and the Regulation S Notes are currently represented by one or more global notes in registered form without interest coupons (collectively, the “Temporary Regulation S Global Notes”). Beneficial ownership interests in a Temporary Regulation S Global Note will be exchangeable for interests in a Rule 144A Global Note, a permanent global note (the “Permanent Regulation S Global Note”), or a definitive note in registered certificated form (a “Certificated Note”), only after the expiration of the period through and including                     , 2013 (the “Distribution Compliance Period”), and then only (i) upon certification in form reasonably satisfactory to the Trustee that beneficial ownership interests in such Temporary Regulation S Global Note are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act and (ii) in the case of an exchange for a Certificated Note, in compliance with the requirements described under “—Exchange of Global Notes for Certificated Notes.” The Temporary Regulation S Global Note and the Permanent Regulation S Global Note are referred to herein as the “Regulation S Global Notes” and the Rule 144A Global Notes and the Regulation S Global Notes are collectively referred to herein as the “Global Notes”. The Global Notes were deposited upon issuance with the Trustee as custodian for The Depository Trust Company (“DTC”), in New York, New York, and registered in the name of DTC or its nominee, in each case for credit to an account of a direct or indirect participant in DTC as described below. Beneficial interests in the Rule 144A Global Notes may not be exchanged for beneficial interests in the Regulation S Global Notes at any time except in the limited circumstances described below. See “—Exchanges Between Regulation S Notes and Rule 144A Notes”.

The exchange notes issued in exchange for the original notes will be represented by one or more fully registered global notes, without interest coupons and will be deposited upon issuance with the Trustee as custodian for DTC, in New York, New York, and registered in the name of DTC or its nominee, in each case for credit to an account of a direct or indirect participant as described below.

Except as set forth below, the global notes may be transferred, in whole and not in part, only to another nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the global notes may not be exchanged for notes in certificated form except in the limited circumstances described below. See “—Exchange of Global Notes for Certificated Notes.” Except in the limited circumstances described below, owners of beneficial interests in the global notes will not be entitled to receive physical delivery of exchange notes in certificated form.

Transfers of beneficial interests in the global notes will be subject to the applicable rules and procedures of DTC and its direct or indirect participants, which may change from time to time.

Depository Procedures

The following description of the operations and procedures of DTC is provided solely as a matter of convenience. These operations and procedures are solely within the control of the respective settlement systems and are subject to changes by them. Neither the Company nor the Trustee takes any responsibility for these operations and procedures and investors are urged to contact the system or their participants directly to discuss these matters.

DTC has advised the Company that DTC is a limited-purpose trust company created to hold securities for its participating organizations (collectively, the “Participants”) and to facilitate the clearance and settlement of transactions in those securities between Participants through electronic book-entry changes in accounts of its Participants. The Participants include securities brokers and dealers (including the initial purchasers), banks, trust companies, clearing corporations and certain other organizations. Access to DTC’s system is also available to other entities such as banks, brokers, dealers and trust companies that clear through, or maintain a custodial relationship with, a Participant, either directly or indirectly (collectively, the “Indirect Participants”). Persons who are not Participants may beneficially own securities held by or on behalf of DTC only through the Participants or the Indirect Participants.

The ownership interests in, and transfers of ownership interests in, each security held by or on behalf of DTC are recorded on the records of the Participants and Indirect Participants.

DTC has also advised the Company that, pursuant to procedures established by it:

(1) upon deposit of the global notes, DTC will credit the accounts of Participants designated by the initial purchasers with portions of the principal amount of the global notes; and

(2) ownership of these interests in the global notes will be shown on, and the transfer of ownership of these interests will be effected only through, records maintained by DTC (with respect to the Participants) or by the Participants and the Indirect Participants (with respect to other owners of beneficial interests in the global notes).

Investors in the global notes who are Participants in DTC’s system may hold their interests therein directly through DTC. Investors in the global notes who are not Participants may hold their interests therein indirectly through organizations which are Participants in such system. All interests in a global note may be subject to the procedures and requirements of DTC. The laws of some states require that certain Persons take physical delivery in definitive form of securities that they own. Consequently, the ability to transfer beneficial interests in a global note to such Persons will be limited to that extent. Because DTC can act only on behalf of Participants, which in turn act on behalf of Indirect Participants, the ability of a Person having beneficial interests in a global note to pledge such interests to Persons that do not participate in the DTC system, or otherwise take actions in respect of such interests, may be affected by the lack of a physical certificate evidencing such interests.

Except as described below, owners of an interest in the global notes will not have exchange notes registered in their names, will not receive physical delivery of exchange notes in certificated form and will not be considered the registered owners or “holders” thereof under the Indenture for any purpose.

Payments in respect of the principal of, and interest and premium and additional interest, if any, on a global note registered in the name of DTC or its nominee will be payable to DTC in its capacity as the registered holder under the Indenture. Under the terms of the Indenture, the Company and the Trustee will treat the Persons in whose names the exchange notes, including the global notes, are registered as the owners of the exchange notes for the purpose of receiving payments and for all other purposes.

Consequently, neither the Company nor the Trustee nor any agent of the Company or the Trustee has or will have any responsibility or liability for:

(1) any aspect of DTC’s records or any Participant’s or Indirect Participant’s records relating to, or payments made on account of, beneficial ownership interest in the global notes or for maintaining, supervising or reviewing any of DTC’s records, or any Participant’s or Indirect Participant’s records, relating to the beneficial ownership interests in the global notes; or

(2) any other matter relating to the actions and practices of DTC or any of its Participants or Indirect Participants.

DTC has advised the Company that its current practice, upon receipt of any payment in respect of securities such as the exchange notes (including principal and interest), is to credit the accounts of the relevant Participants with the payment on the payment date unless DTC has reason to believe it will not receive payment on such payment date. Each relevant Participant is credited with an amount proportionate to its beneficial ownership of an interest in the principal amount of the relevant security as shown on the records of DTC. Payments by the Participants and the Indirect Participants to the beneficial owners of exchange notes will be governed by standing instructions and customary practices and will be the responsibility of the Participants or the Indirect Participants and will not be the responsibility of DTC, the Trustee or the Company. Neither the Company nor the Trustee will be liable for any delay by DTC or any of its Participants in identifying the beneficial owners of the exchange notes, and the Company and the Trustee may conclusively rely on and will be protected in relying on instructions from DTC or its nominee for all purposes.

Transfers between Participants in DTC will be effected in accordance with DTC’s procedures and will be settled in same-day funds.

DTC has advised the Company that it will take any action permitted to be taken by a Holder of exchange notes only at the direction of one or more Participants to whose account DTC has credited the interests in the global notes and only in respect of such portion of the aggregate principal amount of the exchange notes as to which such Participant or Participants has or have given such direction. However, if there is an Event of Default under the exchange notes, DTC reserves the right to exchange the global notes for legended exchange notes in certificated form and to distribute such exchange notes to its Participants.

Neither the Company nor the Trustee nor any of their respective agents will have any responsibility for the performance by DTC or the Participants or Indirect Participants of their respective obligations under the rules and procedures governing their operations.

Exchange of Global Notes for Certificated Notes

A Global Note is exchangeable for certificated notes if:

(1) DTC (a) notifies the Company that it is unwilling or unable to continue as depositary for the Global Notes, and DTC fails to appoint a successor depositary or (b) has ceased to be a clearing agency registered under the Exchange Act;

(2) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the certificated notes; or

(3) there has occurred and is continuing a Default with respect to the exchange notes.

In addition, beneficial interests in a Global Note may be exchanged for certificated notes upon prior written notice given to the Trustee by or on behalf of DTC in accordance with the Indenture. In all cases, certificated notes delivered in exchange for any Global Note or beneficial interests in Global Notes will be registered in the names, and issued in any approved denominations, requested by or on behalf of the depositary (in accordance with its customary procedures).

Exchange of Certificated Notes for Global Notes

Certificated notes may not be exchanged for beneficial interests in any Global Note unless the transferor first delivers to the Trustee a written certificate (in the form provided in the Indenture) to the effect that such transfer will comply with the appropriate transfer restrictions applicable to such notes.

Exchanges Between Regulation S Notes and Rule 144A Notes

Beneficial interests in the Temporary Regulation S Global Note may be exchanged for beneficial interests in the Permanent Regulation S Global Note or the Rule 144A Global Note only after the expiration of the Distribution Compliance Period and then only upon certification in form reasonably satisfactory to the Trustee that beneficial ownership interests in such Temporary Regulation S Note are owned by, or being transferred to, either non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act.

Beneficial interests in a Rule 144A Global Note may be transferred to a Person who takes delivery in the form of an interest in the Regulation S Global Note, whether before or after the expiration of the Distribution Compliance Period, only if the transferor first delivers to the Trustee a written certificate (in the form provided in the Indenture) to the effect that such transfer is being made in accordance with Rule 903 or 904 of Regulation S or Rule 144 (if available).

Transfers involving exchanges of beneficial interests between the Regulation S Global Notes and the Rule 144A Global Notes will be effected in DTC by means of an instruction originated by the Trustee through the DTC Deposit/Withdraw at Custodian system. Accordingly, in connection with any such transfer, appropriate adjustments will be made to reflect a decrease in the principal amount of the Regulation S Global Note and a corresponding increase in the principal amount of the Rule 144A Global Note or vice versa, as applicable. Any beneficial interest in one of the Global Notes that is transferred to a Person who takes delivery in the form of an interest in the other Global Note will, upon transfer, cease to be an interest in such Global Note and will become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Note for so long as it remains such an interest.

Same Day Settlement and Payment

The Company will make payments in respect of the exchange notes represented by the global notes (including principal, premium, if any, interest and additional interest, if any) by wire transfer of immediately available funds to the accounts specified by the global note holder. The Company will make all payments of principal, interest and premium and additional interest, if any, with respect to certificated notes by wire transfer of immediately available funds to the accounts specified by the holders of the certificated notes or, if no such account is specified, by mailing a check to each such holder’s registered address. The exchange notes represented by the global notes are expected to be eligible to trade in the PORTAL market and to trade in DTC’s Same-Day Funds Settlement System, and any permitted secondary market trading activity in such notes will, therefore, be required by DTC to be settled in immediately available funds. The Company expects that secondary trading in any certificated notes will also be settled in immediately available funds.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain U.S. federal income tax consequences relevant to the exchange offer and the ownership and disposition of the exchange notes. This discussion does not purport to be a complete analysis of all potential tax consequences relating thereto, and does not address all U.S. federal income tax consequences that may be relevant to a holder in light of such holder’s particular circumstances or to holders subject to special rules, such as financial institutions, banks, partnerships and other pass-through entities, U.S. expatriates, controlled foreign corporations, passive foreign investment companies, insurance companies, dealers in securities or currencies, traders in securities, U.S. Holders (defined below) whose functional currency is not the U.S. dollar, tax-exempt organizations and persons holding the notes as part of a “straddle,” “hedge,” “conversion transaction” or other integrated transaction. In addition, this discussion is limited to persons who purchased the original notes on original issuance at their issue price (generally, the first price at which a substantial portion of the original notes were sold for cash to persons other than bond houses, brokers, or similar organizations acting in the capacity of underwriters, placement agents or wholesalers) and who are exchanging their original notes for exchange notes pursuant to the exchange offer. Moreover, the effect of any applicable state, local or foreign tax laws is not discussed. The discussion deals only with notes held as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended, or the Code.

The discussion is based on the provisions of the Code, existing, temporary, and proposed U.S. Treasury regulations promulgated thereunder, published rulings and procedures of the Internal Revenue Service, or the IRS, and judicial decisions, all as in effect on the date of this prospectus and all of which are subject to change at any time or different interpretations. Any such change may be applied retroactively in a manner that could adversely affect a holder of the notes.

We have not sought, nor will seek, any rulings from the IRS with respect to the matters discussed below. There can be no assurance that the IRS will not take a different position concerning the tax consequences of the exchange of notes pursuant to the exchange offer or the ownership and disposition of exchange notes or that any such position would not be sustained.

If an entity or arrangement that is classified as a partnership for U.S. federal income tax purposes holds notes, the tax treatment of its partners will generally depend upon the status of the partners and the activities of the partnership. Partnerships or other entities or arrangements classified as partnerships for U.S. federal income tax purposes, and any investors therein, should consult their own tax advisors regarding the tax consequences of the exchange of notes pursuant to the exchange offer or of the ownership and disposition of exchange notes.

Holders considering participating in the exchange offer should consult their own tax advisors with regard to the application of the U.S. federal income tax laws to their particular situations as well as the application of any state, local, foreign or other tax laws, including gift and estate tax laws.

TO COMPLY WITH TREASURY DEPARTMENT CIRCULAR 230, INVESTORS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”); (B) ANY SUCH DISCUSSION IS INCLUDED HEREIN IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) A TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Exchange Offer

We believe that the exchange of the original notes for exchange notes should not be a taxable event for United States federal income tax purposes. Your basis and holding period in the exchange notes will equal your basis and holding period in the original notes exchanged for them. The following discussion of the “notes” refers to the exchange notes, unless otherwise indicated.

Ownership and Disposition of Notes

Effect of Certain Contingencies

In certain circumstances (see “Description of the Exchange Notes—Change in Control”), we may be obligated to pay amounts in excess of principal plus accrued and unpaid interest on the notes. It is possible that the IRS could assert that such additional or excess amounts are “contingent payments” and that, as a result, the notes are properly treated as contingent payment debt instruments for U.S. federal income tax purposes. Characterization of the notes as contingent payment debt instruments could alter the federal income tax consequences discussed herein, including changing the timing, amount, and character of income recognized by a holder of a note. However, the applicable U.S. Treasury regulations state that, for purposes of determining whether a debt instrument is a contingent payment debt instrument, contingencies which are either remote or incidental as of the issue date are ignored. We believe that, as of the issue date of the original notes, the likelihood of paying more than incidental amounts in excess of principal plus accrued and unpaid interest on the notes is remote. Accordingly, we do not intend to treat the notes as contingent payment debt instruments, and this discussion assumes that the notes will not be treated as contingent payment debt instruments for U.S. federal income tax purposes. Our determination that these contingencies are remote and/or incidental is binding on a holder of a note unless such holder discloses its contrary position in the manner required by applicable U.S. Treasury regulations. Our determination is not binding on the IRS, however, and if the IRS were to successfully challenge the determination, the timing and amount of income included and the character of the income recognized with respect to the notes may be materially and adversely different from the consequences discussed herein. Holders are urged to consult their own tax advisors regarding the potential treatment of the notes as contingent payment debt instruments.

U.S. Holders

As used herein, “U.S. Holder” means a beneficial owner of the notes that is, for U.S. federal income tax purposes:

•

an individual citizen or resident of the United States, including an alien individual who is a lawful permanent resident of the U.S. or meets the “substantial presence” test under Section 7701(b) of the Code;

•	a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States or a political subdivision thereof;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust, if a U.S. court can exercise primary supervision over the administration of the trust and one or more U.S. persons can control all substantial trust decisions, or, if the trust was in existence on August 20, 1996, and has elected to continue to be treated as a U.S. person.

Interest

Payments of stated interest on the notes generally will be treated as “qualified stated interest” for U.S. federal income tax purposes and will be taxable to a U.S. Holder as ordinary interest income at the time such interest is received or accrued in accordance with such U.S. Holder’s method of accounting for U.S. federal income tax purposes.

Sale or Other Taxable Disposition of the Notes

A U.S. Holder will generally recognize gain or loss on the sale, exchange, redemption, retirement or other taxable disposition of a note equal to the difference between the amount realized upon the disposition (excluding any amounts attributable to accrued and unpaid interest, which will be treated as ordinary interest income to the extent not previously included in such U.S. Holder’s income) and the U.S. Holder’s adjusted tax basis in the note. A U.S. Holder’s adjusted tax basis in a note generally will be the amount the U.S. Holder paid for the exchanged original note. Such recognized gain or loss generally will be capital gain or loss, and if the U.S. Holder is an individual that has held the note for more than one year, such capital gain will generally be subject to tax at long-term capital gain rates. The deductibility of capital losses by U.S. Holders is subject to limitations under the Code.

Medicare Surtax

Pursuant to legislation enacted in 2010, certain U.S. Holders who are individuals, estates or trusts will be subject to a newly enacted 3.8% Medicare surtax on all or part of that holder’s “net investment income,” which includes, among other things, interest on and capital gains from the sale or other taxable disposition of the notes. This Medicare surtax will apply to taxable years beginning after December 31, 2012. Investors should consult their own tax advisors regarding the effect, if any, of this legislation on their investment in notes.

Information Reporting and Backup Withholding

A U.S. Holder may be subject to information reporting and a backup withholding tax (currently at a rate of 28%) when such holder receives “reportable payments,” including interest and principal payments on the notes or proceeds upon the sale or other disposition of such notes. Certain holders (including, among others, corporations and certain tax-exempt organizations) are generally exempt from information reporting and backup withholding. A U.S. Holder will be subject to this backup withholding tax if such holder does not otherwise establish an exemption and such holder:

•	fails to furnish us or our paying agent with its taxpayer identification number, or TIN, which, for an individual, is ordinarily his or her social security number;

•	furnishes an incorrect TIN and we or our paying agent have received notice from the IRS of such incorrect TIN;

•	has failed to properly report payments of interest or dividends and we or our paying agent have received notice from the IRS of such failure; or

•	fails to certify, under penalties of perjury, that it has furnished a correct TIN and that the IRS has not notified the U.S. Holder that it is subject to backup withholding.

U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, if applicable. The backup withholding tax is not an additional tax and taxpayers may use amounts withheld as a credit against their U.S. federal income tax liability or may claim a refund as long as they timely provide certain information to the IRS.

We, or our paying agent, generally will report to a U.S. Holder of notes and to the IRS the amount of any reportable payments made in respect of the notes for each calendar year and the amount of tax withheld, if any, with respect to such payments.

Non-U.S. Holders

The following discussion is limited to the U.S. federal income tax consequences relevant to a Non-U.S. Holder. A Non-U.S. Holder is a beneficial owner of a note that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes. Non-U.S. Holders are encouraged to consult their own tax advisors concerning the relevant U.S. federal, state and local and any non-U.S. tax consequences that may be relevant to their particular situations.

Interest

Subject to the discussion of backup withholding below, interest paid to a Non-U.S. Holder will not be subject to U.S. federal income or withholding tax, provided that:

•	such holder does not directly or indirectly, actually or constructively, own 10% or more of the total combined voting power of all classes of our stock entitled to vote;

•

such interest is not effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, if required by an applicable tax treaty, is not attributable to a permanent establishment or fixed base maintained by the Non-U.S. Holder in the United States); and

•

prior to the payment, the Non-U.S. Holder certifies, under penalty of perjury, on a properly executed and delivered IRS Form W-8BEN or appropriate substitute form, that it is not a “United States person” for U.S. federal income tax purposes.

The certification described in the last clause above may be provided by (i) a securities clearing organization, (ii) a bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business or (iii) a “qualified intermediary” that has entered into a withholding agreement with the IRS and other conditions are met. The certification requirement is not met if either we or the withholding agent have actual knowledge or reason to know that the beneficial owner is a U.S. Holder or that the conditions of any exemption are not, in fact, satisfied. Non-U.S. Holders, should consult their own tax advisors regarding the certification requirements for Non-U.S. Holders and the effect, if any, of the certification requirements on their particular situation.

Payments of interest not exempt from U.S. federal withholding tax as described above will be subject to such withholding tax at the rate of 30%, unless (i) subject to reduction under an applicable income tax treaty or (ii) the interest is effectively connected to a U.S. trade or business and the holder provides IRS Form W-8ECI (or a suitable substitute or successor form) to the withholding agent and meets any other applicable certification requirement. In order to claim a reduced or zero withholding rate under an applicable income tax treaty, the beneficial owner of the note must, under penalties of perjury, provide the withholding agent with a properly completed and executed IRS Form W-8BEN (or a suitable substitute or successor form) claiming an exemption from, or reduction in the rate of, withholding under the benefit of such applicable income tax treaty and meet any other applicable certification requirements.

Sale or Other Taxable Disposition of the Notes

Subject to the discussion of backup withholding below, any gain realized by a Non-U.S. Holder on the sale, exchange or redemption of a note generally will not be subject to U.S. federal income tax, unless:

•

such gain is effectively connected with the conduct by such Non-U.S. Holder of a trade or business within the United States (and, if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case gain realized will be subject to tax as provided under “—U.S. Trade or Business,” below; or

•

the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are satisfied, in which case gain realized will generally be subject to tax at a gross rate of 30% to the extent of the excess of all such holder’s U.S. source gains during the tax year over any U.S. source losses during such tax year, except as otherwise required by an applicable tax treaty.

To the extent that the amount realized on any sale, exchange, redemption or other taxable disposition of the notes is attributable to accrued but unpaid interest, such amount will be treated as interest for federal income tax purposes.

U.S. Trade or Business

If a Non-U.S. Holder holds a note in connection with the conduct of a trade or business in the U.S.: (i) any interest on the note and any gain from disposing of the note generally will be subject to income tax at regular U.S. federal income tax rates as if the holder were a U.S. Holder (but without regard to the Medicare surtax described above), and (ii) Non-U.S. Holders that are corporations may be subject to the “branch profits tax” on earnings that are connected with a U.S. trade or business, including earnings from the note. This tax is 30% of the “dividend equivalent amount,” subject to adjustment, but may be reduced or eliminated by an applicable income tax treaty or otherwise adjusted.

Information Reporting and Backup Withholding

Backup withholding will not apply to interest payments made to a Non-U.S. Holder in respect of the notes if such Non-U.S. Holder furnishes us or our paying agent with appropriate documentation of such holder’s non-U.S. status.

The payment of the proceeds from a Non-U.S. Holder’s disposition of notes by or through the U.S. office of any broker, domestic or foreign, will be subject to information reporting and possible backup withholding unless such holder certifies as to its non-U.S. status under penalties of perjury or otherwise establishes an exemption, provided that the broker does not have actual knowledge or reason to know that such holder is a U.S. person or that the conditions of an exemption are not, in fact, satisfied. The payment of the proceeds from a Non-U.S. Holder’s disposition of a note by or through a non-U.S. office of either a U.S. broker or a non-U.S. broker that has certain contacts with the United States, generally will be subject to information reporting, but not backup withholding, unless such broker has documentary evidence in its files that such Non-U.S. Holder is not a United States person and the broker has no knowledge to the contrary, or the Non-U.S. Holder establishes an exemption. Copies of any information returns filed with the IRS may be made available by the IRS, under the provisions of a specific treaty or agreement, to the taxing authorities of the country in which the Non-U.S. Holder resides.

Generally, neither information reporting nor backup withholding will apply to a payment of the proceeds of a Non-U.S. Holder’s disposition of notes by or through a non-U.S. office of a non-U.S. broker that does not have certain contacts with the United States.

Non-U.S. Holders should consult their own tax advisors regarding the application of withholding and backup withholding in their particular circumstances and the availability of and procedure for obtaining an exemption from withholding and backup withholding under current Treasury regulations.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to a Non-U.S. Holder will be allowed as a credit against the holder’s U.S. federal income tax liability or may entitle the holder to a refund, provided the required information is timely furnished to the IRS.

PLAN OF DISTRIBUTION

Each broker-dealer that receives exchange notes for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of such exchange notes. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of exchange notes received in exchange for original notes where such original notes were acquired as a result of market-marketing activities or other trading activities. We have agreed that, for a period of 180 days after the expiration date, we will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until                     , 2013, all dealers effecting transactions in the exchange notes may be required to deliver a prospectus.

We will not receive any proceeds from any such sale of exchange notes by broker-dealers. Exchange notes received by broker-dealers for their own account, pursuant to the exchange offer, may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the exchange notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such exchange notes. Any broker-dealer that resells exchange notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such exchange notes may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of exchange notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The letter of transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

For a period of 180 days after the expiration date we will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the letter of transmittal. We have agreed to pay all expenses incident to the exchange offer (including the expenses of one counsel for the holders of the notes) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the notes (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

LEGAL MATTERS

The validity of the exchange notes will be passed upon for us by Jones Day. Certain matters relating to the laws of the State of Connecticut will be passed on for us by Shipman & Goodwin LLP. Certain matters relating to the laws of the State of Colorado and the State of Florida will be passed on for us by Baker & Hostetler LLP. Certain matters relating to the laws of the State of Washington will be passed on for us by Perkins Coie LLP.

EXPERTS

The consolidated financial statements of TransDigm Group Incorporated appearing in TransDigm Group Incorporated’s Annual Report (Form 10-K) for the year ended September 30, 2012 (including the schedule appearing therein), and the effectiveness of TransDigm Group Incorporated’s internal control over financial reporting as of September 30, 2012 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

TD Group is subject to the periodic reporting and other informational requirements of the Exchange Act. In addition, under the terms of the Indenture, we have agreed that whether or not required by the rules and regulations of the SEC, so long as any original notes or exchange notes are outstanding, we, or our parent, will furnish to the trustee and the holders of notes (i) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K, if we were required to file such Forms, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that describes our financial condition and results of operations and our consolidated subsidiaries and, with respect to the annual information only, a report thereon by our certified independent accountants and (ii) all current reports that would be required to be filed with the SEC on Form 8-K if we were required to file such reports. In addition, whether or not required by the rules and regulations of the SEC, we will file a copy of all such information and reports with the SEC for public availability, unless the SEC will not accept such a filing, and make such information available to securities analysts and prospective investors upon request. In addition, we have agreed that, for so long as any notes remain outstanding, we will furnish to the holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act. Notwithstanding the above, under the terms of the Indenture, subject to certain exceptions, if either TransDigm Inc. or TD Group is acquired by an entity that has received an investment grade rating from both Moody’s Investors Service, Inc. and Standard & Poor’s and that files current and periodic reports with the SEC, the requirements in the Indenture that either TransDigm Inc. or TD Group file current and periodic reports with the SEC will be suspended. See “Description of the Exchange Notes—Certain Covenants.”

A copy of the registration statement, the exhibits and schedules thereto and any other document we file may be inspected without charge at the public reference facilities maintained by the SEC in 100 F Street, N.E., Washington, D.C. 20549 and copies of all or any part of the registration statement may be obtained from this office upon the payment of the fees prescribed by the SEC. The public may obtain information on the operation of the public reference facilities in Washington, D.C. by calling the SEC at 1-800-SEC-0330. Our filings with the SEC are available to the public from the SEC’s website at www.sec.gov.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The SEC allows us to “incorporate by reference” information that we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this prospectus. Information in the prospectus supersedes information incorporated by reference that we filed with the SEC prior to the date of this prospectus, while information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of the offering under this prospectus (other than any information furnished pursuant to Item 2.02 or Item 7.01 of any Current Report on Form 8-K unless we specifically state in such Current Report that such information is to be considered “filed” under the Exchange Act, or we incorporate it by reference into a filing under the Securities Act or the Exchange Act), including any such reports filed after the date of this registration statement and prior to effectiveness:

•	Our Annual Report on Form 10-K for the fiscal year ended September 30, 2012, filed with the SEC on November 16, 2012;

•	Our Quarterly Reports on Form 10-Q for the quarters ended December 29, 2012 and March 30, 2013, filed with the SEC on February 5, 2013 (as amended on March 7, 2013) and May 8, 2013 and

•

Our Current Reports on Form 8-K, filed with the SEC on October 15, 2012, October 25, 2012, November 26, 2012, March 6, 2013, March 7, 2013, April 22, 2013, May 15, 2013 (including the information furnished pursuant to Items 7.01 and 9.01 of such report), June 11, 2013, June 13, 2013,

June 21, 2013 (including the information furnished pursuant to Items 7.01 and 9.01 of such report), July 1, 2013 (including the information furnished pursuant to Items 7.01 and 9.01 of such report), July 1, 2013 and July 3, 2013.

We will provide without charge to each person, including any beneficial owner, to whom a copy of this prospectus is delivered, upon written or oral request of such person, a copy of any or all of the documents incorporated by reference in this prospectus, other than exhibits to such documents unless such exhibits are specifically incorporated by reference into such documents. Requests may be made in writing to: TransDigm Group Incorporated, 1301 East 9th Street, Suite 3000, Cleveland, Ohio 44114, Attn: Chief Financial Officer, or by telephone at (216) 706-2960. In order to ensure timely delivery of this information, any request should be made by                 , 2013, five business days prior to the expiration date of the exchange offer.

TransDigm Inc.

OFFER TO EXCHANGE

Up to $500,000,000 aggregate principal amount of its 7.50% Senior Subordinated Notes due

2021 registered under the Securities Act of 1933 for

any and all outstanding 7.50% Senior Subordinated Notes due 2021

PROSPECTUS

Each broker-dealer that receives exchange notes for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of such exchange notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” with the meaning of the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of exchange notes received in exchange for restricted notes where such restricted notes were acquired by such broker-dealer as a result of market making activities or other trading activities. In addition, until                 , 2013, all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus.

PART II

Information Not Required in Prospectus

Item 20. Indemnification of Directors and Officers.

TransDigm Inc., TransDigm Group Incorporated, MarathonNorco Aerospace, Inc., Skurka Aerospace Inc., Aviation Technologies, Inc., Malaysian Aerospace Services, Inc., AeroControlex Group, Inc., Acme Aerospace, Inc., Dukes Aerospace, Inc., Bruce Aerospace Inc., Semco Instruments, Inc., McKechnie Aerospace DE, Inc., McKechnie Aerospace Holdings, Inc. and McKechnie Aerospace Investments, Inc., AmSafe Global Holdings, Inc., AP Global Holdings, Inc., AP Global Acquisition Corp., AmSafe Industries, Inc. Bridport Holdings, Inc., AmSafe, Inc., AmSafe Commercial Products, Inc., Bridport Erie Aviation, Inc. and AmSafe – C Safe, Inc are incorporated under the laws of the State of Delaware. Section 145 of the Delaware General Corporation Law provides that a Delaware corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorney’s fees), judgments, fines, and amounts paid in settlement in connection with specified actions, suits and proceedings, whether civil, criminal, administrative or investigative (other than action by or in the right of the corporation—a “derivative action”), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys’ fees) incurred in connection with the defense or settlement of such action, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation’s certificate of incorporation, bylaws, disinterested director vote, stockholder vote, agreement, or otherwise.

Champion Aerospace LLC, Avionic Instruments LLC, Transicoil LLC, CEF Industries, LLC, McKechnie Aerospace US LLC, Western Sky Industries, LLC, Schneller Holdings LLC, Schneller LLC and Whippany Actuation Systems, LLC are limited liability companies formed under the laws of the State of Delaware. Section 18-108 of the Delaware Limited Liability Company Act provides, subject to standards and restrictions set forth in its limited liability company agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

Adams Rite Aerospace, Inc. and Hartwell Corporation are incorporated under the laws of the State of California. Section 317 of the California General Corporation Law provides that a California corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than in certain derivative actions as described below, by reason of the fact that he or she is or was a director, officer, employee or other agent of the corporation, or is or was serving at the corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a corporation that was a predecessor corporation of the corporation or of another enterprise at the request of the predecessor corporation, against expenses, including attorneys’ fees, judgments, fines, settlements and other amounts actually or reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. In the case of a derivative action, no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation in the performance of his or her duty to the corporation and its shareholders unless and only to the extent that the court in which action or suit is or was pending shall determine that, in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnify for these expenses which this court shall deem proper. Section 317 further provides that to the extent that the director, officer, employee or agent of a corporation has been successful on the merits in defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or matter, such person shall be indemnified against expenses, including attorneys’ fees, actually or reasonably incurred by him or her in connection with such defense.

CDA InterCorp LLC is a limited liability company formed under the laws of the State of Florida. Section 608.4229 of the Florida Limited Liability Company Act provides that subject to such standards and restrictions, if any, as are set forth in its articles of organization or operating agreement, a limited liability company may, and shall have the power to, but shall not be required to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. Notwithstanding the foregoing, indemnification or advancement of expenses shall not be made to or on behalf of any member, manager, managing member, officer, employee, or agent if a judgment or other final adjudication establishes that the actions, or omissions to act, of such member, manager, managing member, officer, employee, or agent were material to the cause of action so adjudicated and constitute any of the following: (a) a violation of criminal law, unless the member, manager, managing member, officer, employee, or agent had no reasonable cause to believe such conduct was unlawful; (b) a transaction from which the member, manager, managing member, officer, employee, or agent derived an improper personal benefit; (c) in the case of a manager or managing member, a circumstance under which the liability provisions of Section 608.426 are applicable; or (d) willful misconduct or a conscious disregard for the best interests of the limited liability company in a proceeding by or in the right of the limited liability company to procure a judgment in its favor or in a proceeding by or in the right of a member.

AvtechTyee, Inc. and Bridport-Air Carrier, Inc. are incorporated under the laws of the state of Washington. Sections 23B.08.500 through 23B.08.600 of the Washington Business Corporations Act, or the WBCA, contain specific provisions relating to indemnification of directors and officers of Washington corporations. In general, the WBCA provides that unless limited by the articles of incorporation (a) a corporation shall indemnify a director or officer who is wholly successful in the defense of a proceeding to which he or she is a party because of his or her status as an officer or directors for reasonable expenses, and (b) a corporation may indemnify a director or officer for reasonable expenses, if it is determined as provided in the WBCA that the director’s or officer’s actions met a certain standard of conduct, provided, however, that the corporation may not indemnify a director or officer who is liable to the corporation. Unless the articles of incorporation provide otherwise, the WBCA also permits a director or officer of a corporation who is a party to a proceeding to apply to the courts for indemnification or advance of expenses and the court may order indemnification or advance of expenses under certain circumstances set forth in the WBCA. The WBCA further provides that a corporation may in its articles of incorporation or bylaws or by resolution provide indemnification in addition to that provided by the WBCA, subject to certain conditions.

Bruce Industries, Inc. is incorporated under the laws of the state of Colorado. Sections 7-109-101 through 7-109-110 of the Colorado Corporations and Associations Act, or the CCAA, contain specific provisions relating to indemnification of directors and officers of Colorado corporations. In general, the CCAA provides that unless limited by the articles of incorporation (a) a corporation shall indemnify a director who is wholly successful in the defense of a proceeding to which he or she is a party because of his or her status as an officer or directors for reasonable expenses, and (b) a corporation may indemnify a director for reasonable expenses, if it is determined as provided in the CCAA that the director’s actions met a certain standard of conduct, provided, however, that the corporation may not indemnify a director by or in the right of the corporation who is adjudged liable or in connection with any proceeding in which the director is adjudged liable of having derived an improper personal benefit. The CCAA also permits a director of a corporation who is a party to a proceeding to be paid an advance of expenses under certain circumstances set forth in the CCAA. Officers are entitled to the same mandatory and permissive indemnification as directors, as aforesaid, and also allows officers and other employees to be indemnified to an even greater extent so long as not inconsistent with public policy and if provided by bylaws, resolution or contract.

Arkwin Industries, Inc. is incorporated under the laws of the state of New York. Section 722 of the New York Business Corporation Law provides that a New York corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits and proceedings, whether civil, criminal or otherwise (other than action by or in the right of the corporation (“derivative actions”)), if they acted in good faith for a purpose they reasonably believed to be in or, in the case of service for another entity, not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions except that no indemnification shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim as to which such person is adjudged liable to the corporation unless and only to the extent approved by a court. Under Section 723 of the New York Business Corporation law, if a person has been successful in the defense of an action described above, he or she shall be entitled to indemnification. The foregoing is not exclusive of other indemnification that may be granted to a director or officer under a certificate of incorporation, bylaws, resolution or contract.

Texas Rotronics, Inc. is incorporated under the laws of the state of Texas. Article 2.02-1 of the Texas Business Corporation Act (the “Texas Statute”) provides that a Texas corporation may indemnify a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a director only if it is determined that the person: (a) conducted himself or herself in good faith; (b) reasonably believed: (i) in the case of conduct in his or her official capacity as a director of the corporation, that his or her conduct was in the corporation’s best interests; (ii) in all other cases, that his or her conduct was at least not opposed to the corporation’s best interests; and (iii) in the case of any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. A Texas corporation is not permitted to indemnify a director in respect of a proceeding: (a) in which the person is found liable on the basis that personal benefit was improperly received by him or her, whether or not the benefit resulted from an action taken in the person’s official capacity; or (b) in which the person is found liable to the corporation. A person may be indemnified against judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses actually incurred by the person in connection with the proceeding; but if the person is found liable to the corporation or is found liable on the basis that personal benefit was improperly received by the person, indemnification (1) is limited to reasonable expenses actually incurred by the person in connection with the proceeding and (2) shall not be made in respect of any proceeding in which the person shall have been found liable for willful or intentional misconduct in the performance of his duty to the corporation. Where a director is successful, on the merits or otherwise, in the defense of a proceeding referred to above, the Corporation must indemnify such director against reasonable expenses incurred by him or her. The Texas statute further authorizes a Texas corporation to indemnify an officer, employee or agent of the corporation to the same extent as a director. In addition, Article 2.02-1 of the Texas Statute authorizes a Texas corporation to purchase and maintain insurance or another arrangement on behalf of any person who is or was a director, officer, employee, or agent of the corporation or who is or was serving at the request of the corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, employee benefit plan, other enterprise, or other entity, against any liability asserted against him and incurred by him in such a capacity or arising out of his status as such a person, whether or not the corporation would have the power to indemnify him or her against that liability under the Texas Statute.

Schneller International Sales Corp. is incorporated under the laws of the State of Ohio. Under Section 1701.13(E) of the Ohio General Corporation Law, generally, a corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager, or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, against expenses, including attorney’s fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful. A corporation may also indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager, or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, against expenses, including attorney’s fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following: (a) Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that, the court of common pleas or the court in which such action or suit was brought determines, upon application, that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper; (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Ohio General Corporation Law. The Articles of Incorporation of Schneller International Sales Corp. provide for indemnification to the fullest extent permitted under the Ohio General Corporation Law.

Harco Laboratories, Incorporated is incorporated under the laws of the state of Connecticut. Sections 33-770 through 33-776 of the Business Corporation Act of the State of Connecticut provide that a corporation may indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred by him or her, including attorneys’ fees, for actions brought or threatened to be brought against him or her in his or her capacity as a director or officer, other than actions brought by or in the right of the corporation, when it is determined by certain disinterested parties that he or she acted in good faith in a manner he or she reasonably believed to be in the corporation’s best interest (or in the case of conduct not in his or her official capacity, at least not opposed to the best interests of the corporation). In any criminal action or proceeding, it also must be determined that the director or officer had no reasonable cause to believe that his or her conduct was unlawful. A director or officer must be indemnified when he or she is wholly successful on the merits or otherwise in the defense of a proceeding or in circumstances where a court determines that he or she is fairly and reasonably entitled to be indemnified. In connection with shareholder derivative suits, a director or officer may not be indemnified unless he or she is finally adjudged (a) to have met the relevant standard of conduct described above and (b) not to have received a financial benefit to which he or she was not entitled, whether or not he or she was acting in his or her official capacity. Omnicom Capital maintains and pays premiums for its directors’ and officers’ liability insurance policies.

TransDigm Inc.’s certificate of incorporation and bylaws and the certificates of incorporation and bylaws of TransDigm Group Incorporated, MarathonNorco Aerospace, Inc., Skurka Aerospace Inc., Aviation Technologies, Inc., AeroControlex Group, Inc., Acme Aerospace, Inc., Dukes Aerospace, Inc., Bruce Aerospace Inc., Semco Instruments, Inc., McKechnie Aerospace DE, Inc., McKechnie Aerospace Holdings, Inc. and McKechnie Aerospace Investments, Inc. generally provide for the indemnification of their respective officers and directors to the fullest extent permitted under Delaware law. Similarly, the articles of incorporation and bylaws of Adams Rite Aerospace, Inc. and Hartwell Corporation generally provide for the indemnification of their respective officers and directors to the fullest extent permitted under California law. Similarly, the bylaws of Bruce Industries, Inc. generally provide for the indemnification of its officers and directors to the fullest extent permitted under Colorado law. Similarly, the certificate of incorporation and bylaws of Arkwin Industries, Inc.

generally provide for the indemnification of its officers and directors to the fullest extent permitted under New York law. The limited liability company agreements of Champion Aerospace LLC, Avionic Instruments LLC, Transicoil LLC, CEF Industries, LLC, McKechnie Aerospace US, LLC and Western Sky Industries, LLC generally provide for the indemnification of their respective officers and directors to the fullest extent permitted under Delaware law. In addition, the operating agreement of CDA InterCorp LLC generally provides for the indemnification of its officers and directors to the fullest extent permitted under Florida law.

TransDigm Group Incorporated also maintains a directors’ and officers’ insurance policy pursuant to which its directors and officers are insured against liability for actions taken in their capacities as directors and officers.

Item 21. Exhibits and Financial Statement Schedules.

(a)	The following exhibits are included as exhibits to this Registration Statement.

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
2.1	Stock Purchase Agreement dated September 25, 2010, among McKechnie Holdings LLC, TransDigm Inc. and TransDigm Group Incorporated	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 28, 2010 (File No. 001-32833)

2.2	Agreement and Plan of Merger by and among AmSafe Global Holdings, Inc., AGH Acquisition Inc., TransDigm Inc. and TransDigm Group Incorporated dated January 20, 2012	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed January 23, 2012 (File No. 001-32833)

3.1	Amended and Restated Certificate of Incorporation, filed March 14, 2006, of TransDigm Incorporated	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-1 filed March 13, 2006 (File No. 333-130483)

3.2	Amended and Restated Bylaws of TransDigm Group Incorporated, as amended	Incorporated by reference to Form S-4 filed June 8, 2011 (File No. 001-174781)

3.3	Certificate of Incorporation, filed July 2, 1993, of NovaDigm Acquisition, Inc. (now known as TransDigm Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.4	Certificate of Amendment, filed July 22, 1993, of the Certificate of Incorporation of NovaDigm Acquisition, Inc. (now known as TransDigm Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.5	Bylaws of NovaDigm Acquisition, Inc. (now known as TransDigm Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.6	Certificate of Incorporation, filed March 28, 1994, of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.7	Certificate of Amendment, filed May 18, 1994, of the Certificate of Incorporation of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.8	Certificate of Amendment, filed May 24, 1994, of the Certificate of Incorporation of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.9	Certificate of Amendment, filed August 28, 2003, of the Certificate of Incorporation of Marathon Power Technology Company (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 28, 2006 (File No. 001-32833)

3.10	Bylaws of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.11	Articles of Incorporation, filed July 30, 1986, of ARP Acquisition Corporation (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.12	Certificate of Amendment, filed September 12, 1986, of the Articles of Incorporation of ARP Acquisition Corporation (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.13	Certificate of Amendment, filed January 27, 1992, of the Articles of Incorporation of Adams Rite Products, Inc. (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.14	Certificate of Amendment, filed December 31, 1992, of the Articles of Incorporation of Adams Rite Products, Inc. (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.15	Certificate of Amendment, filed August 11, 1997, of the Articles of Incorporation of Adams Rite Sabre International, Inc. (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.16	Amended and Restated Bylaws of Adams Rite Aerospace, Inc.	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.17	Certificate of Formation, effective June 30, 2007, of Champion Aerospace LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.18	Limited Liability Company Agreement of Champion Aerospace LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.19	Certificate of Formation, effective June 29, 2007, of Avionic Instruments LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

3.20	Limited Liability Company Agreement of Avionic Instruments LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.21	Certificate of Incorporation, filed December 22, 2004, of Skurka Aerospace Inc.	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed October 11, 2006 (File No. 333-137937)

3.22	Bylaws of Skurka Aerospace Inc.	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed October 11, 2006 (File No. 333-137937)

3.23	Certificate of Conversion, effective June 30, 2007, converting CDA InterCorp into CDA InterCorp LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.24	Operating Agreement of CDA InterCorp LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.25	Certificate of Incorporation, filed March 7, 2003, of Wings Holdings, Inc. (now known as Aviation Technologies, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.26	Certificate of Amendment of Certificate of Incorporation, filed May 12, 2003, of Wings Holdings, Inc. (now known as Aviation Technologies, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.27	Certificate of Amendment of Certificate of Incorporation, filed July 17, 2003, of Wings Holdings, Inc. (now known as Aviation Technologies, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.28	Bylaws of Wings Holdings, Inc. (now known as Aviation Technologies, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.29	Articles of Incorporation, filed October 3, 1963, of Avtech Corporation (now known as AvtechTyee, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.30	Articles of Amendment of Articles of Incorporation, filed March 30, 1984, of Avtech Corporation (now known as AvtechTyee, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.31	Articles of Amendment of Articles of Incorporation, filed April 17, 1989, of Avtech Corporation (now known as AvtechTyee, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.32	Articles of Amendment of Articles of Incorporation, filed July 17, 1998, of Avtech Corporation (now known as AvtechTyee, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.33	Articles of Amendment of Articles of Incorporation, filed May 20, 2003, of Avtech Corporation (now known as AvtechTyee, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)

3.34	Articles of Amendment of Articles of Incorporation, filed May 2, 2012, of AvetechTyee, Inc.	Incorporated by reference to TransDigm Inc.’s Form 10-K filed November 16, 2012 (File No. 333-32833)

3.35	Bylaws of Avtech Corporation (now known as AvtechTyee, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.36	Certificate of Formation, effective June 30, 2007, of Transicoil LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.37	Limited Liability Company Agreement of Transicoil LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.38	Certificate of Incorporation, filed May 17, 2006, of Bruce Industries Acquisition Corp. (now known as Malaysian Aerospace Services, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.39	Certificate of Amendment of Certificate of Incorporation, filed January 19, 2007, of Bruce Industries Acquisition Corp. (now known as Malaysian Aerospace Services, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.40	Bylaws of Bruce Industries Acquisition Corp. (now known as Malaysian Aerospace Services, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.41	Certificate of Incorporation, filed June 18, 2007, of AeroControlex Group, Inc.	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.42	Bylaws of AeroControlex Group, Inc.	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.43	Certificate of Incorporation filed August 6, 2007, of Bruce Aerospace Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

3.44	Bylaws of Bruce Aerospace Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

3.45	Articles of Incorporation, filed February 6, 2006 of Bruce Industries, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

3.46	Bylaws of Bruce Industries, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

3.47	Certificate of Formation, filed September 30, 2009, of CEF Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 24, 2009 (File No. 001-32833)

3.48	Limited Liability Company Agreement of CEF Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 24, 2009 (File No. 001-32833)

3.49	Certificate of Incorporation, filed July 10, 2009, of Acme Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed August 5, 2009 (File No. 001-32833)

3.50	Bylaws of Acme Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed August 5, 2009 (File No. 001-32833)

3.51	Certificate of Incorporation, filed November 20, 2009, of Dukes Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 4, 2009 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.52	Bylaws of Dukes Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 4, 2009 File No. 001-32833)

3.53	Certificate of Incorporation of Semco Instruments, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 7, 2010 (File No. 001-32833)

3.54	Certificate of Amendment to Certificate of Incorporation, filed October 17, 2012 of Semco Instruments, Inc.	Incorporated by reference to TransDigm Inc.’s Form 10-K filed November 16, 2012 (File No. 333-32833)

3.55	Amended and Restated Bylaws of Semco Instruments, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 7, 2010 (File No. 001-32833)

3.56	Certificate of Incorporation, filed April 25, 2007, of McKechnie Aerospace Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.57	Bylaws of McKechnie Aerospace Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.58	Certificate of Incorporation, filed April 13, 2007, of McKechnie Aerospace DE, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.59	Bylaws of McKechnie Aerospace DE, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.60	Certificate of Formation, filed May 11, 2005, of Melrose US 3 LLC (now known as McKechnie Aerospace US LLC)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.61	Certificate of Amendment to Certificate of Formation, filed May 11, 2007, of Melrose US 3 LLC (now known as McKechnie Aerospace US LLC)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.62	Limited Liability Agreement of McKechnie Aerospace US LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.63	Certificate of Incorporation, filed December 11, 1998, of McKechnie US Holdings Inc. (now known as McKechnie Aerospace Investments, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.64	Certificate of Amendment to the Certificate of Incorporation, filed May 11, 2007, of McKechnie Investments, Inc. (now known as McKechnie Aerospace Investments, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.65	Amended and Restated Bylaws of McKechnie Aerospace Investments, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.66	Certificate of Formation, filed February 29, 2000, of Western Sky Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.67	Second Amended and Restated Limited Liability Agreement of Western Sky Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.68	Articles of Incorporation, filed May 10, 1957, of Hartwell Aviation Supply Company (now known as Hartwell Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.69	Certificate of Amendment of Articles of Incorporation, filed June 9, 1960, of Hartwell Aviation Supply Company (now known as Hartwell Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.70	Certificate of Amendment of Articles of Incorporation, filed October 23, 1987, of Hartwell Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.71	Certificate of Amendment of Articles of Incorporation, filed April 9, 1997, of Hartwell Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.72	Bylaws of Hartwell Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.73	Articles of Incorporation, filed August 6, 1999, of Texas Rotronics, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.74	Bylaws of Texas Rotronics, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.75	Amended and Restated Certificate of Incorporation filed October 4, 2011, of Harco Laboratories, Incorporated	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2012 (File No. 001-32833)

3.76	Amended and Restated By-Laws of Harco Laboratories, Incorporated	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2012 (File No. 001-32833)

3.77	Limited Liability Company Certificate of Formation, filed May 30, 2007, of Schneller LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2012 (File No. 001-32833)

3.78	Amended and Restated Limited Liability Company Agreement, filed August 31, 2011 of Schneller LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2012 (File No. 001-32833)

3.79	Limited Liability Company Certificate of Formation, filed May 30, 2007, of Schneller Holdings LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2012 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.80	Amended and Restated Limited Liability Company Agreement, filed August 31, 2011 of Schneller Holdings LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2012 (File No. 001-32833)

3.81	Articles of Incorporation, filed December 22, 2004, of Schneller International Sales Corp.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2012 (File No. 001-32833)

3.82	Code of Regulations of Schneller International Sales Corp.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2012 (File No. 001-32833)

3.83	Certificate of Incorporation, filed May 8, 1985, of Am-Safe, Inc. (now known as AmSafe, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.84	Certificate of Amendment of Certificate of Incorporation, filed May 19, 2005 of Am-Safe, Inc. (now known as AmSafe, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833

3.85	By-Laws of Am-Safe, Inc. (now known as AmSafe, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.86	Amended and Restated Certificate of Incorporation, filed January 20, 2012, of AmSafe Industries, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.87	Second Amended and Restated By-Laws of AmSafe Industries, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.88	Certificate of Incorporation, filed July 2, 2004, of Bridport Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.89	Amended and Restated By-Laws of Bridport Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.90	Certificate of Incorporation, filed September 10, 2007, of AP Global Acquisition Corp.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.91	Amended and Restated By-Laws of AP Global Acquisition Corp.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.92	Certificate of Incorporation, filed September 10, 2007, of AP Global Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.93	Amended and Restated By-Laws of AP Global Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.94	Certificate of Incorporation, filed October 16, 2007, of AmSafe Global Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.95	Second Amended and Restated By-Laws of AmSafe Global Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.96	Certificate of Incorporation, filed September 16, 1994, of Am-Safe Commercial Products, Inc. (now known as AmSafe Commercial Products, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.97	Certificate of Amendment of Certificate of Incorporation, filed May 19, 2005, of AmSafe Commercial Products, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.98	By Laws of Am-Safe Commercial Products, Inc. (now known as AmSafe Commercial Products, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.99	Certificate of Incorporation, filed September 2, 2008, of AmSafe—C Safe, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.100	By-Laws of AmSafe—C Safe, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.101	Certificate of Incorporation, filed May 9, 2000, of Erie Acquisition Corp. (now known as Bridport Erie Aviation, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.102	Certificate of Amendment, filed May 30, 2000, of Erie Acquisition Corp. (now known as Bridport Erie Aviation, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.103	Certificate of Amendment of Certificate of Incorporation, filed June 19, 2000, of Bridport Erie Aviation, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.104	Amended and Restated By-Laws of Erie Acquisition Corp. (now known as Bridport Erie Aviation, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.105	Articles of Incorporation, filed February 6, 1998, of Air Carrier Acquisition Corp. (now known as Bridport-Air Carrier, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.106	Articles of Amendment, filed February 23, 1998, of Air Carrier Acquisition Corp. (now known as Bridport-Air Carrier, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.107	Articles of Amendment, filed December 14, 1999, of Bridport-Air Carrier, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.108	Amended and Restated By-Laws of Bridport-Air Carrier, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.109	Restated Certificate of Incorporation, filed July 10, 1967, of Arkwin Industries, Inc.	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-4 filed June 27, 2013 (File No. 333-186494)

3.110	Certificate of Amendment, filed November 4, 1981, of Arkwin Industries, Inc.	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-4 filed June 27, 2013 (File No. 333-186494)

3.111	Certificate of Amendment, filed June 11, 1999, of Arkwin Industries, Inc.	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-4 filed June 27, 2013 (File No. 333-186494)

3.112	Bylaws of Arkwin Industries, Inc.	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-4 filed June 27, 2013 (File No. 333-186494)

3.113	Certificate of Formation, filed June 13, 2013, of Whippany Actuation Systems, LLC	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-4 filed June 27, 2013 (File No. 333-186494)

3.114	Limited Liability Agreement of Whippany Actuation Systems, LLC	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-4 filed June 27, 2013 (File No. 333-186494)

4.1	Form of Stock Certificate	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-1 filed March 13, 2006 (File No. 333-130483)

4.2	Indenture, dated as of December 14, 2010, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee relating to TransDigm Inc.’s 7 3/4% Senior Subordinated Notes due 2018	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 5, 2010 (File No. 001-32833)

4.3	First Supplemental Indenture, dated as of September 22, 2011, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 23, 2006 (File No. 001-32833)

4.4	Second Supplemental Indenture, dated as of December 9, 2011, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 12, 2012 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
4.5	Third Supplemental Indenture, dated as of February 15, 2012, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 21, 2012 (File No. 001-32833)

4.6	Fourth Supplemental Indenture, dated as of September 14, 2012, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form 8-K filed September 17, 2012 (File No 001-32833)

4.7	Fifth Supplemental Indenture, dated as of June 5, 2013, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed June 11, 2013 (File No. 001-32833)

4.8	Sixth Supplemental Indenture, dated as of June 26, 2013, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and the Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to the TransDigm Group Incorporated’s Form 8-K filed July 1, 2013 (File No. 001-32833)

4.9	Indenture, dated as of October 15, 2012, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 5 1/2% Senior Subordinated Notes due 2020	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed October 15, 2012 (File No. 001-32833)

4.10	First Supplemental Indenture, dated as of June 5, 2013, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed June 11, 2013 (File No. 001-32833)

4.11	Second Supplemental Indenture, dated as of June 26, 2013, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and the Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to the TransDigm Group Incorporated’s Form 8-K filed July 1, 2013 (File No. 001-32833)

4.12	Indenture, dated as of July 1, 2013, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 7 1/2% Senior Subordinated Notes due 2021	Incorporated by reference to the TransDigm Group Incorporated’s Form 8-K filed July 3, 2013 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
4.13	Form 7 3/4% Senior Subordinated Notes due 2018	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 18, 2011 (File No. 001-32833)

4.14	Form of 5 1/2% Senior Subordinated Notes due 2020	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 16, 2012 (File No. 001-32833)

4.15	Form of 7 1/2% Senior Subordinated Notes due 2021	Incorporated by reference to the TransDigm Group Incorporated’s Form 8-K filed July 3, 2013 (File No. 001-32833)

4.16	Form of Notation of Guarantee of 7 3/4% Senior Subordinated Notes due 2018	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 18, 2011 (File No. 001-32833)

4.17	Form of Notation of Guarantee of 5 1/2% Senior Subordinated Notes due 2020	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed November 16, 2012 (File No. 001-32833)

4.18	Form of Notation of Guarantee of 7 1/2% Senior Subordinated Notes due 2021	Incorporated by reference to the TransDigm Group Incorporated’s Form 8-K filed July 3, 2013 (File No. 001-32833)

5.1	Opinion of Jones Day	Filed herewith

5.2	Opinion of Baker Hostetler LLP	Filed herewith

5.3	Opinion of Perkins Coie LLP	Filed herewith

5.4	Opinion of Shipman & Goodwin LLP	Filed herewith

10.1	Second Amended and Restated Employment Agreement, dated February 24, 2011, between TransDigm Group Incorporated and W. Nicholas Howley*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.2	Amendment to Second Amended and Restated Employment Agreement dated October 24, 2012, between TransDigm Group Incorporated and W. Nicholas Howley*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed October 25, 2012 (File No. 001-32833)

10.3	Second Amended and Restated Employment Agreement, dated February 24, 2011, between Raymond Laubenthal and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.4	Second Amended and Restated Employment Agreement, dated February 24, 2011, between Gregory Rufus and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.5	Employment Agreement, dated February 24, 2011, between Robert Henderson and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.6	First Amendment to Employment Agreement, dated April 20, 2012, between Robert Henderson and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed April 24, 2012 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.7	Employment Agreement, dated February 24, 2011, between Bernt Iversen and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.8	First Amendment to Employment Agreement, dated April 20, 2012, between Bernt Iversen and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed April 24, 2012 (File No. 001-32833)

10.9	Employment Agreement, dated April 20, 2012, between James Skulina and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed April 24, 2012 (File No. 001-32833)

10.10	Employment Agreement, dated April 20, 2012, between Peter Palmer and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed April 24, 2012 (File No. 001-32833)

10.11	Form of Amendment to Employment Agreement between each of Raymond Laubenthal, Gregory Rufus, Robert Henderson, Bernt Iverson, Peter Palmer and James Skulina, and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed October 25, 2012 (File No. 001-32833)

10.12	Employment Agreement, dated July 30, 2012, between John Leary and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed July 31, 2012 (File No. 001-32833)

10.13	TransDigm Group Incorporated Fourth Amended and Restated 2003 Stock Option Plan*	Incorporated by reference to Amendment No. 1 to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed November 8, 2006 (File No. 333-137937)

10.14	Amendment No. 1 to TransDigm Group Incorporated Fourth Amended and Restated 2003 Stock Option Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

10.15	Amendment No. 2 to TransDigm Group Incorporated Fourth Amended and Restated Stock Option Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed August 7, 2008 (File No. 001-32833)

10.16	Amendment No. 3 to TransDigm Group Incorporated Fourth Amended and Restated Stock Option Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed April 28, 2009 (File No. 001-32833)

10.17	Form of Management Option Agreement, between TD Holding Corporation and the applicable executive regarding the time vested options granted to such executive under the 2003 Stock Option Plan (pre-IPO)*	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4, filed August 29, 2003 (File No. 333-10834006)

10.18	Form of Management Option Agreement, between TD Holding Corporation and the applicable executive regarding the performance vested options granted to such executive under the 2003 Stock Option Plan (pre-IPO)*	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4, filed August 29, 2003 (File No. 333-10834006)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.19	Form of Management Option Agreement, between TransDigm Group Incorporated and the applicable executive regarding the time vested options granted to such executive under the Fourth Amended and Restated 2003 Stock Option Plan (post-IPO)*	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 28, 2006 (File No. 001-32833)

10.20	Form of Management Option Agreement, between TransDigm Group Incorporated and the applicable executive regarding the performance vested options granted to such executive under the Fourth Amended and Restated 2003 Stock Option Plan (post-IPO)*	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 28, 2006 (File No. 001-32833)

10.21	TransDigm Group Incorporated 2006 Stock Incentive Plan*	Incorporated by reference to Amendment No. 3 to Form S-1 filed March 13, 2006 (File No. 333-130483)

10.22	Amendment No. 1, dated October 20, 2006, to the TransDigm Group Incorporated 2006 Stock Incentive Plan*	Incorporated by reference to Amendment No. 1 to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed November 7, 2006 (File No. 333-137937)

10.23	Second Amendment to TransDigm Group Incorporated 2006 Stock Incentive Plan, dated April 25, 2008*	Incorporated by reference to TransDigm Group Incorporated’s Schedule 14A filed June 6, 2008 (File No. 001-32833)

10.24	Form of Option Agreement under 2008 stock incentive program under TransDigm Group Incorporated 2006 Stock Incentive Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed November 21, 2008 (File No. 001-32833)

10.25	Form of Amendment to Stock Option Agreement made in January 2011 to options under 2008 stock incentive program	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed January 18, 2011 (File No. 001-32833)

10.26	Form of Option Agreement under 2008 stock incentive program, incorporating amendments made in January 2011 (in the form of options granted in fiscal 2011)*	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 28, 2011 (File No. 001-32833)

10.27	Text of Option Amendments made in February 2011 (to options under 2003 Stock Option Plan and under 2008 stock incentive program)*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.28	Form of Option Agreement under 2008 stock incentive program (in the form of options granted in fiscal 2011 for extension options)*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed March 7, 2011 (File No. 001-32833)

10.29	Text of Option Amendments made in April 2011 (to options under 2008 stock incentive program for optionees who received extension options)*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed May 3, 2011 (File No. 001-32833)

10.30	Form of Option Agreement under the 2008 stock incentive program (in the form of options granted in fiscal 2012)*	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2012 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.31	Third Amended and Restated TransDigm Group Incorporated 2003 Stock Option Plan Dividend Equivalent Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed October 6, 2009 (File No. 001-32833)

10.32	Second Amended and Restated TransDigm Group Incorporated 2006 Stock Incentive Plan Dividend Equivalent Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed October 6, 2009 (File No. 001-32833)

10.33	Amended and Restated TransDigm Inc. Executive Retirement Savings Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 22, 2005 (File No. 333-10834006)

10.34	Credit Agreement, dated as of December 6, 2010, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the financial institutions from time to time party thereto, as lenders, Credit Suisse AG, as administrative agent and collateral agent, Credit Suisse Securities (USA) LLC and UBS Securities LLC, as joint lead arrangers, Credit Suisse Securities (USA) LLC, UBS Securities LLC, Morgan Stanley Senior Funding, Inc. and Barclays Capital, as joint bookrunners, UBS Securities LLC, as syndication agent, and Mizuho Corporate Bank, Ltd. And PNC Capital Markets, LLC as co-documentation agents	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 9, 2010 (File No. 001-32833)

10.35	Amendment No. 1, dated as of March 25, 2011, to Credit Agreement dated as of December 6, 2010, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, as lenders, Credit Suisse AG, as administrative agent and collateral agent, Credit Suisse securities (USA) LLC and UBS Securities LLC, as joint lead arrangers, Credit Suisse Securities (USA) LLC, UBS Securities LLC, Morgan Stanley Senior Funding, Inc. and Barclays Capital, as joint bookrunners, UBS Securities LLC, as syndication agent, and Mizuho Corporate Bank, Ltd. And PNC Capital market LLC, as co-documentation agents	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed March 28, 2011 (File No. 001-32833)

10.36	Incremental Revolving Credit Assumption Agreement, dated as of February 15, 2012, relating to the Credit Agreement, dated as of December 6 , 2010 (as amended by Amendment No. 1 dated as of March 25, 2011), among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 21, 2012 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.37	Amendment No. 2, dated as of October 9, 2012, relating to the Credit Agreement, dated as of December 6, 2010 (as amended by Amendment No. 1, dated as of March 25, 2011), among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed October 15, 2012 (File No. 001-32833)

10.38	Joinder Agreement dated as of December 6, 2010, among McKechnie Aerospace Holdings, Inc., McKechnie Aerospace DE, Inc., McKechnie Aerospace US LLC, McKechnie Aerospace Investments, Inc., Valley-Todeco, Inc., Hartwell Corporation, Western Sky Industries, LLC, Texas Rotronics, Inc. and Credit Suisse AG, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 9, 2010 (File No. 001-32833)

10.39	Form of Joinder Agreement, dated as of September 22, 2011, between Schneller Holdings LLC, Schneller LLC, Schneller International Sales Corp. and Credit Suisse, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed November 18, 2011 (File No. 001-32833)

10.40	Joinder Agreement, dated as of December 9, 2011, between Harco Laboratories, Incorporated and Credit Suisse AG, as agent, to the Credit Agreement, dated as of December 6, 2010, as amended.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 12, 2011 (File No. 001-32833)

10.41	Joinder Agreement, dated as of February 15, 2012, among AmSafe Global Holdings, Inc, AP Global Holdings, Inc., AP Global Acquisition Corp., AmSafe Industries, Inc., Bridport Holdings, Inc., AmSafe, Inc., AmSafe Aviation, Inc., AmSafe Bridport, Inc., AmSafe Commercial Products, Inc., Bridport-Air Carrier, Inc., Bridport Erie Aviation, Inc., AmSafe—C Safe, Inc. and Credit Suisse AG, as agent, to the Credit Agreement, dated as of December 6, 2010, as amended	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 21, 2012 (File No. 001-32833)

10.42	Credit Agreement, dated as of February 14, 2011, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the financial institutions party thereto, as lenders, Credit Suisse AG, as administrative agent and collateral agent, and Credit Suisse Securities (USA) LLC, as sole lead arranger and sole bookrunner	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 15, 2011 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.43	Amendment No. 1 and Incremental Term Loan Assumption Agreement, dated as of February 15, 2012, relating to Credit Agreement, dated as of February 14, 2011, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent, with Credit Suisse Securities (USA) LLC, UBS Securities LLC and RBC Capital Markets, as joint lead arrangers and joint bookrunners, and UBS Securities LLC, as syndication agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 21, 2012 (File No. 001-32833)

10.44	Amendment No. 2 and Incremental Term Loan Assumption Agreement, dated as of October 9, 2012, relating to Credit Agreement, dated as of February 14, 2011 (as amended by Amendment No. 1 and Incremental Term Loan Assumption Agreement, dated as of February 15, 2012), among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent, with Credit Suisse Securities (USA) LLC, UBS Securities LLC and RBC Capital Markets, as joint lead arrangers and joint bookrunners, and UBS Securities LLC, as syndication agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed October 15, 2012 (File No. 001-32833)

10.45	Amendment and Restatement Agreement, dated as of February 28, 2013, among TransDigm Inc., TransDigm Group Incorporated., Credit Suisse AG, as administrative agent and collateral agent, and the other agents and lenders listed therein	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed March 6, 2013 (File No. 001-32833)

10.46	Amended and Restated Credit Agreement, dated as of February 28, 2013, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto and Credit Suisse AG as Administrative Agreement and Collateral Agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed March 6, 2013 (File No. 001-32833)

10.47	Amendment No. 1, dated as of July 1, 2013, relating to the Amended and Restated Credit Agreement, dated as of February 28, 2013, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent	Incorporated by reference to the TransDigm Group Incorporated’s Form 8-K filed July 1, 2013 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.48	Incremental Term Loan Assumption Agreement, dated as of July 1, 2013, relating to Amended and Restated Credit Agreement, dated as of February 28, 2013, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto, as lenders, and Credit Suisse AG, as administrative agent	Incorporated by reference to the TransDigm Group Incorporated’s Form 8-K filed July 1, 2013 (File No. 001-32833)

10.49	Guarantee and Collateral Agreement, dated as of June 23, 2006, as amended and restated as of December 6, 2010, as further amended and restated as of February 14, 2011, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse AG as administrative agent and collateral agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 15, 2011 (File No. 001-32833)

10.50	Form of Joinder Agreement, dated as of September 22, 2011, between Schneller Holdings LLC, Schneller LLC, Schneller International Sales Corp. and Credit Suisse, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed November 18, 2011 (File No. 001-32833)

10.51	Joinder Agreement, dated as of December 9, 2011, between Harco Laboratories, Incorporated and Credit Suisse AG, as agent, to the Credit Agreement, dated as of February 14, 2011	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 12, 2011 (File No. 001-32833)

10.52	Joinder Agreement, dated as of February 15, 2012, among AmSafe Global Holdings, Inc, AP Global Holdings, Inc., AP Global Acquisition Corp., AmSafe Industries, Inc., Bridport Holdings, Inc., AmSafe, Inc., AmSafe Aviation, Inc., AmSafe Bridport, Inc., AmSafe Commercial Products, Inc., Bridport-Air Carrier, Inc., Bridport Erie Aviation, Inc., AmSafe—C Safe, Inc. and Credit Suisse AG, as agent, to the Credit Agreement, dated as of February 14, 2011, as amended	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 21, 2012 (File No. 001-32833)

10.53	Joinder Agreement, dated as of June 5, 2013, between Arkwin Industries, Inc. and Credit Suisse AG, as agent, to the Amended and Restated Credit Agreement, dated as of February 28, 2013	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed June 11, 2013 (File No. 001-32833)

10.54	Joinder Agreement, dated as of June 26, 2013, between Whippany Actuation Systems, LLC and Credit Suisse AG, as agent, to the Amended and Restated Credit Agreement, dated as of February 28, 2013	Incorporated by reference to the TransDigm Group Incorporated’s Form 8-K filed July 1, 2013 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.55	Supplement No. 1 dated as of September 22, 2011, to the Guarantee and Collateral Agreement, as amended and restated as of February 14, 2011, among Schneller Holdings LLC, Schneller LLC, Schneller International Sales Corp., and Credit Suisse AG, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed March 28, 2011 (File No. 001-32833)

10.56	Supplement No. 2. Dated as of December 9, 2011, between Harco Laboratories, Incorporated and Credit Suisse AG, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 9, 2011 (File No. 001-32833)

10.57	Supplement No. 3. Dated as of February 15, 2012, among AmSafe Global Holdings, Inc, AP Global Holdings, Inc., AP Global Acquisition Corp., AmSafe Industries, Inc., Bridport Holdings, Inc., AmSafe, Inc., AmSafe Aviation, Inc., AmSafe Bridport, Inc., AmSafe Commercial Products, Inc., Bridport-Air Carrier, Inc., Bridport Erie Aviation, Inc., AmSafe—C Safe, Inc. and Credit Suisse AG, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 21, 2012 (File No. 001-32833)

10.58	Guarantee and Collateral Agreement, dated June 23, 2006, as amended and restated as of December 6, 2010, February 14, 2011 and February 28, 2013, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent and collateral agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed March 6, 2013 (File No. 001-32833)

10.59	Supplement No. 1, dated as of June 5, 2013, between Arkwin Industries, Inc. and Credit Suisse AG, as agent, to the Guarantee and Collateral Agreement, dated as of June 23, 2006, as amended and restated	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed June 11, 2013 (File No. 001-32833)

10.60	Supplement No. 2, dated as of June 26, 2013, between Whippany Actuation Systems, LLC and Credit Suisse AG, as agent, to the Guarantee and Collateral Agreement, dated as of June 23, 2006, as amended and restated	Incorporated by reference to the TransDigm Group Incorporated’s Form 8-K filed July 1, 2013 (File No. 001-32833)

10.61	Commitment Letter dated January 20, 2012 among Credit Suisse Securities (USA) LLC, Credit Suisse AG, UBS Securities LLC, UBS Loan Finance LLC and TransDigm Group Incorporated	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833))

10.62	Stock Purchase Agreement, dated January 28, 2011, among TransDigm Inc., McKechnie Aerospace (Europe) Ltd., McKechnie Aerospace Investments, Inc., and Alcoa Global Fasteners, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 1, 2011 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
12.1	Statement of Computation of Ratio of Earnings to Fixed Charges	Incorporated by reference to Amendment No. 2 to TransDigm Group Incorporated’s Form S-4 filed May 21, 2013 (File No. 333-186494)

21.1	Subsidiaries of TransDigm Group Incorporated	Filed herewith

23.1	Consent of Independent Registered Public Accounting Firm	Filed herewith

23.2	Consent of Jones Day (included in Exhibit 5.1 hereto)	Filed herewith

23.3	Consent of Baker Hostetler LLP (included in Exhibit 5.2 hereto)	Filed herewith

23.4	Consent of Perkins Coie LLP (included in Exhibit 5.3 hereto)	Filed herewith

23.5	Consent of Shipman & Goodwin LLP (included in Exhibit 5.4 hereto)	Filed herewith

24.1	Power of Attorney with respect to TransDigm Inc. (included in the signature pages hereto)	Filed herewith

24.2	Power of Attorney with respect to TransDigm Group Incorporated (included in the signature pages hereto)	Filed herewith

24.3	Power of Attorney with respect to Champion Aerospace LLC (included in the signature pages hereto)	Filed herewith

24.4	Power of Attorney with respect to Adams Rite Aerospace, Inc. (included in the signature pages hereto)	Filed herewith

24.5	Power of Attorney with respect to MarathonNorco Aerospace, Inc. (included in the signature pages hereto)	Filed herewith

24.6	Power of Attorney with respect to Avionic Instruments LLC (included in the signature pages hereto)	Filed herewith

24.7	Power of Attorney with respect to Skurka Aerospace Inc. (included in the signature pages hereto)	Filed herewith

24.8	Power of Attorney with respect to CDA Intercorp LLC (included in the signature pages hereto)	Filed herewith

24.9	Power of Attorney with respect to Aviation Technologies, Inc. (included in the signature pages hereto)	Filed herewith

24.10	Power of Attorney with respect to AvtechTyee, Inc. (included in the signature pages hereto)	Filed herewith

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
24.11	Power of Attorney with respect to Transicoil LLC (included in the signature pages hereto)	Filed herewith

24.12	Power of Attorney with respect to Malaysian Aerospace Services, Inc. (included in the signature pages hereto)	Filed herewith

24.13	Power of Attorney with respect to AeroControlex Group, Inc. (included in the signature pages hereto)	Filed herewith

24.14	Power of Attorney with respect to Acme Aerospace, Inc. (included in the signature pages hereto)	Filed herewith

24.15	Power of Attorney with respect to Dukes Aerospace, Inc. (included in the signature pages hereto)	Filed herewith

24.16	Power of Attorney with respect to CEF Industries, LLC (included in the signature pages hereto)	Filed herewith

24.17	Power of Attorney with respect to Bruce Aerospace Inc. (included in the signature pages hereto)	Filed herewith

24.18	Power of Attorney with respect to Bruce Industries, Inc. (included in the signature pages hereto)	Filed herewith

24.19	Power of Attorney with respect to Semco Instruments, Inc. (included in the signature pages hereto)	Filed herewith

24.20	Power of Attorney with respect to Hartwell Corporation (included in the signature pages hereto)	Filed herewith

24.21	Power of Attorney with respect to McKechnie Aerospace DE, Inc. (included in the signature pages hereto)	Filed herewith

24.22	Power of Attorney with respect to McKechnie Aerospace Holdings, Inc. (included in the signature pages hereto)	Filed herewith

24.23	Power of Attorney with respect to McKechnie Aerospace Investments, Inc. (included in the signature pages hereto)	Filed herewith

24.24	Power of Attorney with respect to McKechnie Aerospace US LLC (included in the signature pages hereto)	Filed herewith

24.25	Power of Attorney with respect to Texas Rotronics, Inc. (included in the signature pages hereto)	Filed herewith

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
24.26	Power of Attorney with respect to Western Sky Industries, LLC (included in the signature pages hereto)	Filed herewith

24.27	Power of Attorney with respect to Schneller Holdings LLC (included in the signature pages hereto)	Filed herewith

24.28	Power of Attorney with respect to Schneller International Sales Corp. (included in the signature pages hereto)	Filed herewith

24.29	Power of Attorney with respect to Schneller LLC (included in the signature pages hereto)	Filed herewith

24.30	Power of Attorney with respect to Harco Laboratories, Incorporated (included in the signature pages hereto)	Filed herewith

24.31	Power of Attorney with respect to AmSafe Global Holdings, Inc. (included in the signature pages hereto)	Filed herewith

24.32	Power of Attorney with respect to AP Global Holdings, Inc. (included in the signature pages hereto)	Filed herewith

24.33	Power of Attorney with respect to AP Global Acquisition Corp. (included in the signature pages hereto)	Filed herewith

24.34	Power of Attorney with respect to AmSafe Industries, Inc. (included in the signature pages hereto)	Filed herewith

24.35	Power of Attorney with respect to Bridport Holdings, Inc. (included in the signature pages hereto)	Filed herewith

24.36	Power of Attorney with respect to AmSafe, Inc. (included in the signature pages hereto)	Filed herewith

24.37	Power of Attorney with respect to AmSafe Commercial Products, Inc. (included in the signature pages hereto)	Filed herewith

24.38	Power of Attorney with respect to Bridport-Air Carrier, Inc. (included in the signature pages hereto)	Filed herewith

24.39	Power of Attorney with respect to Bridport Erie Aviation, Inc. (included in the signature pages hereto)	Filed herewith

24.40	Power of Attorney with respect to AmSafe – C Safe, Inc. (included in the signature pages hereto)	Filed herewith

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
24.41	Power of Attorney with respect to Arkwin Industries, Inc. (included in the signature pages hereto)	Filed herewith

24.42	Power of Attorney with respect to Whippany Actuation Systems, LLC (included in the signature pages hereto)	Filed herewith

25.1	Statement of Eligibility of Trustee with respect to the Indenture dated as of July 1, 2013, relating to the 7 1/2% Senior Subordinated Notes due 2021	Filed herewith

99.1	Form of Letter of Transmittal	Filed herewith

99.2	Form of Notice of Guaranteed Delivery	Filed herewith

99.3	Form of Letter to Clients	Filed herewith

99.4	Form of Letter to Nominees	Filed herewith

*	Indicates a management contract or compensation plan or arrangement.

Item 22. Undertakings.

The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(6) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(8) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, TransDigm Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July 2013.

TRANSDIGM INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus
Title: Executive Vice President, Chief Financial Officer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ W. Nicholas Howley W. Nicholas Howley	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Executive Vice President, Chief Financial Officer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	President, Chief Operating Officer and Director	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, TransDigm Group Incorporated has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July 2013.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus
Name: Gregory Rufus
Title: Executive Vice President, Chief Financial Officer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ W. Nicholas Howley W. Nicholas Howley	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Executive Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)	July 18, 2013

William Dries	Director

/s/ Mervin Dunn Mervin Dunn	Director	July 18, 2013

/s/ Michael Graff Michael Graff	Director	July 18, 2013

/s/ Sean Hennessy Sean Hennessy	Director	July 18, 2013

Signature	Title	Date

/s/ Douglas Peacock Douglas Peacock	Director	July 18, 2013

/s/ Robert Small Robert Small	Director	July 18, 2013

/s/ John Staer John Staer	Director	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Champion Aerospace LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July 2013.

CHAMPION AEROSPACE LLC

By:	TRANSDIGM INC., its sole member

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Executive Vice President, Chief Financial Officer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ W. Nicholas Howley W. Nicholas Howley	Chief Executive Officer and Chairman of the Board of Directors of TransDigm Inc., its sole member (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Executive Vice President, Chief Financial Officer, Secretary and Director of TransDigm Inc., its sole member (Principal Financial and Accounting Officer)	July 18, 2013

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	President, Chief Operating Officer and Director of TransDigm Inc., its sole member	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Adams Rite Aerospace, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July 2013.

ADAMS RITE AEROSPACE, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, MarathonNorco Aerospace, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

MARATHONNORCO AEROSPACE, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Avionic Instruments LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

AVIONIC INSTRUMENTS LLC

By:	TRANSDIGM INC., its sole member

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Executive Vice President, Chief Financial Officer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ W. Nicholas Howley W. Nicholas Howley	Chief Executive Officer and Chairman of the Board of Directors of TransDigm Inc., its sole member (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Executive Vice President, Chief Financial Officer, Secretary and Director of TransDigm Inc., its sole member (Principal Financial and Accounting Officer)	July 18, 2013

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	President, Chief Operating Officer and Director of TransDigm Inc., its sole member	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Skurka Aerospace Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

SKURKA AEROSPACE INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

/s/ Robert S. Henderson Robert S. Henderson	Director	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CDA InterCorp LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

CDA INTERCORP LLC

By:	TRANSDIGM INC., its sole member

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Executive Vice President, Chief Financial Officer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ W. Nicholas Howley W. Nicholas Howley	Chief Executive Officer and Chairman of the Board of Directors of TransDigm Inc., its sole member (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Executive Vice President, Chief Financial Officer, Secretary and Director of TransDigm Inc., its sole member (Principal Financial and Accounting Officer)	July 18, 2013

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	President, Chief Operating Officer and Director of TransDigm Inc., its sole member	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Aviation Technologies, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

AVIATION TECHNOLOGIES, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer, President and Director (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, AvtechTyee, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

AVTECHTYEE, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Robert S. Henderson Robert S. Henderson	Chief Executive Officer and Director (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Director	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Transicoil LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

TRANSICOIL LLC

By:	AVIATION TECHNOLOGIES, INC., its sole member

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer, President and Director of Aviation Technologies, Inc., its sole member (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director of Aviation Technologies, Inc., its sole member (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Malaysian Aerospace Services, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

MALAYSIAN AEROSPACE SERVICES, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer, President and Director (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, AeroControlex Group, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

AEROCONTROLEX GROUP, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer, President and Director (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Acme Aerospace, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

ACME AEROSPACE, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer and Director (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Dukes Aerospace, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

DUKES AEROSPACE, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ John Kuss John Kuss	President (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chairman of the Board of Directors	July 18, 2013

/s/ James Skulina James Skulina	Director	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CEF Industries, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

CEF INDUSTRIES, LLC

By:	TRANSDIGM INC., its sole member

By:	/s/ Gregory Rufus
Name: Gregory Rufus
Title: Executive Vice President, Chief Financial Officer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ W. Nicholas Howley W. Nicholas Howley	Chief Executive Officer and Chairman of the Board of Directors of TransDigm Inc., its sole member (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Executive Vice President, Chief Financial Officer, Secretary and Director of TransDigm Inc., its sole member (Principal Financial and Accounting Officer)	July 18, 2013

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	President, Chief Operating Officer and Director of TransDigm Inc., its sole member	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Bruce Aerospace Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

BRUCE AEROSPACE INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer and Director (Principal Executive Officer)	July 18, 2013

/s/ John Leary John Leary	Director	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Bruce Industries, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

BRUCE INDUSTRIES, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer and Director (Principal Executive Officer)	July 18, 2013

/s/ John Leary John Leary	Director	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Semco Instruments, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

SEMCO INSTRUMENTS, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer and Director (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

/s/ Vincent Sandoval Vincent Sandoval	President and Director	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Hartwell Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

HARTWELL CORPORATION

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

/s/ James Skulina James Skulina	Director	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, McKechnie Aerospace DE, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio on the 18th day of July, 2013.

MCKECHNIE AEROSPACE DE, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	President, Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, McKechnie Aerospace Holdings, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

MCKECHNIE AEROSPACE HOLDINGS, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	President and Director (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, McKechnie Aerospace Investments, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

MCKECHNIE AEROSPACE INVESTMENTS, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	President and Director (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, McKechnie Aerospace US LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

MCKECHNIE AEROSPACE US LLC

By:	MCKECHNIE AEROSPACE DE, INC. its sole member

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	President, Chief Executive Officer and Chairman of the Board of Directors of McKechnie Aerospace DE, Inc., its sole member (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director of McKechnie Aerospace DE, Inc., its sole member (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Texas Rotronics, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

TEXAS ROTRONICS, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer, President and Director (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Western Sky Industries, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

WESTERN SKY INDUSTRIES, LLC

By:	MCKECHNIE AEROSPACE INVESTMENTS, INC., its sole member

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	President and Director of McKechnie Aerospace Investments, Inc., its sole member (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director of McKechnie Aerospace Investments, Inc., its sole member (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Schneller Holdings LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

SCHNELLER HOLDINGS LLC

By:	TRANSDIGM INC., its sole member

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Executive Vice President, Chief Financial Officer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ W. Nicholas Howley W. Nicholas Howley	Chief Executive Officer and Chairman of the Board of Directors of TransDigm Inc., its sole member (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Executive Vice President, Chief Financial Officer, Secretary and Director of TransDigm Inc., its sole member (Principal Financial and Accounting Officer)	July 18, 2013

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	President, Chief Operating Officer and Director of TransDigm Inc., its sole member	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Schneller LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

SCHNELLER LLC

By:	SCHNELLER HOLDINGS LLC, its sole member

By:	TRANSDIGM INC., as managing member of SCHNELLER HOLDINGS LLC

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Executive Vice President, Chief Financial Officer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ W. Nicholas Howley W. Nicholas Howley	Chief Executive Officer and Chairman of the Board of Directors of TransDigm Inc., managing member of Schneller Holdings LLC, its sole member (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Executive Vice President, Chief Financial Officer, Secretary and Director of TransDigm Inc., managing member of Schneller Holdings LLC, its sole member (Principal Financial and Accounting Officers)	July 18, 2013

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	President, Chief Operating Officer and Director of TransDigm Inc., managing member of Schneller Holdings LLC, its sole member	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Schneller International Sales Corp. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

SCHNELLER INTERNATIONAL SALES CORP.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Harco Laboratories, Incorporated has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

HARCO LABORATORIES, INCORPORATED

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer and Director (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

/s/ Michael Milardo Michael Milardo	President and Director	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, AmSafe Global Holdings, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

AMSAFE GLOBAL HOLDINGS, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, AP Global Holdings, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

AP GLOBAL HOLDINGS, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer, President and Director (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, AP Global Acquisition Corp., Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

AP GLOBAL ACQUISITION CORP.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer and Director (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, AmSafe Industries, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

AMSAFE INDUSTRIES, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Bridport Holdings, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

BRIDPORT HOLDINGS, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer, President and Director (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, AmSafe, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

AMSAFE, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, AmSafe Commercial Products, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

AMSAFE COMMERCIAL PRODUCTS, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Bridport-Air Carrier, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

BRIDPORT-AIR CARRIER, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer, President and Director (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Secretary, Treasurer and Director (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Bridport Erie Aviation, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

BRIDPORT ERIE AVIATION, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond. F. Laubenthal	Chief Executive Officer, President and Director (Principal Executive Officer)	July 18, 2013

/s/ Robert Henderson Robert Henderson	Director	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Secretary, Treasurer and Director (Principal Financial and Accounting Officer)	July 18, 2013

/s/ W. Nicholas Howley W. Nicholas Howley	Director	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, AmSafe – C Safe, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

AMSAFE – C SAFE, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	Chief Executive Officer, President and Director (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Secretary, Treasurer and Director (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Arkwin Industries, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

ARKWIN INDUSTRIES, INC.

By:	/s/ Gregory Rufus
Name: Gregory Rufus Title: Treasurer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Raymond F. Laubenthal Raymond. F. Laubenthal	Chief Executive Officer and Director (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Treasurer and Secretary and Director (Principal Financial and Accounting Officer)	July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Whippany Actuation Systems, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 18th day of July, 2013.

WHIPPANY ACTUATION SYSTEMS, LLC

By:	TRANSDIGM INC., its sole member

	By:	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Executive Vice President, Chief Financial Officer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below authorizes W. Nicholas Howley and Gregory Rufus, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ W. Nicholas Howley W. Nicholas Howley	Chief Executive Officer and Chairman of the Board of Directors of TransDigm Inc., its sole member (Principal Executive Officer)	July 18, 2013

/s/ Gregory Rufus Gregory Rufus	Executive Vice President, Chief Financial Officer, Secretary and Director of TransDigm Inc., its sole member (Principal Financial and Accounting Officer)	July 18, 2013

/s/ Raymond F. Laubenthal Raymond F. Laubenthal	President, Chief Operating Officer and Director of TransDigm Inc., its sole member	July 18, 2013

EXHIBIT INDEX

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
2.1	Stock Purchase Agreement dated September 25, 2010, among McKechnie Holdings LLC, TransDigm Inc. and TransDigm Group Incorporated	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 28, 2010 (File No. 001-32833)

2.2	Agreement and Plan of Merger by and among AmSafe Global Holdings, Inc., AGH Acquisition Inc., TransDigm Inc. and TransDigm Group Incorporated dated January 20, 2012	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed January 23, 2012 (File No. 001-32833)

3.1	Amended and Restated Certificate of Incorporation, filed March 14, 2006, of TransDigm Incorporated	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-1 filed March 13, 2006 (File No. 333-130483)

3.2	Amended and Restated Bylaws of TransDigm Group Incorporated, as amended	Incorporated by reference to Form S-4 filed June 8, 2011 (File No. 001-174781)

3.3	Certificate of Incorporation, filed July 2, 1993, of NovaDigm Acquisition, Inc. (now known as TransDigm Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.4	Certificate of Amendment, filed July 22, 1993, of the Certificate of Incorporation of NovaDigm Acquisition, Inc. (now known as TransDigm Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.5	Bylaws of NovaDigm Acquisition, Inc. (now known as TransDigm Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.6	Certificate of Incorporation, filed March 28, 1994, of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.7	Certificate of Amendment, filed May 18, 1994, of the Certificate of Incorporation of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.8	Certificate of Amendment, filed May 24, 1994, of the Certificate of Incorporation of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.9	Certificate of Amendment, filed August 28, 2003, of the Certificate of Incorporation of Marathon Power Technology Company (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 28, 2006 (File No. 001-32833)

3.10	Bylaws of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.11	Articles of Incorporation, filed July 30, 1986, of ARP Acquisition Corporation (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.12	Certificate of Amendment, filed September 12, 1986, of the Articles of Incorporation of ARP Acquisition Corporation (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.13	Certificate of Amendment, filed January 27, 1992, of the Articles of Incorporation of Adams Rite Products, Inc. (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.14	Certificate of Amendment, filed December 31, 1992, of the Articles of Incorporation of Adams Rite Products, Inc. (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.15	Certificate of Amendment, filed August 11, 1997, of the Articles of Incorporation of Adams Rite Sabre International, Inc. (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.16	Amended and Restated Bylaws of Adams Rite Aerospace, Inc.	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4 filed January 29, 1999 (File No. 333-71397)

3.17	Certificate of Formation, effective June 30, 2007, of Champion Aerospace LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.18	Limited Liability Company Agreement of Champion Aerospace LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.19	Certificate of Formation, effective June 29, 2007, of Avionic Instruments LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

3.20	Limited Liability Company Agreement of Avionic Instruments LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.21	Certificate of Incorporation, filed December 22, 2004, of Skurka Aerospace Inc.	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed October 11, 2006 (File No. 333-137937)

3.22	Bylaws of Skurka Aerospace Inc.	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed October 11, 2006 (File No. 333-137937)

3.23	Certificate of Conversion, effective June 30, 2007, converting CDA InterCorp into CDA InterCorp LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.24	Operating Agreement of CDA InterCorp LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.25	Certificate of Incorporation, filed March 7, 2003, of Wings Holdings, Inc. (now known as Aviation Technologies, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.26	Certificate of Amendment of Certificate of Incorporation, filed May 12, 2003, of Wings Holdings, Inc. (now known as Aviation Technologies, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.27	Certificate of Amendment of Certificate of Incorporation, filed July 17, 2003, of Wings Holdings, Inc. (now known as Aviation Technologies, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.28	Bylaws of Wings Holdings, Inc. (now known as Aviation Technologies, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.29	Articles of Incorporation, filed October 3, 1963, of Avtech Corporation (now known as AvtechTyee, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.30	Articles of Amendment of Articles of Incorporation, filed March 30, 1984, of Avtech Corporation (now known as AvtechTyee, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.31	Articles of Amendment of Articles of Incorporation, filed April 17, 1989, of Avtech Corporation (now known as AvtechTyee, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.32	Articles of Amendment of Articles of Incorporation, filed July 17, 1998, of Avtech Corporation (now known as AvtechTyee, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.33	Articles of Amendment of Articles of Incorporation, filed May 20, 2003, of Avtech Corporation (now known as AvtechTyee, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)

3.34	Articles of Amendment of Articles of Incorporation, filed May 2, 2012, of AvetechTyee, Inc.	Incorporated by reference to TransDigm Inc.’s Form 10-K filed November 16, 2012 (File No. 333-32833)

3.35	Bylaws of Avtech Corporation (now known as AvtechTyee, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.36	Certificate of Formation, effective June 30, 2007, of Transicoil LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.37	Limited Liability Company Agreement of Transicoil LLC	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.38	Certificate of Incorporation, filed May 17, 2006, of Bruce Industries Acquisition Corp. (now known as Malaysian Aerospace Services, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.39	Certificate of Amendment of Certificate of Incorporation, filed January 19, 2007, of Bruce Industries Acquisition Corp. (now known as Malaysian Aerospace Services, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.40	Bylaws of Bruce Industries Acquisition Corp. (now known as Malaysian Aerospace Services, Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.41	Certificate of Incorporation, filed June 18, 2007, of AeroControlex Group, Inc.	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.42	Bylaws of AeroControlex Group, Inc.	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed July 6, 2007 (File No. 333-144366)

3.43	Certificate of Incorporation filed August 6, 2007, of Bruce Aerospace Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

3.44	Bylaws of Bruce Aerospace Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

3.45	Articles of Incorporation, filed February 6, 2006 of Bruce Industries, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

3.46	Bylaws of Bruce Industries, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

3.47	Certificate of Formation, filed September 30, 2009, of CEF Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 24, 2009 (File No. 001-32833)

3.48	Limited Liability Company Agreement of CEF Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 24, 2009 (File No. 001-32833)

3.49	Certificate of Incorporation, filed July 10, 2009, of Acme Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed August 5, 2009 (File No. 001-32833)

3.50	Bylaws of Acme Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed August 5, 2009 (File No. 001-32833)

3.51	Certificate of Incorporation, filed November 20, 2009, of Dukes Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 4, 2009 (File No. 001-32833)

3.52	Bylaws of Dukes Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 4, 2009 File No. 001-32833)

3.53	Certificate of Incorporation of Semco Instruments, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 7, 2010 (File No. 001-32833)

3.54	Certificate of Amendment to Certificate of Incorporation, filed October 17, 2012 of Semco Instruments, Inc.	Incorporated by reference to TransDigm Inc.’s Form 10-K filed November 16, 2012 (File No. 333-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.55	Amended and Restated Bylaws of Semco Instruments, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 7, 2010 (File No. 001-32833)

3.56	Certificate of Incorporation, filed April 25, 2007, of McKechnie Aerospace Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.57	Bylaws of McKechnie Aerospace Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.58	Certificate of Incorporation, filed April 13, 2007, of McKechnie Aerospace DE, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.59	Bylaws of McKechnie Aerospace DE, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.60	Certificate of Formation, filed May 11, 2005, of Melrose US 3 LLC (now known as McKechnie Aerospace US LLC)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.61	Certificate of Amendment to Certificate of Formation, filed May 11, 2007, of Melrose US 3 LLC (now known as McKechnie Aerospace US LLC)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.62	Limited Liability Agreement of McKechnie Aerospace US LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.63	Certificate of Incorporation, filed December 11, 1998, of McKechnie US Holdings Inc. (now known as McKechnie Aerospace Investments, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.64	Certificate of Amendment to the Certificate of Incorporation, filed May 11, 2007, of McKechnie Investments, Inc. (now known as McKechnie Aerospace Investments, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.65	Amended and Restated Bylaws of McKechnie Aerospace Investments, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.66	Certificate of Formation, filed February 29, 2000, of Western Sky Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.67	Second Amended and Restated Limited Liability Agreement of Western Sky Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.68	Articles of Incorporation, filed May 10, 1957, of Hartwell Aviation Supply Company (now known as Hartwell Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.69	Certificate of Amendment of Articles of Incorporation, filed June 9, 1960, of Hartwell Aviation Supply Company (now known as Hartwell Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.70	Certificate of Amendment of Articles of Incorporation, filed October 23, 1987, of Hartwell Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.71	Certificate of Amendment of Articles of Incorporation, filed April 9, 1997, of Hartwell Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.72	Bylaws of Hartwell Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.73	Articles of Incorporation, filed August 6, 1999, of Texas Rotronics, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.74	Bylaws of Texas Rotronics, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2011 (File No. 001-32833)

3.75	Amended and Restated Certificate of Incorporation filed October 4, 2011, of Harco Laboratories, Incorporated	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2012 (File No. 001-32833)

3.76	Amended and Restated By-Laws of Harco Laboratories, Incorporated	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2012 (File No. 001-32833)

3.77	Limited Liability Company Certificate of Formation, filed May 30, 2007, of Schneller LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2012 (File No. 001-32833)

3.78	Amended and Restated Limited Liability Company Agreement, filed August 31, 2011 of Schneller LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2012 (File No. 001-32833)

3.79	Limited Liability Company Certificate of Formation, filed May 30, 2007, of Schneller Holdings LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2012 (File No. 001-32833)

3.80	Amended and Restated Limited Liability Company Agreement, filed August 31, 2011 of Schneller Holdings LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2012 (File No. 001-32833)

3.81	Articles of Incorporation, filed December 22, 2004, of Schneller International Sales Corp.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2012 (File No. 001-32833)

3.82	Code of Regulations of Schneller International Sales Corp.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2012 (File No. 001-32833)

3.83	Certificate of Incorporation, filed May 8, 1985, of Am-Safe, Inc. (now known as AmSafe, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.84	Certificate of Amendment of Certificate of Incorporation, filed May 19, 2005 of Am-Safe, Inc. (now known as AmSafe, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833

3.85	By-Laws of Am-Safe, Inc. (now known as AmSafe, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.86	Amended and Restated Certificate of Incorporation, filed January 20, 2012, of AmSafe Industries, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.87	Second Amended and Restated By-Laws of AmSafe Industries, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.88	Certificate of Incorporation, filed July 2, 2004, of Bridport Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.89	Amended and Restated By-Laws of Bridport Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.90	Certificate of Incorporation, filed September 10, 2007, of AP Global Acquisition Corp.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.91	Amended and Restated By-Laws of AP Global Acquisition Corp.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.92	Certificate of Incorporation, filed September 10, 2007, of AP Global Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.93	Amended and Restated By-Laws of AP Global Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.94	Certificate of Incorporation, filed October 16, 2007, of AmSafe Global Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.95	Second Amended and Restated By-Laws of AmSafe Global Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.96	Certificate of Incorporation, filed September 16, 1994, of Am-Safe Commercial Products, Inc. (now known as AmSafe Commercial Products, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.97	Certificate of Amendment of Certificate of Incorporation, filed May 19, 2005, of AmSafe Commercial Products, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.98	By Laws of Am-Safe Commercial Products, Inc. (now known as AmSafe Commercial Products, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.99	Certificate of Incorporation, filed September 2, 2008, of AmSafe—C Safe, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.100	By-Laws of AmSafe – C Safe, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.101	Certificate of Incorporation, filed May 9, 2000, of Erie Acquisition Corp. (now known as Bridport Erie Aviation, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.102	Certificate of Amendment, filed May 30, 2000, of Erie Acquisition Corp. (now known as Bridport Erie Aviation, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.103	Certificate of Amendment of Certificate of Incorporation, filed June 19, 2000, of Bridport Erie Aviation, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.104	Amended and Restated By-Laws of Erie Acquisition Corp. (now known as Bridport Erie Aviation, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.105	Articles of Incorporation, filed February 6, 1998, of Air Carrier Acquisition Corp. (now known as Bridport-Air Carrier, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.106	Articles of Amendment, filed February 23, 1998, of Air Carrier Acquisition Corp. (now known as Bridport-Air Carrier, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.107	Articles of Amendment, filed December 14, 1999, of Bridport-Air Carrier, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.108	Amended and Restated By-Laws of Bridport-Air Carrier, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833)

3.109	Restated Certificate of Incorporation, filed July 10, 1967, of Arkwin Industries, Inc.	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-4 filed June 27, 2013 (File No. 333-186494)

3.110	Certificate of Amendment, filed November 4, 1981, of Arkwin Industries, Inc.	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-4 filed June 27, 2013 (File No. 333-186494)

3.111	Certificate of Amendment, filed June 11, 1999, of Arkwin Industries, Inc.	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-4 filed June 27, 2013 (File No. 333-186494)

3.112	Bylaws of Arkwin Industries, Inc.	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-4 filed June 27, 2013 (File No. 333-186494)

3.113	Certificate of Formation, filed June 13, 2013, of Whippany Actuation Systems, LLC	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-4 filed June 27, 2013 (File No. 333-186494)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.114	Limited Liability Agreement of Whippany Actuation Systems, LLC	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-4 filed June 27, 2013 (File No. 333-186494)

4.1	Form of Stock Certificate	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-1 filed March 13, 2006 (File No. 333-130483)

4.2	Indenture, dated as of December 14, 2010, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee relating to TransDigm Inc.’s 7 3/4% Senior Subordinated Notes due 2018	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 5, 2010 (File No. 001-32833)

4.3	First Supplemental Indenture, dated as of September 22, 2011, among TransDigm Inc., TransDigm Group Incorporated, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed September 23, 2006 (File No. 001-32833)

4.4	Second Supplemental Indenture, dated as of December 9, 2011, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 12, 2012 (File No. 001-32833)

4.5	Third Supplemental Indenture, dated as of February 15, 2012, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 21, 2012 (File No. 001-32833)

4.6	Fourth Supplemental Indenture, dated as of September 14, 2012, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Inc. and TransDigm Group Incorporated’s Form 8-K filed September 17, 2012 (File No 001-32833)

4.7	Fifth Supplemental Indenture, dated as of June 5, 2013, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed June 11, 2013 (File No. 001-32833)

4.8	Sixth Supplemental Indenture, dated as of June 26, 2013, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and the Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to the TransDigm Group Incorporated’s Form 8-K filed July 1, 2013 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
4.9	Indenture, dated as of October 15, 2012, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 5 1/2% Senior Subordinated Notes due 2020	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed October 15, 2012 (File No. 001-32833)

4.10	First Supplemental Indenture, dated as of June 5, 2013, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed June 11, 2013 (File No. 001-32833)

4.11	Second Supplemental Indenture, dated as of June 26, 2013, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and the Bank of New York Mellon Trust Company, N.A., as trustee	Incorporated by reference to the TransDigm Group Incorporated’s Form 8-K filed July 1, 2013 (File No. 001-32833)

4.12	Indenture, dated as of July 1, 2013, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 7 1/2% Senior Subordinated Notes due 2021	Incorporated by reference to the TransDigm Group Incorporated’s Form 8-K filed July 3, 2013 (File No. 001-32833)

4.13	Form 7 3/4% Senior Subordinated Notes due 2018	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 18, 2011 (File No. 001-32833)

4.14	Form of 5 1/2% Senior Subordinated Notes due 2020	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 16, 2012 (File No. 001-32833)

4.15	Form of 7 1/2% Senior Subordinated Notes due 2021	Incorporated by reference to the TransDigm Group Incorporated’s Form 8-K filed July 3, 2013 (File No. 001-32833)

4.16	Form of Notation of Guarantee of 7 3/4% Senior Subordinated Notes due 2018	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 18, 2011 (File No. 001-32833)

4.17	Form of Notation of Guarantee of 5 1/2% Senior Subordinated Notes due 2020	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed November 16, 2012 (File No. 001-32833)

4.18	Form of Notation of Guarantee of 7 1/2% Senior Subordinated Notes due 2021	Incorporated by reference to the TransDigm Group Incorporated’s Form 8-K filed July 3, 2013 (File No. 001-32833)

5.1	Opinion of Jones Day	Filed herewith

5.2	Opinion of Baker Hostetler LLP	Filed herewith

5.3	Opinion of Perkins Coie LLP	Filed herewith

5.4	Opinion of Shipman & Goodwin LLP	Filed herewith

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.1	Second Amended and Restated Employment Agreement, dated February 24, 2011, between TransDigm Group Incorporated and W. Nicholas Howley*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.2	Amendment to Second Amended and Restated Employment Agreement dated October 24, 2012, between TransDigm Group Incorporated and W. Nicholas Howley*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed October 25, 2012 (File No. 001-32833)

10.3	Second Amended and Restated Employment Agreement, dated February 24, 2011, between Raymond Laubenthal and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.4	Second Amended and Restated Employment Agreement, dated February 24, 2011, between Gregory Rufus and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.5	Employment Agreement, dated February 24, 2011, between Robert Henderson and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.6	First Amendment to Employment Agreement, dated April 20, 2012, between Robert Henderson and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed April 24, 2012 (File No. 001-32833)

10.7	Employment Agreement, dated February 24, 2011, between Bernt Iversen and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.8	First Amendment to Employment Agreement, dated April 20, 2012, between Bernt Iversen and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed April 24, 2012 (File No. 001-32833)

10.9	Employment Agreement, dated April 20, 2012, between James Skulina and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed April 24, 2012 (File No. 001-32833)

10.10	Employment Agreement, dated April 20, 2012, between Peter Palmer and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed April 24, 2012 (File No. 001-32833)

10.11	Form of Amendment to Employment Agreement between each of Raymond Laubenthal, Gregory Rufus, Robert Henderson, Bernt Iverson, Peter Palmer and James Skulina, and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed October 25, 2012 (File No. 001-32833)

10.12	Employment Agreement, dated July 30, 2012, between John Leary and TransDigm Group Incorporated*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed July 31, 2012 (File No. 001-32833)

10.13	TransDigm Group Incorporated Fourth Amended and Restated 2003 Stock Option Plan*	Incorporated by reference to Amendment No. 1 to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed November 8, 2006 (File No. 333-137937)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.14	Amendment No. 1 to TransDigm Group Incorporated Fourth Amended and Restated 2003 Stock Option Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 21, 2007 (File No. 001-32833)

10.15	Amendment No. 2 to TransDigm Group Incorporated Fourth Amended and Restated Stock Option Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed August 7, 2008 (File No. 001-32833)

10.16	Amendment No. 3 to TransDigm Group Incorporated Fourth Amended and Restated Stock Option Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed April 28, 2009 (File No. 001-32833)

10.17	Form of Management Option Agreement, between TD Holding Corporation and the applicable executive regarding the time vested options granted to such executive under the 2003 Stock Option Plan (pre-IPO)*	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4, filed August 29, 2003 (File No. 333-10834006)

10.18	Form of Management Option Agreement, between TD Holding Corporation and the applicable executive regarding the performance vested options granted to such executive under the 2003 Stock Option Plan (pre-IPO)*	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4, filed August 29, 2003 (File No. 333-10834006)

10.19	Form of Management Option Agreement, between TransDigm Group Incorporated and the applicable executive regarding the time vested options granted to such executive under the Fourth Amended and Restated 2003 Stock Option Plan (post-IPO)*	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 28, 2006 (File No. 001-32833)

10.20	Form of Management Option Agreement, between TransDigm Group Incorporated and the applicable executive regarding the performance vested options granted to such executive under the Fourth Amended and Restated 2003 Stock Option Plan (post-IPO)*	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 28, 2006 (File No. 001-32833)

10.21	TransDigm Group Incorporated 2006 Stock Incentive Plan*	Incorporated by reference to Amendment No. 3 to Form S-1 filed March 13, 2006 (File No. 333-130483)

10.22	Amendment No. 1, dated October 20, 2006, to the TransDigm Group Incorporated 2006 Stock Incentive Plan*	Incorporated by reference to Amendment No. 1 to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4 filed November 7, 2006 (File No. 333-137937)

10.23	Second Amendment to TransDigm Group Incorporated 2006 Stock Incentive Plan, dated April 25, 2008*	Incorporated by reference to TransDigm Group Incorporated’s Schedule 14A filed June 6, 2008 (File No. 001-32833)

10.24	Form of Option Agreement under 2008 stock incentive program under TransDigm Group Incorporated 2006 Stock Incentive Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed November 21, 2008 (File No. 001-32833)

10.25	Form of Amendment to Stock Option Agreement made in January 2011 to options under 2008 stock incentive program	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed January 18, 2011 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.26	Form of Option Agreement under 2008 stock incentive program, incorporating amendments made in January 2011 (in the form of options granted in fiscal 2011)*	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 28, 2011 (File No. 001-32833)

10.27	Text of Option Amendments made in February 2011 (to options under 2003 Stock Option Plan and under 2008 stock incentive program)*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 25, 2011 (File No. 001-32833)

10.28	Form of Option Agreement under 2008 stock incentive program (in the form of options granted in fiscal 2011 for extension options)*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed March 7, 2011 (File No. 001-32833)

10.29	Text of Option Amendments made in April 2011 (to options under 2008 stock incentive program for optionees who received extension options)*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed May 3, 2011 (File No. 001-32833)

10.30	Form of Option Agreement under the 2008 stock incentive program (in the form of options granted in fiscal 2012)*	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed February 8, 2012 (File No. 001-32833)

10.31	Third Amended and Restated TransDigm Group Incorporated 2003 Stock Option Plan Dividend Equivalent Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed October 6, 2009 (File No. 001-32833)

10.32	Second Amended and Restated TransDigm Group Incorporated 2006 Stock Incentive Plan Dividend Equivalent Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed October 6, 2009 (File No. 001-32833)

10.33	Amended and Restated TransDigm Inc. Executive Retirement Savings Plan*	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 22, 2005 (File No. 333-10834006)

10.34	Credit Agreement, dated as of December 6, 2010, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the financial institutions from time to time party thereto, as lenders, Credit Suisse AG, as administrative agent and collateral agent, Credit Suisse Securities (USA) LLC and UBS Securities LLC, as joint lead arrangers, Credit Suisse Securities (USA) LLC, UBS Securities LLC, Morgan Stanley Senior Funding, Inc. and Barclays Capital, as joint bookrunners, UBS Securities LLC, as syndication agent, and Mizuho Corporate Bank, Ltd. And PNC Capital Markets, LLC as co-documentation agents	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 9, 2010 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.35	Amendment No. 1, dated as of March 25, 2011, to Credit Agreement dated as of December 6, 2010, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, as lenders, Credit Suisse AG, as administrative agent and collateral agent, Credit Suisse securities (USA) LLC and UBS Securities LLC, as joint lead arrangers, Credit Suisse Securities (USA) LLC, UBS Securities LLC, Morgan Stanley Senior Funding, Inc. and Barclays Capital, as joint bookrunners, UBS Securities LLC, as syndication agent, and Mizuho Corporate Bank, Ltd. And PNC Capital market LLC, as co-documentation agents	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed March 28, 2011 (File No. 001-32833)

10.36	Incremental Revolving Credit Assumption Agreement, dated as of February 15, 2012, relating to the Credit Agreement, dated as of December 6 , 2010 (as amended by Amendment No. 1 dated as of March 25, 2011), among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 21, 2012 (File No. 001-32833)

10.37	Amendment No. 2, dated as of October 9, 2012, relating to the Credit Agreement, dated as of December 6, 2010 (as amended by Amendment No. 1, dated as of March 25, 2011), among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed October 15, 2012 (File No. 001-32833)

10.38	Joinder Agreement dated as of December 6, 2010, among McKechnie Aerospace Holdings, Inc., McKechnie Aerospace DE, Inc., McKechnie Aerospace US LLC, McKechnie Aerospace Investments, Inc., Valley-Todeco, Inc., Hartwell Corporation, Western Sky Industries, LLC, Texas Rotronics, Inc. and Credit Suisse AG, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 9, 2010 (File No. 001-32833)

10.39	Form of Joinder Agreement, dated as of September 22, 2011, between Schneller Holdings LLC, Schneller LLC, Schneller International Sales Corp. and Credit Suisse, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed November 18, 2011 (File No. 001-32833)

10.40	Joinder Agreement, dated as of December 9, 2011, between Harco Laboratories, Incorporated and Credit Suisse AG, as agent, to the Credit Agreement, dated as of December 6, 2010, as amended.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 12, 2011 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.41	Joinder Agreement, dated as of February 15, 2012, among AmSafe Global Holdings, Inc, AP Global Holdings, Inc., AP Global Acquisition Corp., AmSafe Industries, Inc., Bridport Holdings, Inc., AmSafe, Inc., AmSafe Aviation, Inc., AmSafe Bridport, Inc., AmSafe Commercial Products, Inc., Bridport-Air Carrier, Inc., Bridport Erie Aviation, Inc., AmSafe—C Safe, Inc. and Credit Suisse AG, as agent, to the Credit Agreement, dated as of December 6, 2010, as amended	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 21, 2012 (File No. 001-32833)

10.42	Credit Agreement, dated as of February 14, 2011, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the financial institutions party thereto, as lenders, Credit Suisse AG, as administrative agent and collateral agent, and Credit Suisse Securities (USA) LLC, as sole lead arranger and sole bookrunner	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 15, 2011 (File No. 001-32833)

10.43	Amendment No. 1 and Incremental Term Loan Assumption Agreement, dated as of February 15, 2012, relating to Credit Agreement, dated as of February 14, 2011, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent, with Credit Suisse Securities (USA) LLC, UBS Securities LLC and RBC Capital Markets, as joint lead arrangers and joint bookrunners, and UBS Securities LLC, as syndication agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 21, 2012 (File No. 001-32833)

10.44	Amendment No. 2 and Incremental Term Loan Assumption Agreement, dated as of October 9, 2012, relating to Credit Agreement, dated as of February 14, 2011 (as amended by Amendment No. 1 and Incremental Term Loan Assumption Agreement, dated as of February 15, 2012), among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent, with Credit Suisse Securities (USA) LLC, UBS Securities LLC and RBC Capital Markets, as joint lead arrangers and joint bookrunners, and UBS Securities LLC, as syndication agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed October 15, 2012 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.45	Amendment and Restatement Agreement, dated as of February 28, 2013, among TransDigm Inc., TransDigm Group Incorporated., Credit Suisse AG, as administrative agent and collateral agent, and the other agents and lenders listed therein	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed March 6, 2013 (File No. 001-32833)

10.46	Amended and Restated Credit Agreement, dated as of February 28, 2013, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto and Credit Suisse AG as Administrative Agreement and Collateral Agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed March 6, 2013 (File No. 001-32833)

10.47	Amendment No. 1, dated as of July 1, 2013, relating to the Amended and Restated Credit Agreement, dated as of February 28, 2013, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent	Incorporated by reference to the TransDigm Group Incorporated’s Form 8-K filed July 1, 2013 (File No. 001-32833)

10.48	Incremental Term Loan Assumption Agreement, dated as of July 1, 2013, relating to Amended and Restated Credit Agreement, dated as of February 28, 2013, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto, as lenders, and Credit Suisse AG, as administrative agent	Incorporated by reference to the TransDigm Group Incorporated’s Form 8-K filed July 1, 2013 (File No. 001-32833)

10.49	Guarantee and Collateral Agreement, dated as of June 23, 2006, as amended and restated as of December 6, 2010, as further amended and restated as of February 14, 2011, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse AG as administrative agent and collateral agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 15, 2011 (File No. 001-32833)

10.50	Form of Joinder Agreement, dated as of September 22, 2011, between Schneller Holdings LLC, Schneller LLC, Schneller International Sales Corp. and Credit Suisse, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed November 18, 2011 (File No. 001-32833)

10.51	Joinder Agreement, dated as of December 9, 2011, between Harco Laboratories, Incorporated and Credit Suisse AG, as agent, to the Credit Agreement, dated as of February 14, 2011	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 12, 2011 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.52	Joinder Agreement, dated as of February 15, 2012, among AmSafe Global Holdings, Inc, AP Global Holdings, Inc., AP Global Acquisition Corp., AmSafe Industries, Inc., Bridport Holdings, Inc., AmSafe, Inc., AmSafe Aviation, Inc., AmSafe Bridport, Inc., AmSafe Commercial Products, Inc., Bridport-Air Carrier, Inc., Bridport Erie Aviation, Inc., AmSafe—C Safe, Inc. and Credit Suisse AG, as agent, to the Credit Agreement, dated as of February 14, 2011, as amended	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 21, 2012 (File No. 001-32833)

10.53	Joinder Agreement, dated as of June 5, 2013, between Arkwin Industries, Inc. and Credit Suisse AG, as agent, to the Amended and Restated Credit Agreement, dated as of February 28, 2013	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed June 11, 2013 (File No. 001-32833)

10.54	Joinder Agreement, dated as of June 26, 2013, between Whippany Actuation Systems, LLC and Credit Suisse AG, as agent, to the Amended and Restated Credit Agreement, dated as of February 28, 2013	Incorporated by reference to the TransDigm Group Incorporated’s Form 8-K filed July 1, 2013 (File No. 001-32833)

10.55	Supplement No. 1 dated as of September 22, 2011, to the Guarantee and Collateral Agreement, as amended and restated as of February 14, 2011, among Schneller Holdings LLC, Schneller LLC, Schneller International Sales Corp., and Credit Suisse AG, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed March 28, 2011 (File No. 001-32833)

10.56	Supplement No. 2. Dated as of December 9, 2011, between Harco Laboratories, Incorporated and Credit Suisse AG, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed December 9, 2011 (File No. 001-32833)

10.57	Supplement No. 3. Dated as of February 15, 2012, among AmSafe Global Holdings, Inc, AP Global Holdings, Inc., AP Global Acquisition Corp., AmSafe Industries, Inc., Bridport Holdings, Inc., AmSafe, Inc., AmSafe Aviation, Inc., AmSafe Bridport, Inc., AmSafe Commercial Products, Inc., Bridport-Air Carrier, Inc., Bridport Erie Aviation, Inc., AmSafe—C Safe, Inc. and Credit Suisse AG, as agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 21, 2012 (File No. 001-32833)

10.58	Guarantee and Collateral Agreement, dated June 23, 2006, as amended and restated as of December 6, 2010, February 14, 2011 and February 28, 2013, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent and collateral agent	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed March 6, 2013 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
10.59	Supplement No. 1, dated as of June 5, 2013, between Arkwin Industries, Inc. and Credit Suisse AG, as agent, to the Guarantee and Collateral Agreement, dated as of June 23, 2006, as amended and restated	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed June 11, 2013 (File No. 001-32833)

10.60	Supplement No. 2, dated as of June 26, 2013, between Whippany Actuation Systems, LLC and Credit Suisse AG, as agent, to the Guarantee and Collateral Agreement, dated as of June 23, 2006, as amended and restated	Incorporated by reference to the TransDigm Group Incorporated’s Form 8-K filed July 1, 2013 (File No. 001-32833)

10.61	Commitment Letter dated January 20, 2012 among Credit Suisse Securities (USA) LLC, Credit Suisse AG, UBS Securities LLC, UBS Loan Finance LLC and TransDigm Group Incorporated	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 9, 2012 (File No. 001-32833))

10.62	Stock Purchase Agreement, dated January 28, 2011, among TransDigm Inc., McKechnie Aerospace (Europe) Ltd., McKechnie Aerospace Investments, Inc., and Alcoa Global Fasteners, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed February 1, 2011 (File No. 001-32833)

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges	Incorporated by reference to Amendment No. 2 to TransDigm Group Incorporated’s Form S-4 filed May 21, 2013 (File No. 333-186494)

21.1	Subsidiaries of TransDigm Group Incorporated	Filed herewith

23.1	Consent of Independent Registered Public Accounting Firm	Filed herewith

23.2	Consent of Jones Day (included in Exhibit 5.1 hereto)	Filed herewith

23.3	Consent of Baker Hostetler LLP (included in Exhibit 5.2 hereto)	Filed herewith

23.4	Consent of Perkins Coie LLP (included in Exhibit 5.3 hereto)	Filed herewith

23.5	Consent of Shipman & Goodwin LLP (included in Exhibit 5.4 hereto)	Filed herewith

24.1	Power of Attorney with respect to TransDigm Inc. (included in the signature pages hereto)	Filed herewith

24.2	Power of Attorney with respect to TransDigm Group Incorporated (included in the signature pages hereto)	Filed herewith

24.3	Power of Attorney with respect to Champion Aerospace LLC (included in the signature pages hereto)	Filed herewith

24.4	Power of Attorney with respect to Adams Rite Aerospace, Inc. (included in the signature pages hereto)	Filed herewith

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
24.5	Power of Attorney with respect to MarathonNorco Aerospace, Inc. (included in the signature pages hereto)	Filed herewith

24.6	Power of Attorney with respect to Avionic Instruments LLC (included in the signature pages hereto)	Filed herewith

24.7	Power of Attorney with respect to Skurka Aerospace Inc. (included in the signature pages hereto)	Filed herewith

24.8	Power of Attorney with respect to CDA Intercorp LLC (included in the signature pages hereto)	Filed herewith

24.9	Power of Attorney with respect to Aviation Technologies, Inc. (included in the signature pages hereto)	Filed herewith

24.10	Power of Attorney with respect to AvtechTyee, Inc. (included in the signature pages hereto)	Filed herewith

24.11	Power of Attorney with respect to Transicoil LLC (included in the signature pages hereto)	Filed herewith

24.12	Power of Attorney with respect to Malaysian Aerospace Services, Inc. (included in the signature pages hereto)	Filed herewith

24.13	Power of Attorney with respect to AeroControlex Group, Inc. (included in the signature pages hereto)	Filed herewith

24.14	Power of Attorney with respect to Acme Aerospace, Inc. (included in the signature pages hereto)	Filed herewith

24.15	Power of Attorney with respect to Dukes Aerospace, Inc. (included in the signature pages hereto)	Filed herewith

24.16	Power of Attorney with respect to CEF Industries, LLC (included in the signature pages hereto)	Filed herewith

24.17	Power of Attorney with respect to Bruce Aerospace Inc. (included in the signature pages hereto)	Filed herewith

24.18	Power of Attorney with respect to Bruce Industries, Inc. (included in the signature pages hereto)	Filed herewith

24.19	Power of Attorney with respect to Semco Instruments, Inc. (included in the signature pages hereto)	Filed herewith

24.20	Power of Attorney with respect to Hartwell Corporation (included in the signature pages hereto)	Filed herewith

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
24.21	Power of Attorney with respect to McKechnie Aerospace DE, Inc. (included in the signature pages hereto)	Filed herewith

24.22	Power of Attorney with respect to McKechnie Aerospace Holdings, Inc. (included in the signature pages hereto)	Filed herewith

24.23	Power of Attorney with respect to McKechnie Aerospace Investments, Inc. (included in the signature pages hereto)	Filed herewith

24.24	Power of Attorney with respect to McKechnie Aerospace US LLC (included in the signature pages hereto)	Filed herewith

24.25	Power of Attorney with respect to Texas Rotronics, Inc. (included in the signature pages hereto)	Filed herewith

24.26	Power of Attorney with respect to Western Sky Industries, LLC (included in the signature pages hereto)	Filed herewith

24.27	Power of Attorney with respect to Schneller Holdings LLC (included in the signature pages hereto)	Filed herewith

24.28	Power of Attorney with respect to Schneller International Sales Corp. (included in the signature pages hereto)	Filed herewith

24.29	Power of Attorney with respect to Schneller LLC (included in the signature pages hereto)	Filed herewith

24.30	Power of Attorney with respect to Harco Laboratories, Incorporated (included in the signature pages hereto)	Filed herewith

24.31	Power of Attorney with respect to AmSafe Global Holdings, Inc. (included in the signature pages hereto)	Filed herewith

24.32	Power of Attorney with respect to AP Global Holdings, Inc. (included in the signature pages hereto)	Filed herewith

24.33	Power of Attorney with respect to AP Global Acquisition Corp. (included in the signature pages hereto)	Filed herewith

24.34	Power of Attorney with respect to AmSafe Industries, Inc. (included in the signature pages hereto)	Filed herewith

24.35	Power of Attorney with respect to Bridport Holdings, Inc. (included in the signature pages hereto)	Filed herewith

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
24.36	Power of Attorney with respect to AmSafe, Inc. (included in the signature pages hereto)	Filed herewith

24.37	Power of Attorney with respect to AmSafe Commercial Products, Inc. (included in the signature pages hereto)	Filed herewith

24.38	Power of Attorney with respect to Bridport-Air Carrier, Inc. (included in the signature pages hereto)	Filed herewith

24.39	Power of Attorney with respect to Bridport Erie Aviation, Inc. (included in the signature pages hereto)	Filed herewith

24.40	Power of Attorney with respect to AmSafe – C Safe, Inc. (included in the signature pages hereto)	Filed herewith

24.41	Power of Attorney with respect to Arkwin Industries, Inc. (included in the signature pages hereto)	Filed herewith

24.42	Power of Attorney with respect to Whippany Actuation Systems, LLC (included in the signature pages hereto)	Filed herewith

25.1	Statement of Eligibility of Trustee with respect to the Indenture dated as of July 1, 2013, relating to the 7 1/2% Senior Subordinated Notes due 2021	Filed herewith

99.1	Form of Letter of Transmittal	Filed herewith

99.2	Form of Notice of Guaranteed Delivery	Filed herewith

99.3	Form of Letter to Clients	Filed herewith

99.4	Form of Letter to Nominees	Filed herewith

*	Indicates a management contract or compensation plan or arrangement.